UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05038

Clearwater Investment Trust
(Exact name of registrant as specified in charter)

2000 Wells Fargo Place, 30 East 7th Street, Saint Paul, Minnesota 55101-4930
(Address of principal executive offices) (Zip code)

Stephen G. Simon
Fiduciary Counselling, Inc.
2000 Wells Fargo Place, 30 E. 7th Street
Saint Paul, Minnesota 55101-4930

Copy to:

John O’Hanlon, Esq.
Dechert LLP
One International Place, 40th Floor
100 Oliver Street
Boston, Massachusetts 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:	651-228-0935

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2014

Item 1. Reports to Stockholders

CLEARWATER INVESTMENT TRUST

Clearwater Core Equity Fund
Clearwater Small Companies Fund
Clearwater Tax-Exempt Bond Fund
Clearwater International Fund

Annual Report for the year ended December 31, 2014

Letter to Shareholders
(unaudited)

February 26, 2015

This annual report provides information regarding the performance and holdings of your Clearwater Funds for the year ended December 31, 2014. During 2014, the Clearwater Tax-Exempt Bond Fund and the Clearwater Small Companies Fund outperformed their respective benchmarks while the Clearwater Core Equity Fund and the Clearwater International Fund underperformed their respective benchmarks.

We encourage you to read this annual report as it contains important information about the Clearwater Funds, including commentary from the Funds’ investment manager, Clearwater Management Company, and the managers who act as subadvisers to the Funds provided in the section of the report that follows this letter titled: Management Discussion of Clearwater Funds’ Performance. Additionally, this report includes information describing the contract renewal process in December 2014, during which the Board of Trustees reviewed the services provided and fees charged by, as well as performance of, Clearwater Management Company and that of each Clearwater subadviser. Effective January 29, 2015, the Trust terminated Heartland Advisers, Inc. and Knightsbridge Asset Management, LLC as subadvisers to the Clearwater Core Equity Fund. Effective as of February 3, 2015 and February 4, 2015, respectively, the Trust engaged AQR Capital Management, LLC and O’Shaughnessy Asset Management, LLC as subadvisers to the Clearwater Core Equity Fund.

The updated annual Prospectus of the Clearwater Funds will be mailed to you by the end of April 2015. This annual update of the Prospectus and the related Statement of Additional Information, which is available from your Financial Consultant at Fiduciary Counselling, Inc. upon request, includes a detailed discussion of the investment objectives and risks of investing in each Fund. We believe this will help you better understand how your shareholder assets are invested and managed. For additional information that is available at this time, please see the Clearwater Funds’ current prospectus and statement of additional information.

We hope the information disclosed within this annual report is helpful in understanding the 2014 results of each of the Clearwater Funds. We appreciate your continued confidence and your choice to invest with us.

Justin H. Weyerhaeuser	James E. Johnson
President	Chairman of the Board of Trustees
Clearwater Investment Trust	Clearwater Investment Trust

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Management Discussion of Clearwater Funds’ Performance

Clearwater Core Equity Fund

The Clearwater Core Equity Fund seeks long-term growth of capital. Current income, to the extent income is produced by the stocks held by the Fund, is a secondary objective. Under normal market conditions, the Clearwater Core Equity Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of U.S. companies. The Clearwater Core Equity Fund’s assets are managed in a “multi-manager, multi-style” approach. During the period ending December 31, 2014, the Core Equity Fund had four subadvisers. Parametric Portfolio Associates (“Parametric”), with approximately 60% of the Fund’s assets, manages its portion of the Fund’s assets to mirror the Russell 1000® Index as closely as possible without requiring the Fund to realize taxable gains. The remaining 40% of the Fund’s assets were divided evenly between Heartland Advisers, Inc. (“Heartland”), Knightsbridge Asset Management, LLC (“Knightsbridge”), and Osterweis Capital Management, LLC (“Osterweis”) who all utilized an active management style.

2014 Market Overview:
U.S. equity prices were supported in 2014 by strong corporate earnings, an accelerating economic recovery, low inflation, improving investor sentiment, and an accommodative Federal Reserve Bank. Domestic equity prices were pressured by weak economic conditions outside the U.S., particularly in Japan and Europe and slowing growth in China. On the geo-political front, tension between Russia and the West over the Ukraine also weighed on equities.

2014 Performance and 2015 Outlook:
The Clearwater Core Equity Fund advanced 9.2%, net of fees, in 2014. We believe that absolute returns were excellent considering the uncertain economic and geo-political conditions, but relative returns were disappointing in comparison to the Fund’s benchmark, the Russell 1000® Index, which returned 13.2% for the year. The underperformance was generated by Fund’s three active sub-advisers - Heartland, Knightsbridge, and Osterweis.

Each of the three active managers in the Clearwater Core Equity Fund comment on the performance of their respective portfolios for 2014, and their outlook for 2015, in the paragraphs that follow. For comparison of the subadvisers’ capabilities, performance is shown gross of fees. The Fund pays a single advisory fee to Clearwater Management Company, which in turn pays the subadvisers out of its advisory fee.

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Heartland Commentary

2014 Performance: For the year ended December 31, 2014, the portion of the Clearwater Core Equity Fund managed by Heartland returned 4.5%, gross of fees, underperforming the Russell 1000® Index (the “benchmark”), which returned 13.2%. Stock selection in Information Technology and Consumer Discretionary, particularly Royal Caribbean Cruises Ltd. (RCL), was strong, but unable to offset the underperformance of our holdings in and allocation to Energy. An overweight to and selection in the Energy Equipment and Services industry accounted for the majority of the shortfall. Our stocks in this area were hit harder than those in the benchmark, on average, primarily because the Russell 1000® Index includes a pair of behemoths in the energy space: Exxon Mobil Corporation (XOM) and Chevron Corporation (CVX). These highly diversified companies are arguably more immune to downside volatility than the smaller names we hold, but may not represent the upside potential we seek. Stock selection in Financials also held back relative performance.

2015 Outlook: Our outlook is squarely centered on improving Consumer and Industrial fundamentals as part of a broad, if slow moving, economic expansion. As such, catalysts dependent upon a reviving U.S. economy are prevalent in the portfolio. We also believe the much discussed “tax break” associated with cheap energy may benefit moderate income households disproportionately and we are positioned accordingly. While uncertainty remains for the year ahead, we are uncovering companies that appear to have reasonable valuations, strong balance sheets and earnings, and—even in the face of investor skepticism—management team confidence expressed in the form of personal investing.

Knightsbridge Commentary

2014 Performance: For 2014, the Knightsbridge managed portion of the Clearwater Fund returned 1.8%, gross of fees, compared to 13.2% for the Russell 1000® Index (the “benchmark”). Lack of exposure to the best performing sectors (Healthcare and Utilities) detracted from relative performance, as did underperformance in the worst performing sector (Energy). A modest cash allocation throughout the year also hindered performance.

2015 Outlook: Although there are some positive tailwinds for stocks in 2015, we see more reasons for concern. First, the good news: we believe that low interest rates, low inflation and an improving economy should provide some support for U.S. stocks. Yet, as contrarian value investors, we worry about things such as record profit margins, the most IPOs since the tech bubble and U.S. households holding high levels of stock. Domestic equity valuations are rising, pushing the market’s cash flow multiple to previous market peak levels. The cyclically adjusted “Shiller” P/E has risen to levels that may indicate low stock returns going forward. Measures of sentiment also appear elevated. Due to our evaluation of these factors, we have raised cash, and when looking at new stocks, we are prioritizing resilient business models employing manageable financial leverage. Fortunately, our internal research on what we believe are investment anomalies provides us with a universe of prospective stocks that have company-specific valuation drivers that do not appear to rely on overall market strength.

Osterweis Commentary

2014 Performance: Against a backdrop of improving U.S. growth and weak growth abroad, the U.S. stock market chalked up another solid year. The Russell 1000 Index® (the “benchmark”) was up 13.2% while our portion of the Clearwater Core Equity Fund was up 7.8% (gross of fees). The strong aggregate return of the benchmark masked some rather stark divergences. In the first half of the year, our portion of the Clearwater Core Equity Fund had no trouble keeping pace with a strong benchmark and in fact modestly outperformed the benchmark. For the second half of the year, however, the top 100 stocks (in

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performance impact) of the benchmark accounted for a whopping 115% of the benchmark’s return. Furthermore, performance was clearly bifurcated with large-cap stocks in the benchmark rising over 6% in aggregate while those in the small- and mid-cap segments plunged, returning (41)% and (9)%, respectively. In other words, it was a very narrow market, which according to S&P Capital IQ Fund Research, caused about 80% of all active managers – ourselves included – to underperform the benchmark. Essentially, if you did not own the top stocks and the large cap names, you could not keep up. This was very reminiscent of the mid- to late-1990’s when a small group of high-tech stocks accounted for an outsized share of the market’s gain. We believe such a concentration of performance will reverse, collapsing under its own weight. In part this is because the benchmark is capitalization weighted, so those buying into the benchmark have to buy more of the largest cap stocks, which could push the largest stocks further and further along the path towards overvaluation. This process may feed on itself until the overvaluation of the “winners” simply becomes too great. Eventually they can crack, dragging the benchmark down sharply and allowing active managers who did not buy these stocks to outperform the benchmark. We may be entering such a phase now.

2015 Outlook: We expect moderate, low-inflation growth to continue in the U.S. in 2015 alongside continued weak results in Europe, Japan, China and much of the emerging markets. Strong relative and absolute economic growth in the U.S., coupled with a likelihood that the Federal Reserve will begin to tighten in 2015, suggest that the dollar may continue to rally versus most other currencies and as a result, U.S.-focused companies may be at an advantage this year. While we believe that the U.S. stock market is not currently cheap, we think valuations are not unreasonable given the current low level of interest rates. The key risk is the potential for deflationary contagion, a period of weak prices and declining spending, particularly capital spending. The primary investment risk in such a scenario would be persistent earnings disappointments, which in turn would lead to declining stock prices. While we regard this scenario as unlikely, the probability of its occurrence may have increased and we are, therefore, monitoring the development of what we view to be key components. In this environment, we believe companies that can deliver growth will be rewarded. We believe that consistent growers tend to be well identified by the market and hence fully valued. Instead we are focused on what we view to be attractively valued companies that can demonstrate accelerated growth that is unanticipated by the market. We particularly like companies with strong and growing free cash flow, especially those that return this cash flow to shareholders through dividends and stock repurchases.

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Clearwater Small Companies Fund

The Clearwater Small Companies Fund seeks long-term growth of capital. Current income is a secondary objective. Under normal market conditions, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small companies. The Fund defines “small companies” as issuers with market capitalizations no greater than $5 billion at the time of purchase. Equity securities consist primarily of exchange-traded common and preferred stocks and convertible securities. The Fund uses a “multi-style, multi-manager” approach with two subadvisers who employ distinct investment styles: Kennedy Capital Management (“Kennedy”) and Keeley Asset Management (“Keeley”). At the period ending December 31, 2014, Kennedy and Keeley respectively managed approximately 75% and 25% of the Fund balances.

2014 Market Overview:
U.S. equity prices were supported in 2014 by strong corporate earnings, an accelerating economic recovery, low inflation, improving investor sentiment, and an accommodative Federal Reserve Bank. Domestic equity prices were pressured by weak economic conditions outside the U.S., particularly in Japan and Europe and slowing growth in China. On the geo-political front, tension between Russia and the West over the Ukraine also weighed on equities.

2014 Performance and 2015 Outlook:
The Clearwater Small Companies Fund advanced 5.0%, net of fees, in 2014, slightly beating its benchmark, the Russell 2000® Index, which returned 4.9% for the year. The Fund’s performance was helped by its underweighting of unprofitable smaller companies and it was hurt by its stock selection in the Energy sector.

Each of the two subadvisers for the Clearwater Small Companies Fund comments on the performance of their specific portfolio for 2014 and their outlook for 2015, in the paragraphs below. For comparison of the subadvisers’ capabilities, performance is shown gross of fees. The Fund pays a single advisory fee to Clearwater Management Company, which in turn pays the subadvisers out of its advisory fee.

Kennedy Commentary

2014 Performance: For the year ended December 31, 2014, the portion of the Clearwater Small Companies Fund managed by Kennedy Capital Management returned 7.4%, gross of fees, outperforming the 4.9% return of the Fund’s benchmark, the Russell 2000® Index (the “benchmark”). Stock selection had a positive impact on relative performance during the year, particularly in the Financial, Industrial and Health Care sectors.

2015 Outlook: As we see it, the U.S. economy is generally trundling along fairly well. New car sales are still solid. Housing starts are adequate (not great yet, but not lapsing back to 2010/11 levels). Employment growth seems to be real (not just offsetting monthly positives and negatives as we progress throughout the year). Consumer sentiment is moving back into the ranges we saw in the ‘80s and ‘90s. The Energy sector, however, is going through a difficult period. Of course, the cost of energy (e.g., for consumers and industry) is clearly a windfall – which could be a nice shot in the arm for our economy in 2015. Unfortunately, lower oil prices may set the stage for more geopolitical tensions. When we think of economic malaise outside the U.S., we do have some level of unease but not grave concern. Weaker currencies are a double-edged sword. While they hurt a consumer’s ability to buy foreign goods, they

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help a company’s ability to sell its goods abroad. This may not “rescue” the European Union and Japan, but it will likely boost competitiveness of companies exporting from those countries. As the Yen weakens, for instance, Japanese companies may gain a competitive edge over their U.S. counterparts. While we are not buying stocks to explicitly capitalize on these factors, we are mindful of them as we consider initiating or maintaining positions.

Keeley Commentary

2014 Performance: For the year ending December 31, 2014, Keeley’s portion of the Clearwater Small Companies Fund produced a return of 2.1%, gross of fees, compared to 4.9% for the Russell 2000® Index (the “benchmark”). In terms of sector attribution, our exposure to the Energy and Health Care sectors served as the two primary detractors in 2014. Our significant underweight to Health Care, relative to the benchmark, combined with poor stock selection within the Health Care sector, resulted in the largest drag on performance relative to the benchmark. While our stock selection was positive within Energy, our overweight stance relative to the benchmark amidst falling oil prices resulted in the second largest drag on relative performance. For the year, the primary positive contribution came from strong stock selection in Consumer Discretionary. Our overweight to Financials and our underweight to Utilities also provided small positive contributions.

2015 Outlook: Today, we are cautiously optimistic that much of the declines in the Energy sector have been realized and that prices in this sector have stabilized, but we do believe that markets tend to overshoot on the downside while searching for equilibrium. While we do not feel it would be prudent to add at this point, we are not against adding to our holdings in the future if we become more comfortable with the stability in the price of oil. In general, we are optimistic that the environment for restructuring activity remains attractive over the near-to-long term. Spin-off activity has accelerated, and we believe shareholder activism is poised to remain high in 2015. In addition, we believe that a healthy environment exists for companies emerging from bankruptcy, which are often shunned by investors.

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Clearwater Tax-Exempt Bond Fund

The Clearwater Tax-Exempt Bond Fund seeks high current income that is exempt from U.S. federal income tax, consistent with preservation of capital. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in tax-exempt bonds, which are debt obligations issued by or for the U.S. states, territories and possessions and the District of Columbia. The interest on these securities is generally exempt from both U.S. regular federal income tax and U.S. federal alternative minimum tax. However, the Fund may invest up to 20% of its assets in securities that generate interest income subject to federal alternative minimum tax for individuals. The Fund invests in both revenue bonds, which are backed by and payable only from the revenues derived from a specific facility or specific revenue source, and in general obligation bonds, which are secured by the full faith, credit and taxation power of the issuing municipality. The Fund’s subadviser, Sit Fixed Income Advisers II, LLC (“Sit”), provides day to day management for the Fund. It should be noted that the Fund is not a money market fund and is not intended to be a money market fund substitute. Under normal market conditions, the Fund’s investments may be more susceptible than a money market fund to interest rate risk and credit risks relevant to the Fund’s investments.

Sit has provided all of the commentary below regarding the Clearwater Tax-Exempt Bond Fund. The Fund pays an advisory fee to Clearwater Management Company, which in turn pays the subadviser out of its advisory fee.

Sit Commentary

2014 Market Overview: Tax-exempt fixed income markets experienced a remarkably strong year in 2014, as the U.S. Treasury and tax-exempt yield curves flattened considerably (long rates fell over 100 basis points), and funds flows that had been significantly negative in 2013 turned modestly positive. Supply, while increasing slightly from 2013, was very manageable to absorb, particularly as fund inflows were concentrated in long-term and high yield tax-exempt funds. Credit fundamentals were generally sound, and spreads tightened substantially during the year. State and local government tax collections continued to improve from the low recession-driven levels of 2008 and 2009, and have now exceeded pre-recession levels, such that even though assistance from the federal government’s stimulus programs is no longer helping, state and local government finances remain generally on the upswing, with the notable exceptions of Detroit (although it now has emerged from bankruptcy), Chicago, and the states of Illinois and New Jersey. Puerto Rico related debt was volatile throughout the year, absorbing significant downgrades in the early and middle parts of the year that sparked selloffs but also rallying significantly in late summer. We believe more volatility is likely in 2015 as Puerto Rico continues to suffer a recession and it attempts to restructure some of its debt. The Fed ended its quantitative easing program in 2014 but remained quite accommodative. Concerns about tax reform and a potential reduction of the value of the municipal bond tax exemption remain, but appear to have had little overall effect on the market.

2014 Performance: The Clearwater Tax-Exempt Bond Fund returned 15.3%, net of fees, for the year ended December 31, 2014. The Fund’s benchmark, the Barclays 5 Year Municipal Bond Index (the “benchmark”), gained 3.2% over the same period. Given the Fed’s accommodative policies and the steep tax-exempt yield curve, the Fund’s average life duration, a measure of the Fund’s sensitivity to changes in interest rates, began the year at 6.7 years. However, it shortened to 5.6 years by year-end primarily due to the rally in the tax-exempt bond market. For comparison, the Fund’s benchmark had duration of 3.9 years at December 31, 2013, and it remained there throughout the year. The Fund’s longer duration was the primary reason for its outperformance during 2014. The Fund’s yield fell significantly, much more than

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the yield of the benchmark. Revenue bonds significantly outperformed general obligation bonds during 2014, with revenue bonds returning 10.1% for the year, while general obligation bonds returned 7.8%. Furthermore, lower quality issues (especially lower investment grade and non-rated issues) significantly outperformed those of higher credit quality, as investors sought yield. The Fund’s performance, due to its heavy emphasis on revenue bonds, its considerably longer duration and its meaningful exposure to lower quality issues, outperformed that of its benchmark in 2014.

2015 Outlook: We expect U.S. growth to moderate from its rapid pace in late 2014 to lower levels during 2015, and inflation to remain subdued. Single-family housing has moderated, but unemployment, despite some improvement, remains elevated, and wage growth remains slow. We believe that Republicans gaining control of the U.S. Senate is not likely to have a significant impact on fiscal or economic policy. Although Republican policy goals differ greatly from those of President Obama, it appears that both sides want to avoid the drama and volatility caused by budget and debt ceiling negotiations in recent years. Therefore, we expect agreements to be reached timely that will avoid unsettling the markets. Interest rates, which we believe are likely to remain low in absolute terms, may start to rise during 2015, as the economy continues to grow. The Fed has signaled it intends to begin raising short-term interest rates in 2015. We believe that the Treasury yield curve should remain relatively steep, with yields rising more on the short and intermediate portions of the curve, while the tax-exempt curve flattens similarly, with short-term and intermediate rates rising some and long-term tax-exempt yields rising less as supply continues at a still manageable level and state and local government finances continue to improve, helping tax-exempt bonds outperform. One potential concern for the market will be the performance of the equity markets. If they weaken, it could be a positive for bonds, but if they rally strongly, more money could move out of fixed income into equities, again creating negative pressure on the bond market. We expect revenue bonds to continue their strong relative performance in 2015, as investor focus remains on yield. Puerto Rico related concerns may weigh on the market, however, and could produce some volatility. Furthermore, potential problems funding retirement pension and healthcare obligations still persist in other places, especially Chicago and Illinois, and remain the subject of many of the negative media reports about the municipal market. The Fund’s longer duration and its use of revenue and non-rated bonds have positioned it opportunistically for the economic and interest rate environment that we expect in 2015, although we do expect to continue to shorten duration during the year. We expect investment of new cash flows to be focused on maturities in the 5-25 year range.

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Clearwater International Fund

The Clearwater International Fund seeks long-term growth of capital. The Fund generally invests at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies organized or located outside the United States and doing a substantial amount of business outside the United States. The Fund diversifies its investments among a number of different countries throughout the world, and may invest in companies of any size. The Fund does not intend to invest more than 20% of its net assets in the equity securities of developing or emerging market issuers. The Fund uses a “multi-style, multi-manager” approach. The Fund’s adviser allocates portions of the Fund’s assets among subadvisers who employ distinct investment styles. The Fund currently has five subadvisers. Parametric Portfolio Associates (“Parametric”) manages its portion of the portfolio (approximately 50%) to mirror the MSCI World Ex USA Index (net). The Fund also has four “active” managers who each manage approximately 12.5% of the Fund: Artisan Partners Limited Partnership (“Artisan Partners”), Denver Investments (“Denver”), Templeton Investment Counsel, LLC (“Templeton”) and WCM Investment Management (“WCM”).

2014 Market Overview:
Sub-par economic conditions, weakening currencies, and the threat of deflation pressured stock prices in the developed market countries in 2014. In Japan, a big increase in the national consumption tax tempered consumer demand. When the economy headed toward recession, the Bank of Japan responded by adopting an ultra-easy monetary policy. On the geo-political front, tension between Russia and the West over the Ukraine also weighed on equities. In Europe, economic growth was sub-par, interest rates fell, and policymakers voiced concern that deflation was a possibility. These conditions paled against the stronger economic conditions in the U.S. and as a result, the currencies in Japan and Europe were pressured. In 2014, Japanese Yen dropped 13.7% against the U.S. Dollar while the Euro fell 13.6%. The Clearwater International Fund reports its results in U.S. dollars, after these currencies adjustments have taken place.

2014 Performance and 2015 Outlook:
The Clearwater International Fund lost 4.7% for the year and underperformed its benchmark, the MSCI World Ex USA. Index (net), which fell 4.3%. Performance was hurt by poor stock selection in smaller international companies but was helped by the Fund’s underweighting of Energy and Industrial companies.

Each of the four active managers in the Clearwater International Fund comments on the performance of their portfolio in 2014 and their outlook for 2015, in the paragraphs below. For comparison of the sub-adviser’s capabilities, performance is shown gross of fees. The Fund pays a single advisory fee to Clearwater Management Company, which in turn pays the subadvisers out of its advisory fee.

Artisan Partners Commentary

2014 Performance: During the year ended December 31, 2014, Artisan’s portion of the Clearwater International Fund returned 1.1%, gross of fees, outperforming the MSCI World Ex USA Index (net) (the “benchmark”), which declined 4.3% over the same period. Performance of the following stocks had a positive impact on the portfolio during the period: U.S. health care products developer Covidien plc; U.S. semiconductor equipment provider Applied Materials, Inc.; Chinese internet search provider Baidu, Inc.;

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U.K. publisher Reed Elsevier plc1; and Japanese household products company Kao Corp. Notable detractors included: U.K. food retailer TESCO plc; Norwegian oil and gas services and equipment company Aker Solutions ASA; Denmark-based brewing company Carlsberg AS; U.K. outsourcing services provider Serco Group plc; and Japanese consumer credit company Credit Saison Co., Ltd.

2015 Outlook: Given the performance of the international equities markets on a local currency basis, we are still finding that, with few exceptions, stocks appear mostly fairly priced. Broadly speaking, valuations appear to be more attractive in Financials. Banks are still trading at big discounts to book value and are not priced for the same kind of optimism as other industries. Additionally, the recent rout in oil prices has created dislocations in the share prices of many Energy companies. We are busy prospecting for investment opportunities that we believe are both undervalued and that have the balance sheet strength to sustain an extended period of low oil prices.

Denver Commentary

2014 Performance: The portion of the Clearwater International Fund managed by Denver returned (12.4)%, gross of fees, compared to the MSCI World Ex USA Index (net) (the “benchmark”) which returned (4.3)%. Our portfolio’s largest detractor for the year was Ports Design Limited. Ports Design, based in Hong Kong, designs, manufactures and sells high-end branded apparel in mainland China. The company sells its products under the Ports International and Ports 1961 brand names. Throughout the year, Ports’ stock price was negatively impacted by investor concerns relating to China’s crackdown on government officials’ luxury spending and China’s slowing growth. Additionally during the year, Ports pursued a store refurbishment campaign resulting in company costs exceeding revenues. Since December 31, 2014, the company announced that it will be acquired at approximately a 27% premium. Our portfolio’s largest contributor for the year was PAX Global. PAX is based in Hong Kong and is a leading electronic funds transfer (EFT) point of sales (POS) terminal solutions provider. The company develops and sells countertop and mobile EFT-POS terminals, which are able to process a range of electronic payment types, including signature and PIN-based debit cards, credit cards, contactless/radio frequency (RF) identification cards, RF-enabled mobile phones, integrated circuit cards, pre-paid gift and other stored-value cards. PAX has seen strong overseas growth as it expands into emerging markets including Latin America, Africa and the Middle East. Throughout the year investors reacted positively as PAX continued to execute on its growth plan as demonstrated by strong earnings growth.

2015 Outlook: Although it is disappointing to underperform in any timeframe, we remain encouraged by our portfolio’s holdings. Our portfolio’s underperformance relative to its benchmark has mostly been driven by performance of holdings that have exposure to China and related markets such as Australia. We feel these holdings have suffered mostly as a result of fear of China’s economy slowing, rather than because of operational disappointments. As of December 31, our portion of the fund held a diversified portfolio of roughly 40 stocks of companies that we believe are fast-growing, high-return, cash-generative businesses with sound balance sheets.

Templeton Commentary

2014 Performance: Templeton’s portion of the Clearwater International Fund returned (1.7)%, gross of fees, for the year ending 12/31/14. The Fund’s benchmark, the MSCI World Ex USA Index (net) (the “benchmark”), returned (4.3)%. Our portfolio outperformed the Fund’s benchmark for the period. The largest sector contributors were stock selection in Consumer Discretionary and Information Technology

1 *The portfolio owns Reed Elsevier plc and Reed Elsevier N.V., which are separate legal entities with jointly owned operating companies. Holdings of Reed Elsevier plc and Reed Elsevier N.V. are aggregated to determine Reed Elsevier’s contribution to return.

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and an underweight to Utilities. In our view, Utilities are broadly expensive considering the potential impacts of weaker economic growth and increasing regulatory interference on power demand and industry pricing. Stock selection in Industrials and Health Care were the largest detractors. Since mid-June, the performance of our Cyclical Industrials holdings have been negatively impacted by rising geopolitical tension in the Middle East and Ukraine, slowing GDP growth and heightened risk aversion. Regionally, stock selection in Asia was the largest regional contributor for the year, further boosted by an overweight to the region. Our focus in Asia is on finding companies that we believe have balance sheet strength, capital discipline and the ability to sustainably generate strong free cash flow. Stock selection in Canada was the largest regional detractor.

2015 Outlook: At the core of Templeton’s investment philosophy is an acceptance that any given investor has imperfect knowledge of market and economic variables. Throughout this challenging period, we have tried to use the market’s distraction to our advantage by focusing on what we determine to be overlooked value. In doing so, we have continued to build differentiated portfolios that embed long-term assumptions about company-level business fundamentals. Reassuringly, academic studies attesting to the potential benefits of the type of truly active, long-term value investing long practiced by Templeton have begun to emerge in recent years. Overall, we believe performance comes from value recognition, and, in our experience, price and value eventually do intersect over time. Going into 2015, we remain confident that our portfolio contains far more long-term value potential than its prices reflected at year-end.

WCM Commentary

2014 Performance: The portfolio managed by WCM returned 1.5% for the period, gross of fees. This compares to the MSCI World Ex USA Index (net) (the “benchmark”), which returned (4.3)% for the same period. Stock selection overall was positive and broad based. The standouts were Industrials and Health Care; the weak spots were Discretionary and Staples, isolated to just a few specific names. Allocation was actually the dominant contributor this year, led by the strategy’s underweights to Energy and Materials and overweights to Technology and Health Care. Even so, we still strive to deliver outperformance due to selection.

2015 Outlook: Looking ahead to 2015, we expect the recent bouts of volatility to persist as the market digests the various global macro cross-currents (prospect of Fed tightening, European Central Bank Qualitative Easing, oil price and currency volatility, etc.). We believe these are the periods during which stock selection matters most, and we seek to exploit this with our focused portfolio approach. We believe that companies with improving competitive advantages—our primary focus—are able to gain ground during volatile macro periods, since we believe they can fully capitalize on growth opportunities while their peers are playing defense and/or dealing with internal issues.

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Comparison of the Change in Value of a $10,000 Investment in the Clearwater Core
Equity Fund and the Russell 1000® Index

Comparison of the Change in Value of a $10,000 Investment in the Clearwater Small
Companies Fund and the Russell 2000® Index

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Comparison of the Change in Value of a $10,000 Investment in the Clearwater Tax-
Exempt Bond Fund and the Barclays 5-Year Municipal Bond Index

Comparison of the Change in Value of a $10,000 Investment in the Clearwater
International Fund and the MSCI World Ex USA Index (net)

* Clearwater International Fund inception date.

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Fund Expense Example
(unaudited)

As a shareholder of the Clearwater Core Equity Fund, Clearwater Small Companies Fund, Clearwater Tax-Exempt Bond Fund, and Clearwater International Fund (the “Funds”), you incur costs, including management fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing costs which the Funds pay directly, you as a shareholder indirectly bear the expenses of any outside exchange traded funds or mutual funds in which the Funds invest. (These are also referred to as “acquired funds” and those indirect expenses represent the Funds’ pro rata portion of the cumulative expense charged by the acquired funds.)

The Example provided is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended December 31, 2014.

Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period July 1, 2014 through December 31, 2014” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the second section of the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you compare the relative total costs of the Funds to other mutual funds that charge transaction costs and/or sales charges or redemption fees.

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Actual returns	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period July 1, 2014 through December 31, 2014 *
Core Equity Fund	$1,000.00	$1,026.20	$2.55
Small Companies Fund	$1,000.00	$1,019.30	$4.78
Tax-Exempt Bond Fund	$1,000.00	$1,048.80	$1.70
International Fund	$1,000.00	$912.50	$3.23

Hypothetical 5% return
(before expenses)
Core Equity Fund	$1,000.00	$1,022.68	$2.55
Small Companies Fund	$1,000.00	$1,020.47	$4.79
Tax-Exempt Bond Fund	$1,000.00	$1,023.54	$1.68
International Fund	$1,000.00	$1,021.83	$3.41

*	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expense ratios for the most recent one-half year period may differ from expense ratios based on one-year data in the Financial Highlights.

The annualized expense ratios are as follows:

Core Equity Fund	0.50%
Small Companies Fund	0.94%
Tax-Exempt Bond Fund	0.33%
International Fund	0.67%

Quarterly Portfolio Schedule of Investments

The Funds file a complete schedule of their portfolio holdings as of the close of the first and third quarters of their fiscal years with the Securities and Exchange Commission (the “SEC”) on Form N-Q. Shareholders may request copies of Form N-Q free of charge by calling the Transfer Agent toll free at 1-855-684-9144 or by sending a written request to: The Northern Trust Company, P.O. Box 4766, Chicago, IL 60680-4766 Attn: Clearwater Investment Trust Funds. These filings are also available on the SEC’s Internet site at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the public reference room may be obtained by calling 1-800-SEC-0330.

Voting Proxies on Fund Portfolio Securities

The Funds have established Proxy Voting Policies and Procedures (“Policies”) that the Funds use to determine how to vote proxies relating to portfolio securities. They also report, on Form N-PX, how the Funds voted any such proxies during the most recent 12-month period ended June 30. Shareholders may request copies of the Policies or Form N-PX free of charge by calling Fiduciary Counselling, Inc. toll free at 1-888-228-0935 or by sending a written request to: Fiduciary Counselling, Inc., 30 East 7th Street, Suite 2000, St. Paul, MN 55101 Attn: Clearwater Investment Trust Funds. Form N-PX is also available from the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

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EXECUTIVE OFFICERS AND TRUSTEES

Information About the Independent Trustees

Name and Age	Positions Held With the Funds	Term of Office	Principal Occupation or Employment During the Last Five Years	Number of Portfolios in the Fund Complex to Be Overseen by the Trustee	Other Directorships Held by the Trustee During the Last 5 Years
James E. Johnson (72) 30 East 7th Street Saint Paul, Minnesota 55101	Trustee, Chairman of the Board	As Trustee: Tenure: 4 years Term: Indefinite As Chairman: Tenure: May 2013 – Present Term: Reappointed Annually	Retired as Executive Vice President, Securian Financial Group, Inc. in 2010, Securian Financial Group, Inc. (1968- 2010)	4	None

Charles W. Rasmussen (48)1 30 East 7th Street Saint Paul, Minnesota 55101	Trustee, Chairman of the Nominating Committee	As Trustee: Tenure: 15 years Term: Indefinite As Chairman of the Nominating Committee: Tenure: 2 Years Term: Reappointed Annually	President and Chief Executive Officer, P&G Manufacturing, Inc. (air filtration equipment, 2002-Present)	4	None

Laura E. Rasmussen (51)1 30 East 7th Street Saint Paul, Minnesota 55101	Trustee	Tenure: 15 years Term: Indefinite	Business Owner, 3 Kittens Needle Arts (textile sales, 2006-Present)	4	None

Edward R. Titcomb III (40) 30 East 7th Street Saint Paul, Minnesota 55101	Trustee, Chairman of the Audit Committee	As Trustee: Tenure: 4 years Term: Indefinite As Chairman of the Audit Committee: Tenure: May 2013 – Present Term: Reappointed Annually	Vice President, Wells Fargo Institutional Trust (August 2013-Present), Vice President, Trust Point Inc. (2010-2013), Key Account Manager, GWG Life (2008- 2010)	4	None

1	Mr. Rasmussen and Ms. Rasmussen are spouses-in-law, and are the niece or nephew of Mr. Frederick T. Weyerhaeuser (see below).

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Information about the Funds’ Executive Officers and Interested Trustees

Name and Age	Positions Held With the Funds	Term of Office	Principal Occupation or Employment During the Last Five Years	Number of Portfolios in the Fund Complex to Be Overseen by the Officer/ Trustee	Other Directorships Held by the Officer/ Trustee During the Last 5 Years
Sara G. Dent (56) 1 30 East 7th Street Saint Paul, Minnesota 55101	Trustee	Tenure: December 2013 – Present Term: Indefinite	Private Investor	4	None

Frederick T. Weyerhaeuser (83) 2 30 East 7th Street Saint Paul, Minnesota 55101	Trustee, Secretary	Tenure: 27 years Term: Indefinite As Secretary: Tenure: December 2013 - Present Term: Reappointed Annually	Private Investor	4	None

Justin H. Weyerhaeuser (41) 3 30 East 7th Street Saint Paul, Minnesota 55101	Trustee, President and Treasurer	Tenure: 7 years Term: Indefinite As President and Treasurer: Tenure: May 2013 - Present Term: Reappointed Annually	Private Investor (February 2013 – Present), Attorney, Davis Graham &Stubbs LLP (law firm, November 2011 – February 2013), Husch Blackwell (law firm, July 2011 – November 2011), Jacobs Chase Attorneys (2009-July 2011), Volunteer Attorney, ACLU of Colorado (2007- 2009)	4	None

Stephen G. Simon (46) 30 East 7th Street Saint Paul, Minnesota 55101	Chief Compliance Officer	Tenure: March 2014 – Present Term: Reappointed Annually	Chief Compliance Officer, Fiduciary Counselling, Inc. (February 2014 – Present), Chief Compliance Officer, Allianz Investment Management, LLC (2004 – February 2014).	N/A	N/A

1	Ms. Sara G. Dent is an interested Trustee due to her mother’s level of ownership of voting securities in two of the Funds in the Trust.

2	Mr. Frederick T. Weyerhaeuser is an interested Trustee due to his daughter’s position as a director of Clearwater Management Company, the Funds’ investment manager.

3	Mr. Justin H. Weyerhaeuser is an interested Trustee due to his position as the Funds’ President and Treasurer.

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Name and Age	Positions Held With the Funds	Term of Office	Principal Occupation or Employment During the Last Five Years	Number of Portfolios in the Fund Complex to Be Overseen by the Officer/ Trustee	Other Directorships Held by the Officer/ Trustee During the Last 5 Years
Joe Chavosky (34) The Northern Trust Company 50 South LaSalle Street Chicago, IL 60603	Assistant Treasurer	Tenure: December 2014 – Present Term: Reappointed Annually
The Northern Trust Company, Vice President and Client Service Delivery Manager (2014-Present), The Northern Trust Company, Vice President and Fund Administration Manager (2011-2014), Invesco, Fund Administration Assistant Manager (2011-2010), Van Kampen Investments, Senior Associate (2008- 2010)
				N/A	N/A

Shari L. Clifford (46) 30 East 7th Street Saint Paul, Minnesota 55101	Assistant Treasurer	Tenure: March 2014 – Present Term: Reappointed Annually	Chief Financial Officer and Treasurer, Fiduciary Counselling, Inc. (February 2014 – Present), Controller and Finance Director, Woodbury Financial Services, Inc. (November 2007 – February 2014)	N/A	N/A

Brianne Mitchell (32) 30 East 7th Street Saint Paul, Minnesota 55101	Assistant Secretary	Tenure: December 2014 – Present Term: Reappointed Annually
Senior Compliance Analyst, Fiduciary Counselling, Inc. (July 2014-Present), Legal & Compliance Analyst, Highbridge Capital Management (June 2013- June 2014), Assoc. General Counsel & Asst. Director of Compliance, Catterton Management Company (January 2011-June 2013), Candidate for J.D., St. John’s University School of Law (August 2008-May 2011)
				N/A	N/A

Marcia Lucas (47) The Northern Trust Company 50 South LaSalle Street Chicago, IL 60603	Assistant Secretary	Tenure: March 2011 – Present Term: Reappointed Annually	The Northern Trust Company, Vice President (2011-Present), Second Vice President (2010-2011)	N/A	N/A

Additional information about the Fund Directors is available in the Funds’ Statement of Additional Information (“SAI”). The SAI is available, without charge, upon request, by contacting the transfer agent at 1-855-684-9144 or writing the Funds at The Northern Trust Company, P.O. Box 4766, Chicago, IL 60680-4766. The Funds do not have an internet website.

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Approval of the Investment Management and Subadviser Service Agreements

Clearwater Management Company, Inc. (“CMC”) is responsible for managing the investment programs and strategies for the Core Equity Fund, Small Companies Fund, Tax-Exempt Bond Fund, and International Fund (collectively, “the Funds”). CMC also provides other administrative services to the Funds and these services, as well as its investment management services, are provided to the Funds under an agreement (the “Management Agreement”). CMC conducts due diligence when selecting each subadviser (collectively, the “Subadvisers”) for the Funds and oversees the performance of the Subadvisers. The Subadvisers provide portfolio management and related services for the Funds under individual subadvisory agreements (the “Subadvisory Agreements”).

The Funds’ Board of Trustees (the “Trustees”) met periodically throughout the year to address a broad range of agenda items. For example, at each regularly scheduled meeting, the Trustees reviewed information about the investment performance and financial results of the Funds. On an annual basis, the Trustees, including the independent trustees, consider the renewal of the Management Agreement and the Subadvisory Agreements. In addition, the Trustees may periodically consider the retention of new subadvisers.

At their in-person meeting on December 5-6, 2014, the Trustees considered the renewal of the Management Agreement and the Subadvisory Agreements for Artisan Partners Limited Partnership, Denver Investments, Fiduciary Counselling, Inc. (“FCI”), Heartland Advisors, Inc., Keeley Asset Management Corp., Kennedy Capital Management, Inc., Knightsbridge Asset Management, LLC, Osterweis Capital Management, LLC, Parametric Portfolio Associates LLC, Sit Fixed Income Advisors II, LLC, Templeton Investment Counsel, LLC, and WCM Investment Management.

Prior to the December 5-6, 2014 meeting, the Trustees requested, received, and reviewed written responses from CMC and the Subadvisers to questions posed to them on behalf of the Trustees and supporting materials relating to those questions and responses. The information presented at the meeting, including performance and expense data obtained from independent sources, was designed to assist the Trustees in making their determination as to the renewal of the Management Agreement and Subadvisory Agreements. At this meeting, counsel to the Funds reviewed with the Trustees the various factors relevant to their consideration of the Management Agreement and Subadvisory Agreements, and the Trustees’ responsibilities related to their review. The Trustees considered a number of factors, including those discussed below, that they believed to be relevant. No single factor determined whether or not an agreement would be approved but rather the totality of factors considered was determinative. Following an analysis and discussion of the factors described below, the Trustees, including all independent trustees, approved the renewal of the Management Agreement and the Subadvisory Agreements for an additional one-year period.

Nature, Extent, and Quality of Services Provided

The Trustees considered information presented as to the nature, extent, and quality of services provided by CMC and the Subadvisers, as well as their investment expertise, resources, and capabilities. The Trustees considered the quality of the Subadvisers previously recommended by

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CMC, as well as the ongoing work performed by CMC to recommend enhancements to individual fund management or creation of new funds. The Trustees reviewed information regarding the financial condition of CMC and the Subadvisers related to their ongoing ability to provide services specified under the Management Agreement and Subadvisory Agreements. The Trustees considered that FCI provides, in addition to investment management services, certain services related to due diligence, performance reporting, compliance, and other administrative functions which support the investment management services and Subadviser oversight services provided by CMC. Based on their analysis of the data presented, the Trustees concluded that they were generally satisfied with the nature and quality of the services being provided under the Management Agreement and respective Subadvisory Agreements.

Investment Performance

The Trustees reviewed specific information as to the investment performance of the Funds as compared to the performance of their respective benchmark indices and peer groups over various periods of time. The Trustees also reviewed reports summarizing the net assets, redemptions, and purchases of shares of the Funds during 2014. The Trustees concluded that they were generally satisfied with CMC’s and the Subadvisers’ investment performance to date. The Trustees noted that, notwithstanding the satisfactory performance of the Core Equity Fund, CMC reported that it was likely to recommend certain changes to the Subadvisers for the Fund in the near term in an effort to enhance the Fund’s performance.

Comparative Fees and Cost of Services Provided

The Trustees reviewed the fees paid to CMC and the Subadvisers. The Trustees reviewed reports describing both the management fees charged by CMC and the total expense ratios of the Funds in comparison to those of similarly situated funds. In addition, on a quarterly basis, the Trustees reviewed information as to the expense ratios of the Funds compared to the median expense ratio of a peer group of funds with comparable investment strategies. The Trustees also reviewed information provided by each of the Subadvisers as to fees they charge to other clients. The Trustees noted the ongoing efforts of CMC to reduce expenses charged to shareholders through oversight of service providers and by voluntarily waiving certain fees payable to CMC as specified in the prospectuses of the Core Equity Fund, International Fund, Small Companies Fund and Tax-Exempt Fund.

The Board considered that between June 1, 2011 and March 14, 2012, CMC voluntarily waived the management fee for the Core Equity Fund from the contractual fee of 0.90% to 0.60%. Between March 15, 2012 and March 14, 2013, CMC voluntarily waived the management fee for the Core Equity Fund to 0.52%. Effective March 15, 2013, CMC voluntarily waived the management fee for the Core Equity Fund to 0.50%. Between June 1, 2011 and March 14, 2013, CMC voluntarily waived the management fee for the Small Companies Fund from the contractual fee of 1.35% to 1.00%. Effective March 15, 2013, CMC voluntarily waived the management fee for the Small Companies Fund to 0.94%. Between July 1, 2008 and March 14, 2013, CMC voluntarily waived the management fee for the Tax-Exempt Bond Fund from the contractual fee of 0.60% to 0.36%. Effective March 15, 2013, CMC voluntarily waived the management fee for the Tax-Exempt Bond Fund to 0.33%. Between June 1, 2011 and December 4, 2011, CMC voluntarily waived the management fee for the International Fund from the

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contractual fee of 1.00% to 0.75%. Between December 5, 2011 and March 14, 2012, CMC voluntarily waived the management fee for the International Fund to 0.70%. Between March 15, 2012 and March 14, 2013, CMC voluntarily waived the management fee for the International Fund to 0.60%. Effective March 15, 2013, CMC reduced its voluntary waiver of the management fee for the International Fund such that its management fee would be 0.67%. The reduction in the voluntary waiver for the International Fund was a result of the replacement of two Subadvisers to the International Fund with three new Subadvisers. CMC had undertaken to subsidize any additional cost to the International Fund, if applicable, between the initiation of the new Subadvisers’ services to the International Fund through March 2013.

Management Profitability

The Trustees reviewed CMC’s level of profitability with respect to the Funds, particularly noting CMC’s payment of fees and expenses typically absorbed by mutual fund shareholders. The Trustees concluded that profitability levels for CMC were reasonable. The Trustees considered that the Subadvisers are each independent firms and the subadvisory fees charged are the result of arm’s length bargaining between them and CMC under the supervision of the Trustees.

Economies of Scale

The Trustees considered whether economies of scale might be realized by CMC as the Funds’ assets grow and whether there also might be benefits from such growth for the Funds’ shareholders. The Trustees noted that the Funds have been in operation for a number of years and, based on their distribution strategy, the Funds will probably not see significant increases in size. However, the Trustees determined that they would continue to monitor the assets of the Funds and consider whether there were additional opportunities to realize benefits from economies of scale for shareholders in the future.

Based on the factors described above, the Trustees, including all of the independent trustees, concluded that the investment management fees and subadvisory fees were fair and reasonable in view of the investment performance and quality of services provided. In reaching this conclusion, no single factor was considered determinative.

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Federal Tax Information
(unaudited)

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), 100.00% of ordinary dividends paid during the fiscal year ended December 31, 2014 for the Core Equity Fund, 12.45% of ordinary dividends paid during the fiscal year ended December 31, 2014 for the Small Companies Fund, and 74.91% of ordinary dividends paid during the fiscal year ended December 31, 2014 for the International Fund are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2014.

Corporate Dividends-Received Deduction. 85.54%, 11.69% and 0.97% of the dividends distributed during the fiscal year ended December 31, 2014, for the Core Equity, Small Companies and International Funds, respectively, qualify for the dividends-received deduction for corporate shareholders.

Capital Gain Distribution. The following Fund’s made capital gain distributions in December 2014, and hereby designated these long-term capital gain distributions as follows:

Fund	Long-Term Capital Gain

Core Equity	$17,853,920
Small Companies	43,827,345
Tax-Exempt Bond	350,149
International	6,673,460

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Clearwater Investment Trust

Financial Statements

For the Fiscal Year Ended December 31, 2014

Table of Contents

Financial Statements:

1	Report of Independent Registered Public Accounting Firm
2	Statements of Assets and Liabilities
3	Statements of Operations
4	Statements of Changes in Net Assets
5	Financial Highlights
9	Notes to Financial Statements
29	Schedules of Investments
29	Core Equity Fund
43	Small Companies Fund
50	Tax-Exempt Bond Fund
69	International Fund

KPMG LLP
4200 Wells Fargo Center 90 South Seventh Street Minneapolis, MN 55402

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Clearwater Investment Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Clearwater Core Equity Fund, Clearwater Small Companies Fund, Clearwater Tax-Exempt Bond Fund and the Clearwater International Fund (collectively, the “Funds”), as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian, transfer agent (of underlying funds) and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Clearwater Core Equity Fund, Clearwater Small Companies Fund, Clearwater Tax-Exempt Bond Fund and the Clearwater International Fund as of December 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
February 26, 2015

KPMG LLP is a Delaware limited liability partnership, the U.S. member firm of KPMG International Cooperative (“KPMG International”), a Swiss entity.

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CLEARWATER INVESTMENT TRUST

Statements of Assets and Liabilities

December 31, 2014

	Core Equity	Small Companies	Tax-Exempt	International
	Fund	Fund	Bond Fund	Fund
Assets
Investments in securities, at fair value (identified cost: $266,262,701 Core Equity Fund; $262,995,710 Small Companies Fund; $475,071,657 Tax-Exempt Bond Fund; $376,143,985 International Fund)	$540,908,430	336,328,501	502,661,129	481,075,841
Foreign currencies, at value (cost: $13,962 and $487,990, respectively)	12,571	-	-	489,775
Cash	-	-	1,933,491	-
Receivable for securities sold	297	232,509	-	78,711
Receivable for shares of beneficial interest sold	168,700	144,300	-	1,071,100
Accrued dividend and interest receivable	721,767	366,167	5,280,309	486,024
Foreign tax reclaim receivable	30,875	-	-	1,047,277
Unrealized appreciation on forward foreign currency exchange contracts	-	-	-	567,896
Total assets	541,842,640	337,071,477	509,874,929	484,816,624
Liabilities
Payables for investment securities purchased	143,558	2,383,742	1,364,348	1,985,622
Accrued investment advisory fee	681,900	799,872	419,272	834,565
Payable for dividend distribution	-	-	109,297	-
Unrealized depreciation on forward foreign currency exchange contracts	-	-	-	53,793
Total liabilities	825,458	3,183,614	1,892,917	2,873,980
Net assets	$541,017,182	333,887,863	507,982,012	481,942,644
Capital
Capital stock and additional paid-in capital (authorized unlimited number of shares at no par value for each Fund: 13,728,301, 16,451,292, 49,985,800 and 33,439,287 shares, respectively)	$266,393,163	260,663,430	480,401,556	379,433,936
Undistributed (overdistributed) net investment income	445,248	130,675	49,910	(1,759,655)
Accumulated net realized loss from investments and foreign currency transactions	(465,518)	(239,033)	(58,926)	(1,074,852)
Unrealized appreciation of investments and translation of assets and liabilities in foreign currencies	274,644,289	73,332,791	27,589,472	105,343,215
Net assets	$541,017,182	333,887,863	507,982,012	481,942,644
Net asset value per share of outstanding capital stock	$39.41	20.30	10.16	14.41

See accompanying notes to financial statements.

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CLEARWATER INVESTMENT TRUST

Statements of Operations

Year ended December 31, 2014

	Core Equity	Small Companies	Tax-Exempt	International
	Fund	Fund	Bond Fund	Fund
Investment income:
Income:
Dividends (net of foreign taxes withheld of $98,590, $9,071, $0 and $1,302,802, respectively)	$10,652,953	3,988,944	1,898,991	14,755,712
Interest	-	-	21,649,946	-
Total income	10,652,953	3,988,944	23,548,937	14,755,712
Expenses:
Investment advisory fee	4,793,491	4,557,342	2,937,555	5,100,494
Voluntary fee reduction	(2,130,443)	(1,384,084)	(1,321,903)	(1,683,162)
Total net expenses	2,663,048	3,173,258	1,615,652	3,417,332
Net investment income	7,989,905	815,686	21,933,285	11,338,380
Net realized gain (loss) on:
Security transactions	17,023,383	36,427,294	1,154,381	7,178,352
Forward foreign currency exchange contracts	-	-	-	(2,309)
Foreign currency transactions	-	-	-	58,326
Net increase (decrease) in unrealized appreciation/depreciation on:
Security transactions	22,276,853	(20,342,867)	46,365,974	(42,892,478)
Forward foreign currency exchange contracts	-	-	-	258,569
Translation of other assets and liabilities denominated in foreign currencies	(1,219)	-	-	(161,973)
Net gain (loss) on investments	39,299,017	16,084,427	47,520,355	(35,561,513)
Net increase (decrease) in net assets resulting from operations	$47,288,922	16,900,113	69,453,640	(24,223,133)

See accompanying notes to financial statements.

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CLEARWATER INVESTMENT TRUST

Statements of Changes in Net Assets

Years ended December 31, 2014 and 2013

	Core Equity Fund		Small Companies Fund
	12/31/2014	12/31/2013	12/31/2014	12/31/2013
Operations:
Net investment income	$7,989,905	7,086,228	815,686	691,640
Net realized gain	17,023,383	13,465,166	36,427,294	44,785,569
Net increase (decrease) in unrealized appreciation/depreciation	22,275,634	111,306,273	(20,342,867)	49,036,212
Net increase in net assets resulting from operations	47,288,922	131,857,667	16,900,113	94,513,421
Distributions to shareholders from:
Net investment income	(8,347,216)	(6,883,274)	(637,608)	(891,425)
Net realized gain	(16,626,561)	-	(47,231,708)	(37,952,618)
Total distributions to shareholders	(24,973,777)	(6,883,274)	(47,869,316)	(38,844,043)
Capital share transactions:
Proceeds from shares sold	3,000,890	15,629,091	8,274,472	4,225,025
Reinvestment of distributions from net investment income and net realized gain	24,973,774	6,883,274	47,869,316	38,844,043
Payments for shares redeemed	(32,315,020)	(19,686,851)	(34,354,438)	(37,606,332)
Net increase (decrease) in net assets from capital share transactions	(4,340,356)	2,825,514	21,789,350	5,462,736
Total increase (decrease) in net assets	17,974,789	127,799,907	(9,179,853)	61,132,114
Net assets:
At the beginning of the year	523,042,393	395,242,486	343,067,716	281,935,602
At the end of the year	$541,017,182	523,042,393	333,887,863	343,067,716
Undistributed net investment income	$445,248	330,514	130,675	-

	Tax-Exempt Bond Fund		International Fund
	12/31/2014	12/31/2013	12/31/2014	12/31/2013
Operations:
Net investment income	$21,933,285	23,141,104	11,338,380	9,215,783
Net realized gain	1,154,381	3,650,141	7,234,369	10,320,161
Net increase (decrease) in unrealized appreciation/depreciation	46,365,974	(45,551,290)	(42,795,882)	72,443,614
Net increase (decrease) in net assets resulting from operations	69,453,640	(18,760,045)	(24,223,133)	91,979,558
Distributions to shareholders from:
Net investment income	(21,919,530)	(23,112,535)	(11,567,920)	(10,730,659)
Net realized gain	(894,126)	(4,029,044)	(8,447,272)	(4,515,432)
Total distributions to shareholders	(22,813,656)	(27,141,579)	(20,015,192)	(15,246,091)
Capital share transactions:
Proceeds from shares sold	18,525,800	28,246,973	14,290,245	27,992,633
Reinvestment of distributions from net investment income and net realized gain	22,773,030	27,132,457	20,015,199	15,246,091
Payments for shares redeemed	(44,983,038)	(71,569,136)	(20,028,659)	(16,126,924)
Net increase (decrease) in net assets from capital share transactions	(3,684,208)	(16,189,706)	14,276,785	27,111,800
Total increase (decrease) in net assets	42,955,776	(62,091,330)	(29,961,540)	103,845,267
Net assets:
At the beginning of the year	465,026,236	527,117,566	511,904,184	408,058,917
At the end of the year	$507,982,012	465,026,236	481,942,644	511,904,184
Undistributed (overdistributed) net investment income	$49,910	39,244	(1,759,655)	(1,676,102)

See accompanying notes to financial statements.

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CLEARWATER INVESTMENT TRUST

Financial Highlights

Per share data (rounded to the nearest cent) for a share of capital stock outstanding throughout the years ended and selected information for each year ended is as follows:

	Year ended December 31,
Core Equity Fund	2014	2013	2012	2011	2010
Net asset value, beginning of year	$37.77	28.81	25.26	26.38	23.40
Income (loss) from investment operations:
Net investment income	0.60	0.51	0.40	0.33	0.38
Net realized and unrealized gains (losses)	2.91	8.95	3.54	(1.13)	2.99
Total from investment operations	3.51	9.46	3.94	(0.80)	3.37
Less distributions to shareholders from:
Net investment income	(0.63)	(0.50)	(0.39)	(0.32)	(0.39)
Distributions from net realized gains	(1.24)	-	-	-	-
Total distributions to shareholders	(1.87)	(0.50)	(0.39)	(0.32)	(0.39)
Net asset value, end of year	$39.41	37.77	28.81	25.26	26.38
Total return (a)	9.23%	32.85%	15.64%	(3.04)%	14.42%
Net assets, end of year (000s omitted)	$541,017	523,042	395,242	332,320	344,270
Ratio of expenses, net of waivers, to average net assets (b)(c)(d)(e)(f)	0.50%	0.50%	0.54%	0.53%	0.30%
Ratio of expenses, before waivers, to average net assets (b)(c)(d)(e)(f)	0.90%	0.90%	0.90%	0.69%	0.45%
Ratio of net investment income, net of waivers, to average net assets (c)(d)(e)(f)	1.50%	1.51%	1.49%	1.25%	1.60%
Ratio of net investment income, before waivers, to average net assets (c)(d)(e)(f)	1.10%	1.11%	1.13%	1.09%	1.45%
Portfolio turnover rate (excluding short-term securities)	13.54%	21.07%	22.31%	27.01%	43.65%

(a)	Total return figures are based on the change in net asset value of a share during the year and assume reinvestment of distributions at net asset value.

(b)
In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(c)	Effective March 15, 2013, the investment advisory fee, net of voluntary waivers, decreased to 0.50%. Also effective March 15, 2013, the Advisor increased the voluntary waiver to 0.40%.

(d)	Effective March 15, 2012, the investment advisory fee, net of voluntary waivers, decreased to 0.52%. Also effective March 15, 2012, the Adviser increased the voluntary waiver to 0.38%.

(e)	Effective June 1, 2011, the investment advisory fee, net of voluntary waivers, increased to 0.60%. Also effective June 1, 2011, the Adviser increased the voluntary waiver to 0.30%.

(f)	Effective December 1, 2010, the Adviser discontinued the voluntary waiver previously in effect.

See accompanying notes to financial statements.

5

CLEARWATER INVESTMENT TRUST

Financial Highlights

Per share data (rounded to the nearest cent) for a share of capital stock outstanding throughout the years ended and selected information for each year ended is as follows:

	Year ended December 31,
Small Companies Fund	2014	2013	2012	2011	2010
Net asset value, beginning of year	$22.35	18.70	16.91	18.70	14.41
Income (loss) from investment operations:
Net investment income	0.05	0.05	0.09	0.01	-
Net realized and unrealized gains (losses)	1.10	6.30	3.10	(0.28)	4.31
Total from investment operations	1.15	6.35	3.19	(0.27)	4.31
Less distributions to shareholders from:
Net investment income	(0.04)	(0.06)	(0.10)	(0.01)	(0.02)
Net realized gain	(3.16)	(2.64)	(1.30)	(1.51)	-
Total distributions to shareholders	(3.20)	(2.70)	(1.40)	(1.52)	(0.02)
Net asset value, end of year	$20.30	22.35	18.70	16.91	18.70
Total return (a)	5.03%	34.01%	19.02%	(1.62)%	29.99%
Net assets, end of year (000s omitted)	$333,888	343,068	281,936	239,508	256,237
Ratio of expenses, net of waivers, to average net assets (b)(c)(d)	0.94%	0.95%	1.00%	0.98%	0.95%
Ratio of expenses, before waivers, to average net assets (b)(c)(d)	1.35%	1.35%	1.35%	1.35%	1.35%
Ratio of net investment income (loss), net of waivers, to average net assets(c)(d)	0.24%	0.21%	0.51%	0.05%	(0.02)%
Ratio of net investment income (loss), before waivers, to average net assets(c)(d)	(0.17)%	(0.19)%	0.16%	(0.32)%	(0.42)%
Portfolio turnover rate (excluding short-term securities)	55.51%	59.84%	59.48%	64.54%	71.05%

(a)	Total return figures are based on the change in net asset value of a share during the year and assume reinvestment of distributions at net asset value.

(b)
In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(c)	Effective March 15, 2013, the investment advisory fee, net of voluntary waivers, decreased to 0.94%. Also effective March 15, 2013, the Adviser increased the voluntary waiver to 0.41%.

(d)	Effective June 1, 2011, the investment advisory fee, net of voluntary waivers, increased to 1.00%. Also effective June 1, 2011, the Adviser reduced the voluntary waiver to 0.35%.

See accompanying notes to financial statements.

6	(Continued)

CLEARWATER INVESTMENT TRUST

Financial Highlights

Per share data (rounded to the nearest cent) for a share of capital stock outstanding throughout the years ended and selected information for each year ended is as follows:

	Year ended December 31,
Tax-Exempt Bond Fund	2014	2013	2012	2011	2010
Net asset value, beginning of year	$9.23	10.15	9.62	9.06	9.25
Income (loss) from investment operations:
Net investment income	0.44	0.46	0.48	0.48	0.47
Net realized and unrealized gains (losses)	0.95	(0.84)	0.53	0.56	(0.19)
Total from investment operations	1.39	(0.38)	1.01	1.04	0.28
Less distributions to shareholders from:
Net investment income	(0.44)	(0.46)	(0.48)	(0.48)	(0.47)
Net realized gain	(0.02)	(0.08)	-	-	-
Total distributions to shareholders	(0.46)	(0.54)	(0.48)	(0.48)	(0.47)
Net asset value, end of year	$10.16	9.23	10.15	9.62	9.06
Total return (a)	15.29%	(3.77)%	10.66%	11.81%	2.99%
Net assets, end of year (000s omitted)	$507,982	465,026	527,118	518,834	516,202
Ratio of expenses, net of waivers, to average net assets (b)(c)	0.33%	0.34%	0.36%	0.36%	0.36%
Ratio of expenses, before waivers, to average net assets (b)(c)	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income, net of waivers, to average net assets(c)	4.48%	4.78%	4.79%	5.08%	5.00%
Ratio of net investment income, before waivers, to average net assets(c)	4.21%	4.52%	4.55%	4.84%	4.76%
Portfolio turnover rate (excluding short-term securities)	22.25%	31.65%	28.06%	24.83%	28.95%

(a)	Total return figures are based on the change in net asset value of a share during the year and assume reinvestment of distributions at net asset value.

(b)
In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(c)	Effective March 15, 2013, the investment advisory fee, net of voluntary waivers, decreased to 0.33%. Also effective March 15, 2013, the Adviser increased the voluntary waiver to 0.27%.

See accompanying notes to financial statements.

7	(Continued)

CLEARWATER INVESTMENT TRUST

Financial Highlights

Per share data (rounded to the nearest cent) for a share of capital stock outstanding throughout the years ended and selected information for each year ended is as follows:

	Year ended December 31,
International Fund	2014	2013	2012	2011	2010
Net asset value, beginning of year	$15.76	13.33	12.23	14.33	13.16
Income (loss) from investment operations:
Net investment income	0.35	0.29	0.30	0.30	0.23
Net realized and unrealized gains (losses)	(1.08)	2.62	1.88	(2.08)	1.27
Total from investment operations	(0.73)	2.91	2.18	(1.78)	1.50
Less distributions to shareholders from:
Net investment income	(0.36)	(0.34)	(0.31)	(0.29)	(0.23)
Net realized gain	(0.26)	(0.14)	(0.77)	(0.03)	(0.10)
Total distributions to shareholders	(0.62)	(0.48)	(1.08)	(0.32)	(0.33)
Net asset value, end of year	$14.41	15.76	13.33	12.23	14.33
Total return (a)	(4.70)%	21.85%	17.91%	(12.44)%	11.39%
Net assets, end of year (000s omitted)	$481,943	511,904	408,059	305,071	346,415
Ratio of expenses, net of waivers, to average net assets (b)(c)(d)(e)	0.67%	0.66%	0.62%	0.77%	0.80%
Ratio of expenses, before waivers, to average net assets (b)(c)(d)(e)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income, net of waivers, to average net assets (c)(d)(e)	2.22%	1.99%	2.39%	2.15%	1.77%
Ratio of net investment income, before waivers, to average net assets (c)(d)(e)	1.89%	1.65%	2.01%	1.92%	1.57%
Portfolio turnover rate (excluding short-term securities)	15.33%	22.54%	72.32%	36.93%	30.82%

(a)	Total return figures are based on the change in net asset value of a share during the year and assume reinvestment of distributions at net asset value.

(b)
In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(c)	Effective March 15, 2013, the investment advisory fee, net of voluntary waivers, increased to 0.67%. Also effective March 15, 2013, the Adviser reduced the voluntary waiver to 0.33%.

(d)	Effective March 15, 2012, the investment advisory fee, net of voluntary waivers, decreased to 0.60%. Also effective March 15, 2012, the Adviser increased the voluntary waiver to 0.40%.

(e)
Effective June 1, 2011, the investment advisory fee, net of voluntary waivers, decreased to 0.75%. Also effective June 1, 2011, the Adviser increased the voluntary waiver to 0.25%. Effective December 5, 2011, the investment advisory fee, net of voluntary waivers, decreased to 0.70%. Also effective December 5, 2011, the Adviser increased the voluntary waiver to 0.30%.

See accompanying notes to financial statements.

8	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements

December 31, 2014

(1)	Organization

Clearwater Investment Trust (the “Trust”) was established on January 12, 1987 as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (as amended) as a diversified open end management investment company and presently includes four series: Clearwater Core Equity Fund, Clearwater Small Companies Fund, Clearwater Tax-Exempt Bond Fund, and Clearwater International Fund (the “Funds”). Clearwater Management Company (the “Adviser”) serves as the investment adviser for each of the Funds and is responsible for the oversight of each of the Fund’s subadvisers. The Trust’s declaration of trust permits the Board of Trustees to create additional funds in the future. The investment objective of the Clearwater Core Equity, Small Companies, and International Funds is long-term capital growth. The investment objective of the Clearwater Tax-Exempt Bond Fund is high current income that is exempt from United States (“U.S.”) federal income tax, consistent with preservation of capital.

Fiduciary Counselling, Inc. (“FCI”) acts as subadviser to each of the Funds. FCI does not provide day-to-day management, but provides the Funds with various investment-related services, including investment strategy advice, manager recommendations and related duties as requested by the Adviser. FCI also provides certain services related to due diligence, performance reporting, compliance, and other administrative functions, which support the investment management services and subadviser oversight services provided to the Funds by the Adviser.

The Northern Trust Company serves as the custodian, administrator, accounting services agent and transfer agent for the Trust.

Under normal market conditions, the Clearwater Core Equity Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of U.S. companies. The equity securities in which the Fund primarily invests are common and preferred stocks. The Fund employs a multi-style (growth and value) and multi-manager approach whereby portions of the Fund are allocated to different subadvisers who employ distinct investment styles. The Fund’s Adviser allocates portions of the Fund’s net assets among subadvisers. The Fund currently allocates net assets among the following subadvisers who provide day-to-day management for the Fund: Parametric Portfolio Associates (“Parametric”), Heartland Advisors, Inc. (“Heartland”), Knightsbridge Asset Management, LLC (“Knightsbridge”), and Osterweis Capital Management, LLC (“Osterweis”). The allocation among subadvisers will vary over time, but the current intent of the Fund’s Adviser is that under normal market conditions approximately 60% of the Fund’s net assets will be allocated to Parametric; the remaining net assets will be allocated to one or more of the Fund’s three other subadvisers. To the extent feasible, Parametric manages its portion of the Fund’s net assets in a passive management strategy so that its portion of the Fund’s holdings generally matches the holdings of the Russell 1000® Index as closely as possible without requiring the Fund to realize gains. In addition, as noted above, FCI also acts as a subadviser to the Fund.

Under normal market conditions, the Clearwater Small Companies Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small companies. The Fund defines “small companies” as issuers with market capitalizations no greater than $5 billion at the time of purchase. The equity securities the Fund invests in consist primarily of exchange traded common and preferred stocks. The Fund may also invest in a type of equity security called a convertible security to reduce volatility or correlation risk associated with individual securities or sectors. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the

9

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements

December 31, 2014

convertible security matures or is redeemed, converted or exchanged. The Fund uses a “multi-style, multi-manager” approach, whereby portions of the Fund’s net assets are allocated between subadvisers who employ distinct investment styles. The Fund currently has two subadvisers that provide day-to-day management for the Fund, Kennedy Capital Management, Inc. (“Kennedy”) and Keeley Asset Management (“Keeley”). In addition, as noted above, FCI also acts as a subadviser to the Fund.

Under normal market conditions, the Clearwater Tax-Exempt Bond Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in tax-exempt bonds, which are debt obligations issued by or for the U.S. states, territories and possessions, and the District of Columbia. The interest on these bonds is generally exempt from both U.S. regular federal income tax and U.S. federal alternative minimum tax. However, the Fund may invest up to 20% of its net assets in bonds that generate interest income subject to federal alternative minimum tax. The Fund invests in both revenue bonds, which are backed by and payable only from the revenues derived from a specific facility or specific revenue source, and in general obligation bonds, which are secured by the full faith, credit and taxation power of the issuing municipality. The Fund currently has one subadviser that provides day-to-day management for the Fund, Sit Fixed Income Advisers II, LLC (“Sit”). In addition, as noted above, FCI also acts as a subadviser to the Fund.

Under normal market conditions, the Clearwater International Fund intends to invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies organized or located outside the U.S. and doing a substantial amount of business outside the U.S. Equity securities in which the Fund invests include common and preferred stock, sponsored and unsponsored American Depositary Receipts, European Depositary Receipts, and Global Depositary Receipts as well as exchange-traded funds and other investment companies. The Fund diversifies its investments among a number of different countries throughout the world, and may invest in companies of any size. The Fund currently does not intend to invest more than 20% of its net assets in the equity securities of developing or emerging market issuers. In order to hedge against adverse movements in currency exchange rates, the Fund may enter into foreign currency exchange contracts. The Fund does not intend to invest in foreign currency exchange contracts for speculative purposes. The Fund uses a “multi-style, multi-manager” approach, whereby portions of the Fund’s net assets are allocated to different subadvisers who employ distinct investment styles. The Fund currently allocates net assets among the following subadvisers who provide day-to-day management for the Fund: Parametric, Artisan Partners Limited Partnership (“Artisan Partners”), Denver Investments (“Denver”), WCM Investment Management (“WCM”) and Templeton Investment Counsel, LLC (“Templeton”). The allocation among subadvisers will vary over time, but the current intent of the Fund’s Adviser is that under normal market conditions approximately 50% of the Fund’s net assets will be allocated to Parametric; the remaining net assets will be allocated to one or more of the Fund’s four other subadvisers. To the extent feasible, Parametric manages its portion of the Fund’s net assets in a passive management strategy so that its portion of the Fund’s holdings generally matches the holdings of the MSCI World Ex USA Index (net) on a net basis as closely as possible. In addition, as noted above, FCI also acts as a subadviser to the Fund.

10	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements

December 31, 2014

(2)	Summary of Significant Accounting Policies

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.”

The significant accounting policies followed by the Funds are as follows:

(a)	Investments in Securities

Investments in U.S. and foreign equity securities are valued at the last sales price or the regular trading session closing price on the principal exchange or market where they are traded. Foreign security values are stated in U.S. dollars. Equity securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the last bid and asked prices. Debt securities maturing more than 60 days from the valuation date are valued at the market price supplied by an independent pricing vendor; those securities of sufficient credit quality with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost, which approximates fair value. Securities for which no market quotations are readily available (including those for which trading has been suspended), or when the Adviser becomes aware that a significant event impacting the value of a security or group of securities has occurred after the closing of the exchange on which the security or securities principally trade, but before the calculation of the daily net asset value (“NAV”), are valued at fair value as determined in good faith using procedures established by the Board of Trustees. This may occur particularly with respect to certain foreign securities held by the International Fund, whereby the Board of Trustees may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of these foreign securities as of the time the Fund’s NAV is calculated. The procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. These procedures are used by the Valuation Committee, in accordance with the procedures established by the Board of Trustees, to determine the fair value of the security or securities. Such determinations are then submitted for review and ratification by the Board of Trustees. The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments. Security transactions are accounted for on the trade date, which is the date the securities are purchased or sold. Realized gains and losses are calculated on an identified cost basis. Dividend income is recognized on the ex-dividend date or, for foreign securities, as soon as the information is available. Interest income, including accretion of original issue discount and amortization of original issue premium, is accrued daily.

(b)	Foreign Currency Translation

The International Fund invests in securities which are purchased and sold in foreign currencies as a principal investment strategy. The costs of purchases, proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The value of the International Fund’s net assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. The gains or losses, if any, on investments resulting from changes in foreign exchange rates are recorded within net realized gain on security transactions and within net increase (decrease) in unrealized appreciation/depreciation on security transactions on the Statements of Operations. The realized gains or

11	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements

December 31, 2014

losses, if any, on translation of other assets and liabilities denominated in foreign currencies are recorded within net realized gain on foreign currency transactions on the Statements of Operations. The International Fund also will incur costs in converting U.S. dollars to local currencies, and vice versa. The International Fund therefore may enter into foreign currency transactions as a principal investment strategy. Risks may arise upon investing in foreign securities including, but not limited to, political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income tax and possible delays in the settlement of foreign stock exchange transactions. The principal markets on which these securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the U.S.

(c)	Forward Foreign Currency Exchange Contracts

The International Fund enters into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against adverse movements in foreign currency exchange rates, specific transactions or the portfolio position. The objective of the International Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the International Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. Forward foreign currency exchange contracts are marked-to-market daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded in forward foreign currency exchange contracts within net increase (decrease) in unrealized appreciation/depreciation on the Statements of Operations. The International Fund records any realized gains or losses at the time the forward foreign currency exchange contract is offset by entering into a closing transaction with the same counterparty or is extinguished by delivery of the currency. Realized gains or losses, if any, are recorded within net realized gain (loss) on forward foreign currency exchange contracts on the Statements of Operations.

Risks may arise upon entering into forward foreign currency exchange contracts from the potential of the issuer to default on its obligations under the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The International Fund bears the market risk from changes in foreign currency exchange rates and the credit risk if the issuer fails to perform. Additional information on derivative instruments and how these positions may impact the financial statements is found in Note 8, Derivative Instruments.

(d)	Spot Contracts

The International Fund routinely enters into spot contracts in order to buy or sell a certain amount of foreign currency at the current market rate. The International Fund may enter into spot contracts in order to make payments, or to receive payments, based on investment trading activity in a foreign currency. A spot contract allows the International Fund to buy or sell foreign currency on the day it chooses to deal. From time to time, the Core Equity Fund may also enter into spot contracts in order to make or receive payments due to investment trading activity in a foreign currency on a non-U.S. exchange. Spot contracts are marked-to-market daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded in foreign currency transactions within net increase (decrease) in unrealized appreciation/depreciation on the Statements of Operations. Foreign currency amounts payable to or receivable from counterparties related to outstanding spot contracts, if any, are recorded in payables for investment securities purchased or receivable for securities

12	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements

December 31, 2014

sold, respectively, on the Statements of Assets and Liabilities. The Funds record any realized gains or losses at the time the spot contract settles. Realized gains or losses, if any, are included within net realized gain (loss) on foreign currency transactions on the Statements of Operations. Risks may arise upon entering into spot contracts from unanticipated movements in the value of a foreign currency relative to the U.S. dollar in a short period of time. The Funds bear the market risk from changes in foreign currency exchange rates.

(e)	Master Limited Partnerships

The Core Equity and International Funds invest in Master Limited Partnerships (“MLPs”). The benefits derived from the Funds’ investments in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes. If any of the MLPs held by the Funds were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Funds with respect to their investments in such MLPs would be materially reduced, causing a decline in the value of the common stock. The Funds must include their allocable share of an MLP’s taxable income in their reportable taxable income, whether or not it receives a distribution in cash from the MLP. In such case, the Funds may have to liquidate securities to make required distributions to shareholders.

(f)	Delayed Delivery Transactions and When-Issued Securities

Certain Funds may engage in securities transactions on a when-issued or delayed-delivery basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment, with payment and delivery scheduled for a future date. During this period, the securities are subject to market fluctuations. When delayed-delivery purchases are outstanding, a Fund will segregate liquid assets on its records in amounts sufficient to meet the purchase price. A Fund may dispose of or renegotiate a delayed-delivery transaction, which may result in a capital gain or loss.

(g)	Short-Term Investments

Each Fund currently invests uninvested cash in money market portfolios of Northern Institutional Funds, an investment company advised by Northern Trust Investments, Inc. (“NTI”), a subsidiary of Northern Trust. The Core Equity, Small Companies and International Funds currently invest in the U.S. Government Select Portfolio and the Tax-Exempt Bond Fund currently invests in the Tax-Exempt Portfolio. The U.S. Government Select Portfolio primarily invests in securities issued by the U.S. government, government agencies, and government-sponsored enterprises. The Tax-Exempt Portfolio primarily invests in high-quality short-term municipal instruments.

(h)	Recoverable Taxes

The balances disclosed as foreign tax reclaim receivable, if any, represent net amounts withheld by foreign governments on dividend income earned in the respective countries subject to reclamation. All reclaims are paid directly to the applicable Funds.

(i)	Federal Taxes

The Trust’s policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. On a calendar-year basis, the Funds intend to distribute substantially all of their net investment income and net realized gains, if any, to avoid the payment of federal income and excise taxes. Therefore, no income tax provision is required. Each Fund is treated as a separate entity for federal income tax purposes.

13	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements

December 31, 2014

Management has analyzed the Funds’ tax positions taken on federal tax returns for all open tax years and has concluded that as of December 31, 2014, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for the 2011, 2012, 2013 and 2014 tax years for which the applicable statutes of limitations have not expired remain subject to examination by the Internal Revenue Service and state departments of revenue. Net investment income and net realized gain (loss) for the Funds may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains, if any, may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) were recorded by the Funds. The tax character of distributions paid by the Funds during the years ended December 31, 2014 and 2013 was as follows:

	Tax-Exempt		Ordinary Income
	2014	2013	2014	2013
Core Equity Fund	$-	$-	$7,119,857	$6,741,356
Small Companies Fund	-	-	4,041,973	7,282,854
Tax-Exempt Bond Fund	21,739,172	22,903,417	683,862	199,996
International Fund	-	-	13,341,732	12,704,376

	Long-Term Capital Gains
	2014	2013
Core Equity Fund	$17,853,920	$141,918
Small Companies Fund	43,827,345	31,561,189
Tax-Exempt Bond Fund	350,149	4,029,044
International Fund	6,673,460	2,541,715

  As of December 31, 2014, the components of distributable earnings on a tax basis were as follows:

	Core	Small Companies	Tax-Exempt	International
	Equity Fund	Fund	Bond Fund	Fund
Undistributed ordinary income	$-	$159,906	$154,583	$299,490
Undistributed capital gain	861,434	1,191,873	3,131	1,377,850
Accumulated capital losses	(1,129,556)	(1,262,085)	(216,640)	(1,823,469)
Unrealized appreciation	274,892,141	73,134,739	27,589,472	102,654,837
Total	$274,624,019	$73,224,433	$27,530,546	$102,508,708

Distributions to shareholders from net investment income and net realized gain are determined in accordance with federal income tax regulations, which may differ from such amounts recorded in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) for financial reporting purposes. Accordingly, the Funds may make reclassifications among certain of their capital accounts in order to reflect the tax treatment for certain permanent differences that exist between federal income tax regulations and U.S. GAAP. These reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist

14	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements

December 31, 2014

between income tax regulations and U.S. GAAP. These reclassifications may relate to net operating losses, Section 998 currency gains and losses, Passive Foreign Investment Companies (“PFICs”) gains and losses, recharacterization of dividends from investments in REITs, and Partnerships. These reclassifications have no impact on the total net assets or the NAV per share of the Funds. At December 31, 2014, reclassifications have been recorded among the following capital accounts on the Statements of Assets and Liabilities:

	Core	Small Companies	Tax-Exempt	International
	Equity Fund	Fund	Bond Fund	Fund
Undistributed (overdistributed) net investment income	$472,045	$(47,403)	$(3,089)	$145,987
Accumulated net realized
gain (loss)	(472,045)	47,403	3,089	(145,987)

(j)	Distributions to Shareholders

Distributions to shareholders from net investment income, if any, are declared annually for the Core Equity, Small Companies, and International Funds and declared daily, payable monthly, for the Tax-Exempt Bond Fund. Distributions to shareholders from net realized gains, if any, are declared annually for all Funds. Distributions are paid in cash or reinvested in additional shares at the direction of the shareholders.

(k)	Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(l)	Indemnification

Under each Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to each Fund. In addition, certain of each Fund’s contracts with its service providers contain general indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against each Fund cannot be determined and each Fund has no historical basis for predicting the likelihood of any such claims.

(3)	Fair Value Measurements

Fair value is an estimate of the price the Funds would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market of the security. This guidance establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments, as described in Note 2(a) above. These inputs are summarized in the three broad levels listed below.

●	Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

15	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements

December 31, 2014

●
Level 2 – Other significant observable inputs including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc. or quoted prices for identical or similar assets in markets that are not active. Inputs that are derived principally from or corroborated by observable market data are also considered a Level 2 measurement. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

●	Level 3 – Valuations based on unobservable inputs, which may include the Adviser’s own assumptions in determining the fair value of an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following is a summary of the inputs used in valuing each Fund’s investments and other financial instruments, if any, which are carried at fair value, as of December 31, 2014.

	Core Equity Fund (a)
	Level 1	Level 2	Level 3	Total

Common Stocks	$520,274,803	$-	$-	$520,274,803
Master Limited Partnerships	9,950,098	-	-	9,950,098
Rights	4,475	-	-	4,475
Warrants	321,624	-	-	321,624
Short-Term Investments	10,357,430	-	-	10,357,430
Total	$540,908,430	$-	$-	$540,908,430

(a)
For the Core Equity Fund, the investment value is comprised of equity securities, master limited partnerships, rights, warrants and short-term investments. See the Fund’s Schedule of Investments for industry classification. Investments in equity, master limited partnerships and short-term securities generally are valued at the last sales price or the regular trading session closing price on the principal exchange or market where they are traded. Investments in rights and warrants generally are determined by taking into account the terms of the rights and warrants as well as the value of the underlying equity securities, which are determined by the valuation methodology described above.

The Core Equity Fund records all transfers between levels based on valuations at the end of each reporting period. At December 31, 2014, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on December 31, 2013.

16	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements

December 31, 2014

	Small Companies Fund (b)
	Level 1	Level 2	Level 3	Total
Common Stocks	$325,278,777	$-	$-	$325,278,777
Short-Term Investments	11,049,724	-	-	11,049,724
Total	$336,328,501	$-	$-	$336,328,501

(b)
For the Small Companies Fund, the investment value is comprised of equity securities and short-term investments. See the Fund’s Schedule of Investments for industry classification. Investments in equity and short-term securities generally are valued at the last sales price or the regular trading session closing price on the principal exchange or market where they are traded.

The Small Companies Fund records all transfers between levels based on valuations at the end of each reporting period. At December 31, 2014, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on December 31, 2013.

17	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements

December 31, 2014

	Tax-Exempt Bond Fund (c)
	Level 1	Level 2	Level 3	Total
Closed-End Funds	$28,448,179	$-	$-	$28,448,179
Municipal Bonds
Airport	-	3,955,890	-	3,955,890
Bond Bank	-	2,546,461	-	2,546,461
Development	-	24,267,564	267,629	24,535,193
Education	-	40,546,020	-	40,546,020
Facilities	-	2,038,535	-	2,038,535
General	-	45,907,386	3,515	45,910,901
General Obligation	-	19,198,526	-	19,198,526
Higher Education	-	20,664,231	-	20,664,231
Housing	-	43,740,289	-	43,740,289
Medical	-	52,967,507	157,500	53,125,007
Mello-Roos	-	431,905	-	431,905
Multifamily Housing	-	27,559,434	-	27,559,434
Nursing Home	-	48,336,392	-	48,336,392
Pollution	-	586,980	-	586,980
Power	-	6,234,800	-	6,234,800
School District	-	29,244,325	-	29,244,325
Single Family Housing	-	69,587,218	-	69,587,218
Student Loan	-	2,811,461	-	2,811,461
Tobacco Settlement	-	720,213	-	720,213
Transportation	-	13,242,121	-	13,242,121
Utilities	-	2,714,438	-	2,714,438
Water	-	9,464,613	-	9,464,613
Short-Term Investments	7,017,997	-	-	7,017,997
Total	$35,466,176	$466,766,309	$428,644	$502,661,129

(c)
For the Tax-Exempt Bond Fund, the investment value is comprised of closed-end funds, municipal bonds, and short-term investments. Investments in closed-end funds and short-term securities generally are valued at the last sales price or the regular trading session closing price on the principal exchange or market where they are traded. Investments in municipal bonds generally are based on valuations using adjusted evaluated prices provided by the primary pricing provider. The Board of Trustees has delegated to the Valuation Committee the responsibility to determine in good faith the fair value of securities for which no price quotation is available from an approved pricing service or broker-dealer at the time the Tax-Exempt Bond Fund’s NAV is calculated, including securities for which the prices do not represent fair value or for which a significant event occurs that materially affects the value of the security after the close of the market on which the security principally trades and before the time the Tax-Exempt Bond Fund’s NAV is calculated.

18	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements

December 31, 2014

As of December 31, 2014, the Valuation Committee determined the fair valuation of municipal bonds based on inputs such as the last traded price at the time of significant events or the default of a municipal bond in addition to the consideration of observations and the nature of similar securities which are not currently openly traded in the active market. Such investments have been classified as Level 3 instruments.

The Tax-Exempt Bond Fund records all transfers between levels based on valuations at the end of each reporting period. At December 31, 2014, there were no transfers between Level 1 or Level 2 classifications based on levels assigned to the securities on December 31, 2013.

The following is a reconciliation of investments for the Tax-Exempt Bond Fund in which significant unobservable inputs (Level 3) were used in determining fair value:

	Municipal Bonds
	Development		General	Medical	Total
Balance as of 12/31/13	$180,129		$3,515	$157,500	$341,144
Accrued Discounts	-		-	-	-
Realized Gains (Losses)	-		-	-	-
Change in Unrealized Appreciation (Depreciation)	-		-	-	-
Purchases	-		-	-	-
Sales	-		-	-	-
Transfers into Level 3 (1)	87,500	(2)	-	-	87,500
Transfers out of Level 3	-		-	-	-
Balance as of 12/31/14	$267,629		$3,515	$157,500	$428,644
Net increase (decrease) in unrealized appreciation (depreciation) (3)	$1,418		$-	$-	$1,418

(1)	The value of Transfers into Level 3 is measured using the fair value as of the year ended December 31, 2014.

(2)	Transferred from Level 2 to Level 3 due to the security being measured at fair value at the time of default using procedures adopted by the Board of Trustees.

(3)	The net increase (decrease) in unrealized appreciation (depreciation) on Level 3 securities still held at December 31, 2014 is included in the Statements of Operations.

There were no significant Level 3 valuations for which significant unobservable valuations inputs were developed at December 31, 2014.

19	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements

December 31, 2014

	International Fund (d)
	Level 1	Level 2	Level 3	Total
Common Stocks
Canada	$5,483,238	$31,347,506	$-	$36,830,744
China	1,767,679	9,477,493	-	11,245,172
Denmark	2,224,127	10,197,082	-	12,421,209
Ireland	5,738,985	3,422,158	-	9,161,143
Israel	2,707,264	409,433	-	3,116,697
Netherlands	7,852,025	14,190,905	-	22,042,930
Russia	122	56,753	-	56,875
Switzerland	5,492,208	32,900,323	-	38,392,531
Taiwan	3,502,157	2,706,777	-	6,208,934
United Kingdom	3,325,920	77,216,202	-	80,542,122
United States	9,818,593	649,028	-	10,467,621
All other countries	-	228,504,223	-	228,504,223
Master Limited Partnerships	2,568,490	-	-	2,568,490
Preferred Stock	-	1,782,442	-	1,782,442
Rights
South Korea	16,549	-	-	16,549
All other countries	-	2,350	-	2,350
Warrants	22,112	-	-	22,112
Investment Companies	906,174	-	-	906,174
Short-Term Investments	16,787,523	-	-	16,787,523
Total	$68,213,166	$412,862,675	$-	$481,075,841

(d)
For the International Fund, the investment value is comprised of equity securities, master limited partnerships, rights, warrants, investment companies and short-term investments. See the Fund’s Schedule of Investments for additional information on industry sector and currency concentration information. Investments in equity, master limited partnerships, investment companies and short-term securities generally are valued at the last sales price or the regular trading session closing price on the principal exchange or market where they are traded. Investments in rights and warrants generally are determined by taking into account the terms of the rights and warrants as well as the value of the underlying equity securities, which are determined by the valuation methodology described above. At December 31, 2014, an equity security, based in the United Kingdom, with a fair value of $4,682, was valued nominally using observable inputs other than the last traded price from the primary pricing provider.

20	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements

December 31, 2014

At December 31, 2014, the International Fund adjusted the price of certain foreign equity securities held in its portfolio on December 31, 2014 using adjustment factors designed to reflect more accurately the fair value of the securities. The fair valuation of these securities resulted in their classification as Level 2 investments. Additionally, a Hong Kong security’s trading was suspended pending a potential corporate action and was valued using the last traded price from the primary pricing provider. The security was classified as Level 2 because the security was not actively trading at year end.

The International Fund records all transfers between levels based on valuations at the end of each reporting period.

At December 31, 2014, the International Fund had transfers from Level 1 to Level 2 classifications from December 31, 2013 to December 31, 2014 as disclosed below:

Transfers from Level 1 to Level 2
Country	Value	Reason
Common Stocks
Australia	$25,526,209	Valuations at last trade with foreign fair value adjustments
Austria	1,439,060	Valuations at last trade with foreign fair value adjustments
Belgium	4,670,602	Valuations at last trade with foreign fair value adjustments
Brazil	1,129,683	Valuations at last trade with foreign fair value adjustments
Canada	30,118,470	Valuations at last trade with foreign fair value adjustments
China	6,591,946	Valuations at last trade with foreign fair value adjustments
Denmark	4,462,612	Valuations at last trade with foreign fair value adjustments
Finland	4,327,176	Valuations at last trade with foreign fair value adjustments
France	23,706,067	Valuations at last trade with foreign fair value adjustments
Germany	22,817,779	Valuations at last trade with foreign fair value adjustments
Greece	322,809	Valuations at last trade with foreign fair value adjustments
Hong Kong	18,499,944	Valuations at last trade with foreign fair value adjustments
	729,641	Valuation other than last traded price based on active trading
Ireland	2,025,820	Valuations at last trade with foreign fair value adjustments
Israel	365,852	Valuations at last trade with foreign fair value adjustments
Italy	7,588,951	Valuations at last trade with foreign fair value adjustments
Japan	62,526,418	Valuations at last trade with foreign fair value adjustments
Mexico	1,067,927	Valuations at last trade with foreign fair value adjustments
Netherlands	13,862,058	Valuations at last trade with foreign fair value adjustments
New Zealand	252,215	Valuations at last trade with foreign fair value adjustments

21	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements

December 31, 2014

Country	Value	Reason
Norway	$3,572,353	Valuations at last trade with foreign fair value adjustments
Philippines	614,957	Valuations at last trade with foreign fair value adjustments
Portugal	224,820	Valuations at last trade with foreign fair value adjustments
Russia	56,753	Valuations at last trade with foreign fair value adjustments
Singapore	3,267,146	Valuations at last trade with foreign fair value adjustments
South Africa	1,167,171	Valuations at last trade with foreign fair value adjustments
South Korea	9,134,601	Valuations at last trade with foreign fair value adjustments
Spain	7,654,920	Valuations at last trade with foreign fair value adjustments
Sweden	8,908,856	Valuations at last trade with foreign fair value adjustments
Switzerland	29,809,149	Valuations at last trade with foreign fair value adjustments
Taiwan	2,706,778	Valuations at last trade with foreign fair value adjustments
Thailand	563,708	Valuations at last trade with foreign fair value adjustments
United Kingdom	63,021,082	Valuations at last trade with foreign fair value adjustments
United States	520,850	Valuations at last trade with foreign fair value adjustments
Preferred Stock
Germany	1,601,852	Valuations at last trade with foreign fair value adjustments
South Korea	180,590	Valuations at last trade with foreign fair value adjustments
Rights
France	11	Valuations at last trade with foreign fair value adjustments
Total	$365,036,836

22	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements

December 31, 2014

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets

Forward foreign currency exchange contracts	$-	$567,896	$-	$567,896

Liabilities

Forward foreign currency exchange contracts	-	(53,793)	-	(53,793)

Net Other Financial Instruments	$-	$514,103	$-	$514,103

The forward foreign currency exchange contracts outstanding at December 31, 2014 are considered Level 2 investments due to the contracts being marked-to-market daily at the applicable exchange rates that have been adjusted from the initial quoted rate. Forward foreign currency exchange contracts are shown on a gross basis in the above table and on the Statements of Assets and Liabilities.

(4)	Investment Security Transactions

The cost of purchases and proceeds from sales of securities (excluding short-term securities) for the year ended December 31, 2014, were as follows:

	Purchases	Sales
Core Equity Fund	$70,142,080	$88,250,989
Small Companies Fund	183,124,537	210,559,783
Tax-Exempt Bond Fund	105,524,620	112,988,629
International Fund	82,642,774	75,404,274

23	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements

December 31, 2014

(5)	Capital Share Transactions

Transactions in capital shares for fiscal years ended December 31, 2014 and December 31, 2013, were as follows:

	Core Equity Fund		Small Companies Fund
	2014	2013	2014	2013
Sold	76,703	507,556	375,718	201,528
Issued for reinvestment of distributions	625,596	183,114	2,336,228	1,743,449
Redeemed	(823,611)	(560,122)	(1,611,217)	(1,670,646)
Net Increase (decrease)	(121,312)	130,548	1,100,729	274,331

	Tax-Exempt Bond Fund		International Fund
	2014	2013	2014	2013
Sold	1,888,829	2,901,091	897,252	1,958,551
Issued for reinvestment of distributions	2,303,187	2,834,108	1,374,670	973,569
Redeemed	(4,609,524)	(7,249,870)	(1,309,596)	(1,067,258)
Net Increase (decrease)	(417,508)	(1,514,671)	962,326	1,864,862

(6)	Capital Loss Carryforward

For the period subsequent to October 31, 2014 through the fiscal year ended December 31, 2014, the following Funds incurred net capital losses, and/or Section 988 currency losses which each Fund intends to treat as having been incurred in the following fiscal year:

	Short-Term	Long-Term	Total
Core Equity Fund	$1,129,556	$-	$1,129,556
Small Companies Fund	1,262,085	-	1,262,085
Tax-Exempt Bond Fund	-	216,640	216,640
International Fund	1,823,469	-	1,823,469

24	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements

December 31, 2014

(7)	Expenses and Related-Party Transactions

The Trust has a contract for investment advisory services with the Adviser. Under terms of separate agreements, Clearwater Core Equity Fund, Clearwater Small Companies Fund, Clearwater Tax-Exempt Bond Fund and Clearwater International Fund each pay an investment advisory fee equal to an annual rate of 0.90%, 1.35%, 0.60% and 1.00%, respectively, of each Fund’s average daily net assets. The Adviser is responsible for the payment or reimbursement of all the Funds’ expenses, except brokerage, taxes, interest, and extraordinary expenses. The Adviser has periodically modified its management fee for each of the Funds through voluntary waivers. As of December 31, 2014, the management fees in place, net of voluntary waivers, for the Core Equity, Small Companies, Tax-Exempt Bond, and International Funds are 0.50%, 0.94%, 0.33%, and 0.67%, respectively. The Adviser currently intends to continue these voluntary waivers indefinitely. However, the Adviser may terminate these voluntary arrangements at any time.

In addition to fees and expenses which the Funds bear directly, the Funds indirectly bear a pro rata share of the fees and expenses of any acquired funds in which they invest, such as short-term investments in mutual funds or other investment companies and investments in closed-end funds. Such indirect expenses are not included in any of the reported expense ratios.

The Adviser has entered into subadvisory contracts with independent investment advisory firms for each Fund to provide daily investment management services. The subadvisory fees are based on each subadviser’s proportional net assets it currently manages within each Fund and are paid directly by the Adviser. For each subadviser, the fee schedule is detailed according to the following schedule:

The subadvisory fee for the Clearwater Core Equity Fund, payable to Parametric, Heartland and Osterweis, is equal to an annual rate of 0.15% of the portion of net assets managed, an annual rate of 0.65% of the portion of net assets managed and an annual rate of 0.75% of the portion of net assets managed, respectively.

The subadvisory fee for the Clearwater Core Equity Fund, payable to Knightsbridge for Knightsbridge’s portion of net assets managed is based on the following annual rates:

Knightsbridge
First $20 Million	0.75%
Over $20 Million	0.50%

25	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements

December 31, 2014

The subadvisory fee for the Clearwater Small Companies Fund, payable to Kennedy and Kelley for each of their respective portions of net assets managed is based on the following annual rates:

Kennedy
First $50 Million	0.85%
Over $50 Million	0.80%

Keeley
First $2 Million	1.00%
Next $8 Million	0.85%
Over $10 Million	0.70%

The subadvisory fee for the Clearwater Tax-Exempt Bond Fund, payable to Sit for Sit’s portion of net assets managed is based on the following annual rates:

Sit
First $20 Million	0.40%
Next $30 Million	0.30%
Next $25 Million	0.25%
Next $175 Million	0.20%
Over $250 Million	0.18%

The subadvisory fee for the Clearwater International Fund, payable to Parametric and WCM, is equal to an annual rate of 0.15% and 0.80% of the portion of net assets managed, respectively.

The subadvisory fee for the Clearwater International Fund, payable to Artisan Partners, Denver, and Templeton for each of their respective portions of net assets managed is based on the following annual rates:

Artisan Partners
First $50 Million	0.80%
Next $50 Million	0.60%
Over $100 Million	0.50%

Denver
First $10 Million	1.25%
Over $10 Million	0.85%

Templeton
First $25 Million	0.95%
Next $25 Million	0.85%
Next $50 Million	0.75%
Next $150 Million	0.65%
Next $250 Million	0.55%
Over $500 Million	0.50%

26	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements

December 31, 2014

The Adviser has also engaged FCI as a subadviser for each Fund. FCI regularly provides the Funds with various investment-related services, including investment strategy advice, manager recommendations and related duties as requested by the Adviser. FCI also provides certain services related to due diligence, performance reporting, compliance, and other administrative functions, which support the investment management services and subadviser oversight services provided to the Trust by the Adviser. For its services, FCI is compensated with a subadvisory fee payable by the Adviser of 0.20% of each Fund’s average daily net assets, paid on a quarterly basis. FCI is compensated out of the investment advisory fees the Adviser receives from the respective Funds. FCI has agreed to waive the difference between the amount calculated under the subadvisory fee schedule and an amount determined by multiplying the total number of hours worked by FCI in providing services under the subadvisory agreement by an hourly rate that is approved by the Adviser.

(8)	Derivative Instruments

Information concerning the types of derivatives in which the International Fund invests, the objectives for using them and their related risks can be found in Note 2 (c). Below are the types of derivatives held in the International Fund by location as presented in the Statements of Assets and Liabilities as of December 31, 2014, with additional detail on the net amounts impacting the Statements of Assets and Liabilities. The forward foreign currency exchange contracts presented below are not subject to master netting agreements or other similar agreements.

	ASSETS		LIABILITIES
Derivative Type	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Counterparty
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$567,896	Unrealized depreciation on forward foreign currency exchange contracts	$53,793	$514,103	Northern Trust

The following tables set forth by primary risk exposure the International Fund’s net realized gain (loss) and net increase (decrease) in appreciation/depreciation on forward foreign currency exchange contracts for the fiscal year ended December 31, 2014:

Derivative Type	Statements of Operations Location	Value	Derivative Type	Statements of Operations Location	Value
Forward foreign currency exchange contracts	Net realized gain (loss) loss on forward foreign currency exchange contracts	$(2,309)	Forward foreign currency exchange contracts	Net increase (decrease) in unrealized appreciation/depreciation on forward foreign currency exchange contracts	$258,569

27	(Continued)

CLEARWATER INVESTMENT TRUST

Notes to Financial Statements

December 31, 2014

Derivative transactions are measured in terms of the notional amount. The following table presents, for the International Fund, the number of transactions and weighted average notional amounts, which is indicative of the volume of derivative activity, for the fiscal year ended December 31, 2014.

Forward Foreign Currency Exchange Contracts
Number of Transactions	Weighted Average Notional Amount
12	$121,364,742

(9)	Subsequent Events

The Trust terminated Knightbridge and Heartland as subadvisers to Clearwater Core Equity Fund, effective January 29, 2015. Effective February 3, 2015 and February 4, 2015, respectively, the Trust engaged AQR Capital Management, LLC and O’Shaughnessy Asset Management, LLC as subadvisers to the Clearwater Core Equity Fund.

The subadvisory fee for the Clearwater Core Equity Fund payable to AQR Capital Management LLC for their portion of the net assets managed (“Allocated Assets”), is 0.375% on all Allocated Assets while Allocated Assets are under $100 million and 0.35% on all Allocated Assets while Allocated Assets are at or above $100 million. The subadvisory fee for the Clearwater Core Equity Fund payable to O’Shaughnessy Asset Management, LLC for their portion of the net assets managed is 0.35% of the Allocated Assets.

Effective January 29, 2015, the Trust also approved a change to the fee schedule for the Clearwater Core Equity Fund payable to Osterweis Capital Management. The new subadvisory fee for the Clearwater Core Equity Fund payable to Osterweis Capital Management for their portion of the net assets managed is 0.75% on all Allocated Assets up to $25 million, 0.65% for Allocated Assets from $25 million to $100 million, and 0.55% on all Allocated Assets in excess of $100 million.

Management has evaluated subsequent events relating to the Funds through the date the financial statements were available to be issued, and has concluded, other than the item noted above, there are no such events or transactions requiring financial statement disclosure and/or adjustments to the financial statements.

28	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2014

Shares	Security	Cost	Fair value (a)	Percent of net assets
Common Stocks:
Consumer Discretionary:
2,300	ABERCROMBIE & FITCH CO., CLASS A	$50,218	65,872
1,500	ADVANCE AUTO PARTS, INC.	53,558	238,920
6,150	AMAZON.COM, INC.(b)	274,721	1,908,652
1,600	AMC NETWORKS, INC., CLASS A(b)	25,785	102,032
3,300	AMERICAN EAGLE OUTFITTERS, INC.	33,099	45,804
1,300	AUTOLIV, INC.(c)	29,596	137,956
500	AUTOZONE, INC.(b)	32,038	309,555
4,575	BED BATH & BEYOND, INC.(b)	120,780	348,478
709,000	BFC FINANCIAL CORP., CLASS A(b)	2,859,268	2,268,800
1,400	BIG LOTS, INC.	15,477	56,028
4,400	BORGWARNER, INC.	51,799	241,780
750	BRINKER INTERNATIONAL, INC.	10,084	44,017
4,168	CARMAX, INC.(b)	50,984	277,505
2,700	CARNIVAL CORP.	80,824	122,391
6,043	CBS CORP., CLASS B (NON VOTING)	52,350	334,420
14,430	CHARTER COMMUNICATIONS, INC., CLASS A(b)	1,866,908	2,404,327
600	CHICO’S FAS, INC.	5,619	9,726
300	CHIPOTLE MEXICAN GRILL, INC.(b)	89,324	205,353
68,820	CINEMARK HOLDINGS, INC.	1,340,355	2,448,616
18,500	CLEAR CHANNEL OUTDOOR HOLDINGS, INC., CLASS A	53,472	195,915
5,000	COACH, INC.	19,161	187,800
36,800	COMCAST CORP., CLASS A	586,118	2,134,768
1,345	CST BRANDS, INC.	11,311	58,655
2,300	DARDEN RESTAURANTS, INC.	47,909	134,849
2,400	DEVRY EDUCATION GROUP, INC.	44,808	113,928
1,500	DICK’S SPORTING GOODS, INC.	24,803	74,475
28,216	DIRECTV(b)	934,923	2,446,327
1,000	DOLLAR GENERAL CORP.(b)	46,180	70,700
6,700	DOLLAR TREE, INC.(b)	61,517	471,546
4,600	DR HORTON, INC.	22,057	116,334
710	EXPEDIA, INC.	10,883	60,606
500	FAMILY DOLLAR STORES, INC.	12,653	39,605
3,000	FOOT LOCKER, INC.	40,394	168,540
77,808	FORD MOTOR CO.	639,323	1,206,024
3,600	GAMESTOP CORP., CLASS A	14,505	121,680
5,700	GANNETT CO., INC.	51,200	182,001
4,100	GAP (THE), INC.	58,946	172,651
2,200	GARMIN LTD.(c)	40,557	116,226
4,100	GENERAL MOTORS CO.	88,015	143,131
7,500	GENTEX CORP.	106,860	270,975
3,450	GENUINE PARTS CO.	102,424	367,666
1,900	GOODYEAR TIRE & RUBBER (THE) CO.	26,258	54,283
22,100	GROUPON, INC.(b)	169,823	182,546
57,900	H&R BLOCK, INC.	799,932	1,950,072
500	HANESBRANDS, INC.	10,750	55,810
6,750	HARLEY-DAVIDSON, INC.	39,547	444,892
4,300	HARMAN INTERNATIONAL INDUSTRIES, INC.	74,798	458,853
400	HASBRO, INC.	10,206	21,996
29,525	HOME DEPOT (THE), INC.	19,256	3,099,239
15,600	INTERPUBLIC GROUP OF (THE) COS., INC.	40,950	324,012
3,150	JARDEN CORP.(b)	25,277	150,822
9,500	JOHNSON CONTROLS, INC.	262,575	459,230
7,750	KOHL’S CORP.	86,000	473,060
6,190	L BRANDS, INC.	70,745	535,744
180	LANDS’ END, INC.(b)	4,697	9,713
5,738	LAS VEGAS SANDS CORP.	159,855	333,722
3,000	LEAR CORP.	128,814	294,240
2,900	LENNAR CORP., CLASS A	38,266	129,949
783	LIBERTY BROADBAND CORP., CLASS A(b)	1,186	39,220
1,566	LIBERTY BROADBAND CORP., CLASS C(b)	2,222	78,018
5,832	LIBERTY GLOBAL PLC, SERIES A(b)(c)	51,410	292,796
7,374	LIBERTY GLOBAL PLC, SERIES C(b)(c)	64,301	356,238
88,880	LIBERTY INTERACTIVE CORP., CLASS A(b)	1,313,283	2,614,850
3,132	LIBERTY MEDIA CORP., CLASS A(b)	3,690	110,466
6,264	LIBERTY MEDIA CORP., CLASS C(b)	6,877	219,428
1,580	LIBERTY TRIPADVISOR HOLDINGS, INC., CLASS A(b)	11,997	42,502
16,645	LIBERTY VENTURES, SERIES A(b)	341,955	627,849

See accompanying notes to the financial statements.	29	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2014

Shares	Security	Cost	Fair value (a)	Percent of net assets
Consumer Discretionary (Cont’d):
1,200	LKQ CORP.(b)	$14,970	33,744
13,100	LOWE’S COS., INC.	335,332	901,280
5,000	MACY’S, INC.	81,374	328,750
4,969	MARRIOTT INTERNATIONAL, INC., CLASS A	60,013	387,731
496	MARRIOTT VACATIONS WORLDWIDE CORP.	3,643	36,972
4,200	MATTEL, INC.	64,058	129,969
16,002	MCDONALD’S CORP.	358,888	1,499,387
6,600	MGM RESORTS INTERNATIONAL(b)	54,921	141,108
1,900	MICHAEL KORS HOLDINGS LTD.(b)(c)	112,956	142,690
600	MOHAWK INDUSTRIES, INC.(b)	26,796	93,216
1,400	MORNINGSTAR, INC.	57,577	90,594
35,323	MURPHY USA, INC.(b)	1,388,911	2,432,342
700	NETFLIX, INC.(b)	41,142	239,127
2,200	NEWELL RUBBERMAID, INC.	26,950	83,798
7,175	NEWS CORP., CLASS A(b)	36,051	112,576
11,100	NIKE, INC., CLASS B	238,633	1,067,265
4,300	NORDSTROM, INC.	45,233	341,377
100	NVR, INC.(b)	51,543	127,533
2,695	OMNICOM GROUP, INC.	78,532	208,782
2,300	O’REILLY AUTOMOTIVE, INC.(b)	69,869	443,026
1,500	PANERA BREAD CO., CLASS A(b)	69,668	262,200
2,600	PETSMART, INC.	55,966	211,367
800	PRICELINE GROUP (THE), INC.(b)	194,799	912,168
14,100	PULTEGROUP, INC.	58,797	302,586
600	PVH CORP.	22,503	76,902
1,500	RALPH LAUREN CORP.	31,320	277,740
3,000	REGAL ENTERTAINMENT GROUP, CLASS A	26,428	64,080
4,600	ROSS STORES, INC.	36,395	433,596
30,020	ROYAL CARIBBEAN CRUISES LTD.	906,417	2,474,549
600	SCRIPPS NETWORKS INTERACTIVE, INC., CLASS A	21,337	45,162
47,600	SEARS HOLDINGS CORP.(b)	1,759,568	1,569,848
10,400	SERVICE CORP. INTERNATIONAL	74,152	236,080
11,000	SIRIUS XM HOLDINGS, INC.(b)	29,370	38,500
14,250	STARBUCKS CORP.	182,045	1,169,212
710	STARWOOD HOTELS & RESORTS WORLDWIDE, INC.	14,193	57,560
12,200	TARGET CORP.	353,659	926,102
1,000	TEMPUR SEALY INTERNATIONAL, INC.(b)	31,500	54,910
2,100	TESLA MOTORS, INC.(b)	147,498	467,061
6,200	THOMSON REUTERS CORP.	178,087	250,108
1,900	THOR INDUSTRIES, INC.	22,316	106,153
4,200	TIFFANY & CO.	122,192	448,812
5,979	TIME WARNER CABLE, INC.	194,383	909,167
21,033	TIME WARNER, INC.	457,012	1,796,639
2,629	TIME, INC.	19,683	64,700
10,094	TJX (THE) COS., INC.	86,033	692,247
400	TRACTOR SUPPLY CO.	20,180	31,528
12,585	TRI POINTE HOMES, INC.(b)	186,102	191,921
2,210	TRIPADVISOR, INC.(b)	42,908	164,999
900	TRW AUTOMOTIVE HOLDINGS CORP.(b)	21,698	92,565
21,400	TWENTY-FIRST CENTURY FOX, INC., CLASS A	165,966	821,867
1,000	UNDER ARMOUR, INC., CLASS A(b)	23,330	67,900
2,127	URBAN OUTFITTERS, INC.(b)	37,857	74,721
6,800	VF CORP.	87,065	509,320
39,452	VIACOM, INC., CLASS B	1,860,938	2,968,763
800	VISTEON CORP.(b)	33,968	85,488
29,560	WALT DISNEY (THE) CO.	578,637	2,784,256
2,100	WHIRLPOOL CORP.	89,510	406,854
5,475	WYNDHAM WORLDWIDE CORP.	24,501	469,536
1,600	WYNN RESORTS LTD.	32,322	238,016
9,016	YUM! BRANDS, INC.	78,831	656,816
		25,352,002	66,037,450	12.21%
Consumer Staples:
29,200	ALTRIA GROUP, INC.	128,021	1,438,684
11,500	ARCHER-DANIELS-MIDLAND CO.	219,815	598,000
2,916	BROWN-FORMAN CORP., CLASS B	57,343	256,141
21,567	BUNGE LTD.	1,406,979	1,960,656
4,000	CHURCH & DWIGHT CO., INC.	100,310	315,240

See accompanying notes to the financial statements.	30	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2014

Shares	Security	Cost	Fair value (a)	Percent of net assets
Consumer Staples (Cont’d):
3,000	CLOROX (THE) CO.	$154,515	312,630
64,481	COCA-COLA (THE) CO.	991,395	2,722,388
15,880	COLGATE-PALMOLIVE CO.	480,871	1,098,737
2,700	CONAGRA FOODS, INC.	55,905	97,956
4,600	CONSTELLATION BRANDS, INC., CLASS A(b)	63,227	451,582
7,800	COSTCO WHOLESALE CORP.	237,671	1,105,650
470	CRIMSON WINE GROUP LTD.(b)	2,671	4,465
16,225	CVS CAREMARK CORP.	642,050	1,562,630
19,120	DIAGEO PLC ADR(c)(d)	1,551,209	2,181,401
6,000	DR. PEPPER SNAPPLE GROUP, INC.	125,060	430,080
397	ENERGIZER HOLDINGS, INC.	20,533	51,038
3,734	ESTEE LAUDER (THE) COS., INC., CLASS A	70,943	284,531
2,700	FLOWERS FOODS, INC.	25,434	51,813
12,400	GENERAL MILLS, INC.	277,055	661,292
3,300	HERBALIFE LTD.	45,262	124,410
2,042	HERSHEY (THE) CO.	88,044	212,225
2,400	HORMEL FOODS CORP.	43,206	125,040
1,700	INGREDION, INC.	48,104	144,228
1,600	JM SMUCKER (THE) CO.	64,617	161,568
5,800	KEURIG GREEN MOUNTAIN, INC.	122,296	767,891
1,550	KIMBERLY-CLARK CORP.	69,760	179,087
7,279	KRAFT FOODS GROUP, INC.	89,966	456,102
13,400	KROGER (THE) CO.	228,089	860,414
5,322	LORILLARD, INC.	80,950	334,967
700	MCCORMICK & CO., INC. (NON VOTING)	21,613	52,010
2,200	MEAD JOHNSON NUTRITION CO.	103,422	221,188
1,300	MOLSON COORS BREWING CO., CLASS B	37,841	96,876
26,338	MONDELEZ INTERNATIONAL, INC., CLASS A	285,157	956,728
1,400	MONSTER BEVERAGE CORP.(b)	44,343	151,690
27,391	PEPSICO, INC.	1,025,750	2,590,093
30,132	PHILIP MORRIS INTERNATIONAL, INC.	261,758	2,454,251
200	POST HOLDINGS, INC.(b)	4,616	8,378
45,360	PROCTER & GAMBLE (THE) CO.	772,158	4,131,842
3,500	REYNOLDS AMERICAN, INC.	50,449	224,945
1,600	SAFEWAY, INC.	28,960	56,192
8,000	SYSCO CORP.	124,113	317,520
6,010	TYSON FOODS, INC., CLASS A	53,610	240,941
48,000	UNILEVER N.V. (REGISTERED)(c)	1,454,959	1,873,920
20,150	WALGREENS BOOTS ALLIANCE, INC.	231,445	1,535,430
19,723	WAL-MART STORES, INC.	776,452	1,693,811
8,800	WHOLE FOODS MARKET, INC.	116,393	443,696
		12,884,340	36,000,357	6.65%
Energy:
9,446	ANADARKO PETROLEUM CORP.	319,802	779,295
600	ATWOOD OCEANICS, INC.(b)	18,078	17,022
15,248	BAKER HUGHES, INC.	725,397	854,955
62,000	BP PLC ADR(c)(d)	2,753,380	2,363,440
3,400	CABOT OIL & GAS CORP.	76,023	100,674
11,962	CALIFORNIA RESOURCES CORP.(b)	50,304	65,911
4,800	CAMERON INTERNATIONAL CORP.(b)	124,988	239,760
146,100	CHESAPEAKE ENERGY CORP.	2,540,798	2,859,177
33,195	CHEVRON CORP.	1,449,959	3,723,815
400	CIMAREX ENERGY CO.	24,076	42,400
7,200	COBALT INTERNATIONAL ENERGY, INC.(b)	63,000	64,008
1,700	CONCHO RESOURCES, INC.(b)	49,632	169,575
25,444	CONOCOPHILLIPS	460,670	1,757,163
4,531	CONSOL ENERGY, INC.	118,221	153,193
2,000	CONTINENTAL RESOURCES, INC.(b)	20,765	76,720
32,358	DEVON ENERGY CORP.	2,007,357	1,980,633
3,000	DRESSER-RAND GROUP, INC.(b)	98,595	245,400
9,600	EOG RESOURCES, INC.	62,765	883,872
4,000	EQT CORP.	132,900	302,800
73,551	EXXON MOBIL CORP.	2,863,497	6,799,790
3,900	FMC TECHNOLOGIES, INC.(b)	97,950	182,676
14,958	HALLIBURTON CO.	295,103	588,298
3,100	HELMERICH & PAYNE, INC.	39,003	209,002
10,195	HESS CORP.	491,296	752,595
4,000	HOLLYFRONTIER CORP.	52,098	149,920

See accompanying notes to the financial statements.	31	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2014

Shares	Security	Cost	Fair value (a)	Percent of net assets
Energy (Cont’d):
7,412	KINDER MORGAN, INC.	$67,014	313,602
3,600	MARATHON PETROLEUM CORP.	199,978	324,936
2,400	MURPHY OIL CORP.	27,663	121,248
2,600	NABORS INDUSTRIES LTD.(c)	39,026	33,748
8,722	NATIONAL OILWELL VARCO, INC.	193,630	571,553
1,200	NEWFIELD EXPLORATION CO.(b)	27,012	32,544
8,400	NOBLE ENERGY, INC.	158,332	398,412
33,825	OCCIDENTAL PETROLEUM CORP.	1,487,582	2,726,633
2,500	OCEANEERING INTERNATIONAL, INC.	66,222	147,025
400	OIL STATES INTERNATIONAL, INC.(b)	17,546	19,560
2,000	ONEOK, INC.	27,592	99,580
2,500	PATTERSON-UTI ENERGY, INC.	46,600	41,475
503,000	PENGROWTH ENERGY CORP.(c)	2,317,791	1,564,330
13,372	PHILLIPS 66	156,993	958,772
3,200	PIONEER NATURAL RESOURCES CO.	48,507	476,320
1,200	RANGE RESOURCES CORP.	39,654	64,140
19,800	SCHLUMBERGER LTD.	540,329	1,691,118
157,495	SCORPIO TANKERS, INC.(c)	1,566,285	1,368,632
9,857	SEVENTY SEVEN ENERGY, INC.(b)	139,799	53,326
7,200	SOUTHWESTERN ENERGY CO.(b)	107,060	196,488
10,954	SPECTRA ENERGY CORP.	155,906	397,630
1,200	TESORO CORP.	24,660	89,220
43,871	TIDEWATER, INC.	2,058,361	1,421,859
26,886	UNIT CORP.(b)	1,390,345	916,813
12,110	VALERO ENERGY CORP.	119,502	599,445
2,600	WHITING PETROLEUM CORP.(b)	73,760	85,800
6,600	WILLIAMS (THE) COS., INC.	139,909	296,604
		26,172,715	40,372,907	7.46%
Financials:
5,300	ACE LTD.(c)	280,788	608,864
1,100	AFFILIATED MANAGERS GROUP, INC.(b)	73,654	233,464
9,850	AFLAC, INC.	262,100	601,737
2,100	ALEXANDRIA REAL ESTATE EQUITIES, INC.	110,574	186,354
4,346	ALLEGHANY CORP.(b)	1,209,887	2,014,371
8,100	ALLIED WORLD ASSURANCE CO. HOLDINGS A.G.(c)	86,629	307,152
8,300	ALLSTATE (THE) CORP.	197,623	583,075
800	AMERICAN CAMPUS COMMUNITIES, INC.	28,915	33,088
18,333	AMERICAN EXPRESS CO.	546,904	1,705,702
1,800	AMERICAN FINANCIAL GROUP, INC.	29,745	109,296
101,000	AMERICAN INTERNATIONAL GROUP, INC.	2,881,346	5,657,010
3,450	AMERICAN TOWER CORP.	159,151	341,033
5,191	AMERIPRISE FINANCIAL, INC.	160,907	686,510
4,748	AON PLC(c)	110,582	450,253
3,628	APARTMENT INVESTMENT & MANAGEMENT CO., CLASS A	39,421	134,780
4,800	ARCH CAPITAL GROUP LTD.(b)(c)	101,982	283,680
1,600	ARTHUR J GALLAGHER & CO.	34,040	75,328
2,500	ASSURANT, INC.	60,538	171,075
734	AVALONBAY COMMUNITIES, INC.	31,138	119,928
900	AXIS CAPITAL HOLDINGS LTD.(c)	23,391	45,981
432,000	BANK OF AMERICA CORP.	4,490,969	7,728,480
56,783	BANK OF NEW YORK MELLON (THE) CORP.	1,287,045	2,303,686
52,608	BB&T CORP.	1,445,131	2,045,925
28,000	BERKSHIRE HATHAWAY, INC., CLASS B(b)	2,296,518	4,204,200
2,500	BIOMED REALTY TRUST, INC.	44,395	53,850
1,600	BLACKROCK, INC.	300,619	572,096
110,309	BOSTON PRIVATE FINANCIAL HOLDINGS, INC.	1,201,677	1,485,862
3,388	BOSTON PROPERTIES, INC.	171,468	436,002
2,800	BRANDYWINE REALTY TRUST	31,119	44,744
900	CAMDEN PROPERTY TRUST	24,065	66,456
35,999	CAPITAL ONE FINANCIAL CORP.	1,772,221	2,971,717
5,300	CBL & ASSOCIATES PROPERTIES, INC.	96,937	102,926
2,500	CBRE GROUP, INC., CLASS A(b)	50,579	85,625
21,400	CHARLES SCHWAB (THE) CORP.	186,608	646,066
36,400	CHIMERA INVESTMENT CORP.	85,297	115,752
2,700	CHUBB (THE) CORP.	86,607	279,369
2,800	CIT GROUP, INC.	100,145	133,924
43,581	CITIGROUP, INC.	1,510,680	2,358,168
2,000	CITY NATIONAL CORP.	75,538	161,620
See accompanying notes to the financial statements.	32	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2014

Shares	Security	Cost	Fair value (a)	Percent of net assets
Financials (Cont’d):
1,365	CME GROUP, INC.	$50,304	121,007
1,100	CNA FINANCIAL CORP.	25,102	42,581
800	COMERICA, INC.	25,288	37,472
771	COMMERCE BANCSHARES, INC.	25,553	33,531
4,800	CORPORATE OFFICE PROPERTIES TRUST	106,129	136,176
3,045	CORRECTIONS CORP. OF AMERICA	64,833	110,655
4,600	CROWN CASTLE INTERNATIONAL CORP.	194,396	362,020
816	CULLEN/FROST BANKERS, INC.	45,125	57,642
8,500	DDR CORP.	111,401	156,060
59,225	DIGITAL REALTY TRUST, INC.	3,046,470	3,926,618
16,287	DISCOVER FINANCIAL SERVICES	233,079	1,066,636
5,200	DOUGLAS EMMETT, INC.	57,331	147,680
1,700	DUKE REALTY CORP.	28,468	34,340
6,000	E*TRADE FINANCIAL CORP.(b)	48,576	145,530
1,100	EAST WEST BANCORP, INC.	25,190	42,581
900	ENDURANCE SPECIALTY HOLDINGS LTD.(c)	25,106	53,856
800	EQUITY LIFESTYLE PROPERTIES, INC.	26,920	41,240
8,216	EQUITY RESIDENTIAL	331,618	590,237
875	ESSEX PROPERTY TRUST, INC.	105,181	180,775
900	FEDERAL REALTY INVESTMENT TRUST	48,326	120,114
25,300	FIFTH THIRD BANCORP	220,963	515,488
400	FIRST CITIZENS BANCSHARES, INC., CLASS A	57,523	101,116
30,500	FIRST HORIZON NATIONAL CORP.	193,065	414,190
55,327	FIRST INTERSTATE BANCSYSTEM, INC., CLASS A	1,149,813	1,539,197
15,200	FIRST NIAGARA FINANCIAL GROUP, INC.	120,688	128,136
1,863	FNF GROUP	21,555	64,180
620	FNFV GROUP(b)	4,427	9,759
10,077	FRANKLIN RESOURCES, INC.	189,834	557,963
54,700	FRANKLIN STREET PROPERTIES CORP.	651,794	671,169
6,400	GENERAL GROWTH PROPERTIES, INC.	122,757	180,032
10,800	GENWORTH FINANCIAL, INC., CLASS A(b)	57,035	91,800
108,000	GETTY REALTY CORP.	1,769,035	1,966,680
8,500	GOLDMAN SACHS GROUP (THE), INC.	723,237	1,647,555
3,500	GREENHILL & CO., INC.	106,120	152,600
3,700	HARTFORD FINANCIAL SERVICES GROUP (THE), INC.	62,228	154,253
1,000	HCC INSURANCE HOLDINGS, INC.	24,155	53,520
7,000	HCP, INC.	101,851	308,210
4,300	HEALTH CARE REIT, INC.	221,375	325,381
4,250	HEALTHCARE TRUST OF AMERICA, INC., CLASS A	96,571	114,495
500	HOME PROPERTIES, INC.	30,360	32,800
2,900	HOSPITALITY PROPERTIES TRUST	49,578	89,900
16,122	HOST HOTELS & RESORTS, INC.	138,445	383,220
678	HOWARD HUGHES (THE) CORP.(b)	20,502	88,425
10,500	HUDSON CITY BANCORP, INC.	65,625	106,260
35,000	HUNTINGTON BANCSHARES, INC.	169,771	368,200
701	INTERCONTINENTAL EXCHANGE, INC.	89,127	153,722
11,400	INVESCO LTD.	176,068	450,528
1,634	IRON MOUNTAIN, INC.	38,000	63,170
33,700	JANUS CAPITAL GROUP, INC.	222,792	543,581
700	JONES LANG LASALLE, INC.	39,951	104,951
60,546	JPMORGAN CHASE & CO.	1,549,200	3,788,969
11,700	KEYCORP	80,298	162,630
600	KILROY REALTY CORP.	31,529	41,442
8,201	KIMCO REALTY CORP.	94,870	206,173
4,200	LAMAR ADVERTISING CO., CLASS A	55,317	225,288
3,752	LEGG MASON, INC.	52,584	200,244
4,700	LEUCADIA NATIONAL CORP.	95,768	105,374
1,100	LIBERTY PROPERTY TRUST	23,645	41,393
1,100	LINCOLN NATIONAL CORP.	22,715	63,437
6,000	LOEWS CORP.	131,444	252,120
2,000	M&T BANK CORP.	145,114	251,240
5,123	MACERICH (THE) CO.	119,436	427,309
200	MARKEL CORP.(b)	67,789	136,568
5,478	MARSH & MCLENNAN COS., INC.	153,199	313,561
3,100	MBIA, INC.(b)	25,265	29,574
3,600	MCGRAW HILL FINANCIAL, INC.	84,305	320,328
1,300	MERCURY GENERAL CORP.	38,019	73,671
12,400	METLIFE, INC.	380,550	670,716

See accompanying notes to the financial statements.	33	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2014

Shares	Security	Cost	Fair value (a)	Percent of net assets
Financials (Cont’d):
1,200	MID-AMERICA APARTMENT COMMUNITIES, INC.	$78,164	89,616
2,200	MOODY’S CORP.	77,502	210,782
21,600	MORGAN STANLEY	332,129	838,080
3,900	MSCI, INC.	124,722	185,016
1,800	NASDAQ OMX GROUP (THE), INC.	45,036	86,328
188,600	NAVIENT CORP.	2,896,870	4,075,646
112,257	NEW RESIDENTIAL INVESTMENT CORP.	1,320,470	1,433,522
86,104	NEW SENIOR INVESTMENT GROUP, INC.	1,647,904	1,416,411
7,649	NEW YORK COMMUNITY BANCORP, INC.	86,776	122,384
1,402	NORTHERN TRUST CORP.	66,115	94,495
247,100	OLD REPUBLIC INTERNATIONAL CORP.	2,450,161	3,615,073
4,539	PACWEST BANCORP	65,912	206,343
2,200	PARTNERRE LTD.(c)	119,028	251,086
5,200	PEOPLE’S UNITED FINANCIAL, INC.	68,068	78,936
62,460	PHH CORP.(b)	1,402,341	1,496,542
4,385	PLUM CREEK TIMBER CO., INC.	105,969	187,634
27,915	PNC FINANCIAL SERVICES GROUP (THE), INC.	1,530,042	2,546,685
1,600	POPULAR, INC.(b)(c)	33,280	54,480
41,665	PRINCIPAL FINANCIAL GROUP, INC.	1,719,196	2,164,080
6,048	PROGRESSIVE (THE) CORP.	80,691	163,236
10,169	PROLOGIS, INC.	257,893	437,572
2,200	PROTECTIVE LIFE CORP.	24,849	153,230
8,500	PRUDENTIAL FINANCIAL, INC.	257,378	768,910
2,261	PUBLIC STORAGE	235,264	417,946
6,972	RAYONIER, INC.	75,256	194,798
2,700	REALTY INCOME CORP.	58,594	128,817
3,900	REGENCY CENTERS CORP.	90,152	248,742
15,799	REGIONS FINANCIAL CORP.	86,452	166,837
9,800	RETAIL PROPERTIES OF AMERICA, INC., CLASS A	85,814	163,562
7,500	SEI INVESTMENTS CO.	108,537	300,300
1,500	SENIOR HOUSING PROPERTIES TRUST	23,231	33,165
400	SIGNATURE BANK(b)	29,712	50,384
132,000	SILVER BAY REALTY TRUST CORP.	2,399,767	2,185,920
3,595	SIMON PROPERTY GROUP, INC.	148,165	654,685
1,900	SL GREEN REALTY CORP.	58,204	226,138
12,600	SLM CORP.	48,157	128,394
3,000	SPIRIT REALTY CAPITAL, INC.	27,083	35,670
2,700	ST. JOE (THE) CO.(b)	42,426	49,653
240	STARWOOD WAYPOINT RESIDENTIAL TRUST	6,926	6,329
6,000	STATE STREET CORP.	262,103	471,000
36,220	STONEGATE MORTGAGE CORP.(b)	615,094	433,191
6,634	SUNTRUST BANKS, INC.	92,816	277,965
3,657	SYNOVUS FINANCIAL CORP.	49,372	99,068
6,349	T ROWE PRICE GROUP, INC.	125,884	545,125
2,100	TAUBMAN CENTERS, INC.	57,437	160,482
12,000	TCF FINANCIAL CORP.	111,496	190,680
2,600	TFS FINANCIAL CORP.	25,038	38,701
5,400	TORCHMARK CORP.	95,047	292,518
9,588	TRAVELERS (THE) COS., INC.	334,488	1,014,890
7,600	TWO HARBORS INVESTMENT CORP.	78,052	76,152
4,100	UDR, INC.	65,319	126,362
1,600	UNUM GROUP	33,328	55,808
17,885	US BANCORP	325,796	803,931
1,100	VALIDUS HOLDINGS LTD.(c)	23,557	45,716
3,200	VALLEY NATIONAL BANCORP	29,792	31,072
3,800	VENTAS, INC.	201,381	272,460
2,600	VORNADO REALTY TRUST	198,652	306,046
2,400	VOYA FINANCIAL, INC.	64,032	101,712
2,900	WADDELL & REED FINANCIAL, INC., CLASS A	75,337	144,478
47,575	WASHINGTON FEDERAL, INC.	851,441	1,053,786
1,797	WASHINGTON PRIME GROUP, INC.	9,413	30,944
2,100	WEINGARTEN REALTY INVESTORS	30,002	73,332
85,445	WELLS FARGO & CO.	1,229,493	4,684,095
5,300	WEYERHAEUSER CO.	159,708	190,217
1,106	WR BERKLEY CORP.	29,276	56,694
4,900	XL GROUP PLC(c)	95,648	168,413
27,284	ZIONS BANCORPORATION	770,920	777,867
		60,750,779	104,432,550	19.30%

See accompanying notes to the financial statements.	34	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2014

Shares	Security	Cost	Fair value (a)	Percent of net assets
Health Care:
13,035	ABBOTT LABORATORIES	$216,782	586,836
23,735	ABBVIE, INC.	606,253	1,553,218
10,090	ACTAVIS PLC(b)	1,664,589	2,597,267
4,503	AETNA, INC.	34,521	400,001
5,600	AGILENT TECHNOLOGIES, INC.	158,209	229,264
4,200	ALERE, INC.(b)	77,812	159,600
3,000	ALEXION PHARMACEUTICALS, INC.(b)	58,088	555,090
5,507	ALLERGAN, INC.	201,259	1,170,733
7,200	AMERISOURCEBERGEN CORP.	115,968	649,152
16,000	AMGEN, INC.	64,848	2,548,640
9,249	ANTHEM, INC.	325,438	1,162,322
3,800	BAXTER INTERNATIONAL, INC.	196,258	278,502
17,970	BAYER A.G. ADR(c)(d)	1,257,826	2,459,015
2,500	BECTON DICKINSON AND CO.	143,665	347,900
5,250	BIOGEN IDEC, INC.(b)	66,400	1,782,113
900	BIOMARIN PHARMACEUTICAL, INC.(b)	45,432	81,360
32,800	BOSTON SCIENTIFIC CORP.(b)	182,160	434,600
27,500	BRISTOL-MYERS SQUIBB CO.	730,394	1,623,325
3,400	CARDINAL HEALTH, INC.	128,461	274,482
1,800	CATAMARAN CORP.(b)	60,287	93,150
14,072	CELGENE CORP.(b)	198,565	1,574,094
3,600	CERNER CORP.(b)	40,604	232,776
5,700	CIGNA CORP.	89,680	586,587
3,879	COMMUNITY HEALTH SYSTEMS, INC.(b)	68,097	209,156
4,100	COVIDIEN PLC(c)	186,882	419,348
1,200	CR BARD, INC.	72,420	199,944
2,850	DAVITA HEALTHCARE PARTNERS, INC.(b)	21,812	215,859
3,700	DENTSPLY INTERNATIONAL, INC.	102,582	197,099
3,800	EDWARDS LIFESCIENCES CORP.(b)	118,151	484,044
7,100	ELI LILLY & CO.	239,059	489,829
4,200	ENDO INTERNATIONAL PLC(b)(c)	110,376	302,904
16,502	EXPRESS SCRIPTS HOLDING CO.(b)	241,921	1,397,224
27,920	GILEAD SCIENCES, INC.(b)	226,342	2,631,739
193	HALYARD HEALTH, INC.(b)	3,014	8,776
1,300	HEALTH NET, INC.(b)	31,603	69,589
29,070	HEALTHSOUTH CORP.	522,001	1,118,032
1,900	HENRY SCHEIN, INC.(b)	86,167	258,685
7,208	HOLOGIC, INC.(b)	102,880	192,742
1,805	HOSPIRA, INC.(b)	47,736	110,556
3,900	HUMANA, INC.	39,107	560,157
1,400	IDEXX LABORATORIES, INC.(b)	60,410	207,578
2,300	ILLUMINA, INC.(b)	98,233	424,534
300	INTUITIVE SURGICAL, INC.(b)	112,800	158,682
66,693	JOHNSON & JOHNSON	3,074,466	6,974,087
800	LABORATORY CORP. OF AMERICA HOLDINGS(b)	18,788	86,320
5,700	MCKESSON CORP.	202,596	1,183,206
16,900	MEDTRONIC, INC.	617,995	1,220,180
49,178	MERCK & CO., INC.	1,169,227	2,792,819
1,321	METTLER-TOLEDO INTERNATIONAL, INC.(b)	91,350	399,550
4,600	MYLAN, INC.(b)	85,192	259,302
21,945	NOVARTIS A.G. ADR(c)(d)	1,287,171	2,033,424
1,600	PATTERSON COS., INC.	29,864	76,960
3,400	PERKINELMER, INC.	53,706	148,682
187,411	PFIZER, INC.	2,362,232	5,837,853
2,400	QIAGEN N.V.(b)(c)	43,584	56,304
36,385	QUEST DIAGNOSTICS, INC.	2,015,966	2,439,978
1,200	REGENERON PHARMACEUTICALS, INC.(b)	187,859	492,300
4,000	RESMED, INC.	81,990	224,240
600	SALIX PHARMACEUTICALS LTD.(b)	24,294	68,964
900	SIRONA DENTAL SYSTEMS, INC.(b)	38,745	78,633
4,539	ST. JUDE MEDICAL, INC.	114,088	295,171
4,700	STRYKER CORP.	18,139	443,351
20,625	TELEFLEX, INC.	1,094,711	2,368,163
35,670	TEVA PHARMACEUTICAL INDUSTRIES LTD. ADR(c)(d)	1,376,046	2,051,382
6,700	THERMO FISHER SCIENTIFIC, INC.	138,727	839,443
96,426	TRIPLE-S MANAGEMENT CORP., CLASS B(b)(c)	1,794,751	2,305,546
16,802	UNITEDHEALTH GROUP, INC.	263,626	1,698,514

See accompanying notes to the financial statements.	35	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2014

Shares	Security	Cost	Fair value (a)	Percent of net assets
Health Care (Cont’d):
2,036	UNIVERSAL HEALTH SERVICES, INC., CLASS B	$38,822	226,525
20,130	VALEANT PHARMACEUTICALS INTERNATIONAL, INC.(b)	566,080	2,880,804
4,700	VARIAN MEDICAL SYSTEMS, INC.(b)	173,242	406,597
3,000	VERTEX PHARMACEUTICALS, INC.(b)	74,805	356,400
2,600	WATERS CORP.(b)	60,997	293,072
3,374	ZIMMER HOLDINGS, INC.	140,047	382,679
		26,394,198	69,956,953	12.93%
Industrials:
7,987	3M CO.	480,442	1,312,424
923	ACCO BRANDS CORP.(b)	3,137	8,316
49,340	ADT (THE) CORP.	1,539,537	1,787,588
1,410	AGCO CORP.	54,377	63,732
75,330	AIR LEASE CORP.	1,868,329	2,584,572
1,533	ALLEGION PLC(c)	40,913	85,020
5,175	AMETEK, INC.	73,220	272,360
1,700	B/E AEROSPACE, INC.(b)	34,478	98,634
29,760	BOEING (THE) CO.	1,404,260	3,868,205
2,200	CARLISLE COS., INC.	45,116	198,528
11,004	CATERPILLAR, INC.	295,368	1,007,196
2,500	CHICAGO BRIDGE & IRON CO. N.V.(c)	50,995	104,950
2,027	CON-WAY, INC.	44,529	99,688
800	COPA HOLDINGS S.A., CLASS A(c)	32,618	82,912
3,948	CRANE CO.	66,572	231,748
27,900	CSX CORP.	97,923	1,010,817
3,700	CUMMINS, INC.	50,756	533,429
11,163	DANAHER CORP.	255,642	956,781
7,300	DEERE & CO.	199,160	645,831
10,100	DELTA AIR LINES, INC.	100,965	496,819
1,460	DONALDSON CO., INC.	38,557	56,400
2,125	DOVER CORP.	61,065	152,405
1,987	DUN & BRADSTREET (THE) CORP.	49,383	240,347
8,384	EATON CORP. PLC	136,018	569,777
15,500	EMERSON ELECTRIC CO.	422,332	956,815
194,000	EXELIS, INC.	2,063,687	3,400,820
900	EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.	26,150	40,149
1,600	FASTENAL CO.	34,863	76,096
6,653	FEDEX CORP.	130,734	1,155,360
300	FLOWSERVE CORP.	14,470	17,949
1,950	FLUOR CORP.	26,013	118,228
4,300	FORTUNE BRANDS HOME & SECURITY, INC.	33,889	194,661
1,400	GATX CORP.	24,276	80,556
3,100	GENERAL DYNAMICS CORP.	204,878	426,622
133,200	GENERAL ELECTRIC CO.	2,090,503	3,365,964
1,200	HARSCO CORP.	17,510	22,668
6,600	HERTZ GLOBAL HOLDINGS, INC.(b)	37,676	164,604
9,288	HONEYWELL INTERNATIONAL, INC.	285,338	928,057
1,200	HUBBELL, INC., CLASS B	43,309	128,196
610	HUNTINGTON INGALLS INDUSTRIES, INC.	14,978	68,601
2,500	IDEX CORP.	58,238	194,600
700	IHS, INC., CLASS A(b)	30,839	79,716
5,624	ILLINOIS TOOL WORKS, INC.	205,252	532,593
4,600	INGERSOLL-RAND PLC	160,916	291,594
800	ITT CORP.	8,681	32,368
1,468	JACOBS ENGINEERING GROUP, INC.(b)	29,713	65,605
2,100	JB HUNT TRANSPORT SERVICES, INC.	40,530	176,925
167,030	JETBLUE AIRWAYS CORP.(b)	1,042,688	2,649,096
1,138	JOY GLOBAL, INC.	49,509	52,940
2,900	KANSAS CITY SOUTHERN	46,327	353,887
66,719	KBR, INC.	1,791,892	1,130,887
400	KIRBY CORP.(b)	24,760	32,296
850	KLX, INC.(b)	13,147	35,062
1,100	L-3 COMMUNICATIONS HOLDINGS, INC.	49,763	138,831
1,200	LANDSTAR SYSTEM, INC.	38,351	87,036
900	LENNOX INTERNATIONAL, INC.	26,811	85,563
1,400	LINCOLN ELECTRIC HOLDINGS, INC.	28,970	96,726
2,900	LOCKHEED MARTIN CORP.	102,203	558,453
4,800	MANITOWOC (THE) CO., INC.	47,568	106,080

See accompanying notes to the financial statements.	36	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2014

Shares	Security	Cost	Fair value (a)	Percent of net assets
Industrials (Cont’d):
2,475	MANPOWERGROUP, INC.	$81,958	168,721
13,200	MASCO CORP.	97,548	332,640
2,200	NAVISTAR INTERNATIONAL CORP.(b)	47,586	73,656
2,000	NIELSEN N.V.	61,200	89,460
700	NORDSON CORP.	29,470	54,572
4,760	NORFOLK SOUTHERN CORP.	99,373	521,744
3,660	NORTHROP GRUMMAN CORP.	139,878	539,447
2,180	NOW, INC.(b)	21,218	56,091
13,985	OSHKOSH CORP.	468,929	680,370
1,100	OWENS CORNING	22,578	39,391
8,389	PACCAR, INC.	91,278	570,536
2,200	PALL CORP.	55,214	222,662
2,850	PARKER-HANNIFIN CORP.	123,853	367,507
2,519	PENTAIR PLC(c)	73,408	167,312
2,000	PRECISION CASTPARTS CORP.	118,921	481,760
4,100	QUANTA SERVICES, INC.(b)	52,131	116,399
5,300	RAYTHEON CO.	148,950	573,301
3,100	REPUBLIC SERVICES, INC.	92,639	124,775
5,250	ROCKWELL AUTOMATION, INC.	73,987	583,800
5,214	ROCKWELL COLLINS, INC.	154,727	440,479
300	ROPER INDUSTRIES, INC.	19,526	46,905
2,800	RR DONNELLEY & SONS CO.	25,228	47,054
15,095	RYDER SYSTEM, INC.	825,392	1,401,571
700	SNAP-ON, INC.	17,991	95,718
2,700	SOLARCITY CORP.(b)	98,496	144,396
17,600	SOUTHWEST AIRLINES CO.	129,729	744,832
1,500	SPIRIT AEROSYSTEMS HOLDINGS, INC., CLASS A(b)	25,470	64,560
300	SPX CORP.	11,766	25,776
2,557	STANLEY BLACK & DECKER, INC.	72,048	245,677
2,000	STERICYCLE, INC.(b)	95,283	262,160
1,700	TEREX CORP.	31,637	47,396
1,100	TEXTRON, INC.	27,165	46,321
1,000	TOWERS WATSON & CO., CLASS A	56,220	113,170
22,240	TRIUMPH GROUP, INC.	1,567,233	1,494,973
10,500	TYCO INTERNATIONAL PLC	190,755	460,530
15,000	UNION PACIFIC CORP.	216,086	1,786,950
4,828	UNITED CONTINENTAL HOLDINGS, INC.(b)	104,937	322,945
10,640	UNITED PARCEL SERVICE, INC., CLASS B	635,863	1,182,849
59,925	UNITED STATIONERS, INC.	2,330,640	2,526,438
16,850	UNITED TECHNOLOGIES CORP.	637,288	1,937,750
33,640	UNIVERSAL FOREST PRODUCTS, INC.	1,326,043	1,789,648
2,000	USG CORP.(b)	12,350	55,980
62,000	VECTRUS, INC.(b)	1,153,716	1,698,800
500	VERISK ANALYTICS, INC., CLASS A(b)	25,120	32,025
180	VERITIV CORP.(b)	1,653	9,337
1,966	WABCO HOLDINGS, INC.(b)	30,197	205,997
1,400	WABTEC CORP.	25,603	121,646
1,650	WASTE CONNECTIONS, INC.	29,915	72,583
8,650	WASTE MANAGEMENT, INC.	135,675	443,918
1,700	WW GRAINGER, INC.	74,317	433,313
1,600	XYLEM, INC.	30,618	60,912
		28,308,930	58,440,836	10.80%
Information Technology:
5,600	ACCENTURE PLC, CLASS A(c)	230,959	500,136
7,800	ACTIVISION BLIZZARD, INC.	34,584	157,170
7,524	ADOBE SYSTEMS, INC.(b)	128,931	546,995
63,924	ADTRAN, INC.	1,475,958	1,393,543
3,300	AKAMAI TECHNOLOGIES, INC.(b)	45,920	207,768
1,600	ALLIANCE DATA SYSTEMS CORP.(b)	75,650	457,680
5,000	ALTERA CORP.	94,155	184,700
8,600	ANALOG DEVICES, INC.	120,368	477,472
1,300	ANSYS, INC.(b)	34,888	106,600
6,900	AOL, INC.(b)	91,149	318,573
102,300	APPLE, INC.	382,779	11,291,874
12,100	APPLIED MATERIALS, INC.	130,014	301,532
700	ARROW ELECTRONICS, INC.(b)	18,814	40,523
2,386	AUTODESK, INC.(b)	55,907	143,303
6,066	AUTOMATIC DATA PROCESSING, INC.	218,033	505,722

See accompanying notes to the financial statements.	37	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2014

Shares	Security	Cost	Fair value (a)	Percent of net assets
Information Technology (Cont’d):
800	AVAGO TECHNOLOGIES LTD.(c)	$26,256	80,472
2,300	AVX CORP.	24,817	32,200
262	BLACKHAWK NETWORK HOLDINGS, INC., CLASS B(b)	6,196	9,875
9,791	BROADCOM CORP., CLASS A	146,420	424,244
2,180	BROADRIDGE FINANCIAL SOLUTIONS, INC.	33,318	100,672
3,000	CA, INC.	66,523	91,350
4,200	CADENCE DESIGN SYSTEMS, INC.(b)	24,003	79,674
2,022	CDK GLOBAL, INC.	30,504	82,416
173,924	CISCO SYSTEMS, INC.	1,554,709	4,837,696
4,234	CITRIX SYSTEMS, INC.(b)	47,866	270,129
12,600	COGNIZANT TECHNOLOGY SOLUTIONS CORP., CLASS A(b)	95,625	663,516
1,500	COMPUTER SCIENCES CORP.	62,082	94,575
6,700	CORELOGIC, INC.(b)	76,313	211,653
23,200	CORNING, INC.	181,284	531,976
2,700	CYPRESS SEMICONDUCTOR CORP.(b)	4,449	38,556
2,000	DOLBY LABORATORIES, INC., CLASS A	43,420	86,240
44,220	EBAY, INC.(b)	1,884,324	2,481,626
187,000	EBIX, INC.	2,065,748	3,177,130
2,140	ECHOSTAR CORP., CLASS A(b)	36,471	112,350
8,900	ELECTRONIC ARTS, INC.(b)	125,795	418,434
34,310	EMC CORP.	233,560	1,020,379
921	EQUINIX, INC.	74,468	208,818
1,300	F5 NETWORKS, INC.(b)	30,063	169,605
85,105	FABRINET(b)(c)	1,488,524	1,509,763
26,400	FACEBOOK, INC., CLASS A(b)	806,504	2,059,728
7,802	FIDELITY NATIONAL INFORMATION SERVICES, INC.	135,427	485,284
7,900	FISERV, INC.(b)	108,063	560,663
2,100	FLIR SYSTEMS, INC.	49,313	67,851
1,300	FORTINET, INC.(b)	24,791	39,858
1,300	FREESCALE SEMICONDUCTOR LTD.(b)	14,326	32,799
1,000	GLOBAL PAYMENTS, INC.	33,115	80,730
6,021	GOOGLE, INC., CLASS A(b)	1,239,018	3,195,104
6,021	GOOGLE, INC., CLASS C(b)	1,236,617	3,169,454
2,800	HARRIS CORP.	37,337	201,096
31,300	HEWLETT-PACKARD CO.	555,703	1,256,069
500	IAC/INTERACTIVECORP	22,745	30,395
1,800	INFORMATICA CORP.(b)	54,045	68,643
5,200	INGRAM MICRO, INC., CLASS A(b)	68,614	143,728
90,500	INTEL CORP.	181,195	3,284,245
15,246	INTERNATIONAL BUSINESS MACHINES CORP.	1,200,820	2,446,068
5,000	INTUIT, INC.	103,285	460,950
1,900	ITRON, INC.(b)	65,968	80,351
900	JABIL CIRCUIT, INC.	14,140	19,647
2,567	JUNIPER NETWORKS, INC.	35,912	57,295
2,800	KEYSIGHT TECHNOLOGIES, INC.(b)	63,035	94,556
2,600	KLA-TENCOR CORP.	75,369	182,832
1,062	KNOWLES CORP.(b)	12,542	25,010
4,800	LAM RESEARCH CORP.	123,706	380,832
53,500	LEIDOS HOLDINGS, INC.	1,634,312	2,328,320
5,400	LINEAR TECHNOLOGY CORP.	119,475	246,240
1,100	LINKEDIN CORP., CLASS A(b)	136,813	252,681
14,800	MARVELL TECHNOLOGY GROUP LTD.(c)	94,528	214,600
17,000	MASTERCARD, INC., CLASS A	182,282	1,464,720
4,400	MAXIM INTEGRATED PRODUCTS, INC.	76,114	140,228
4,200	MICROCHIP TECHNOLOGY, INC.	49,116	189,462
11,900	MICRON TECHNOLOGY, INC.(b)	53,372	416,619
118,450	MICROSOFT CORP.	435,643	5,502,003
62,428	MOTOROLA SOLUTIONS, INC.	2,597,865	4,187,670
5,700	NETAPP, INC.	144,148	236,265
4,800	NEUSTAR, INC., CLASS A(b)	79,848	133,440
4,800	NUANCE COMMUNICATIONS, INC.(b)	63,624	68,496
8,900	NVIDIA CORP.	58,789	178,445
68,262	ORACLE CORP.	82,431	3,069,742
2,800	PALO ALTO NETWORKS, INC.(b)	116,508	343,196
3,666	PAYCHEX, INC.	10,315	169,259
189,780	PHOTRONICS, INC.(b)	1,592,558	1,577,072
20,700	QUALCOMM, INC.	502,530	1,538,631
4,200	RED HAT, INC.(b)	61,669	290,388

See accompanying notes to the financial statements.	38	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2014

Shares	Security	Cost	Fair value (a)	Percent of net assets
Information Technology (Cont’d):
8,100	SALESFORCE.COM, INC.(b)	$113,766	480,411
5,300	SANDISK CORP.	51,149	519,294
30,571	SCIENCE APPLICATIONS INTERNATIONAL CORP.	739,224	1,514,182
5,500	SEAGATE TECHNOLOGY PLC	51,728	365,750
3,700	SERVICENOW, INC.(b)	139,416	251,045
13,000	SUNEDISON, INC.(b)	285,740	253,630
15,519	SYMANTEC CORP.	88,098	398,140
800	SYNOPSYS, INC.(b)	13,284	34,776
36,958	TERADATA CORP.(b)	1,535,042	1,614,326
82,388	TERADYNE, INC.	1,475,933	1,630,459
17,400	TEXAS INSTRUMENTS, INC.	280,527	930,291
2,700	TOTAL SYSTEM SERVICES, INC.	60,453	91,692
5,000	TRIMBLE NAVIGATION LTD.(b)	38,163	132,700
900	VERISIGN, INC.(b)	40,779	51,300
7,000	VISA, INC., CLASS A	498,468	1,835,400
7,800	VISHAY INTERTECHNOLOGY, INC.	48,931	110,370
557	VISHAY PRECISION GROUP, INC.(b)	5,692	9,558
1,500	VMWARE, INC., CLASS A(b)	47,285	123,780
5,900	WESTERN DIGITAL CORP.	91,433	653,130
6,000	WESTERN UNION (THE) CO.	76,080	107,460
3,000	WORKDAY, INC., CLASS A(b)	180,280	244,830
5,307	XEROX CORP.	32,248	73,555
6,750	XILINX, INC.	47,180	292,208
20,640	YAHOO!, INC.(b)	228,331	1,042,526
60,000	ZYNGA, INC., CLASS A(b)	160,272	159,600
		32,183,879	87,258,018	16.13%
Materials:
2,775	AIR PRODUCTS & CHEMICALS, INC.	126,374	400,238
400	AIRGAS, INC.	16,882	46,072
1,300	ALBEMARLE CORP.	29,153	78,169
1,600	ALLEGHENY TECHNOLOGIES, INC.	39,592	55,632
800	APTARGROUP, INC.	27,324	53,472
1,600	ASHLAND, INC.	47,358	191,616
700	AVERY DENNISON CORP.	25,347	36,316
2,564	BALL CORP.	10,015	174,788
3,000	BEMIS CO., INC.	66,889	135,630
87,980	BOISE CASCADE CO.(b)	2,436,127	3,268,457
600	CELANESE CORP., SERIES A	24,630	35,976
1,100	CF INDUSTRIES HOLDINGS, INC.	97,135	299,794
500	COMPASS MINERALS INTERNATIONAL, INC.	27,452	43,415
42,780	CROWN HOLDINGS, INC.(b)	1,312,976	2,177,502
1,400	CYTEC INDUSTRIES, INC.	25,564	64,638
2,000	DOMTAR CORP.(c)	52,480	80,440
17,700	DOW CHEMICAL (THE) CO.	441,871	807,297
15,225	E.I. DU PONT DE NEMOURS & CO.	485,530	1,125,737
438	EAGLE MATERIALS, INC.	1,727	33,301
3,000	EASTMAN CHEMICAL CO.	58,011	227,580
3,991	ECOLAB, INC.	137,417	417,139
6,196	FREEPORT-MCMORAN, INC.	100,778	144,739
900	GREIF, INC., CLASS A	27,103	42,507
27,421	HAYNES INTERNATIONAL, INC.	1,405,606	1,329,919
3,683	INTERNATIONAL FLAVORS & FRAGRANCES, INC.	79,231	373,309
9,431	INTERNATIONAL PAPER CO.	115,495	505,313
22,726	LSB INDUSTRIES, INC.(b)	739,156	714,506
1,900	LYONDELLBASELL INDUSTRIES N.V., CLASS A	54,143	150,841
700	MARTIN MARIETTA MATERIALS, INC.	27,965	77,224
2,875	MEADWESTVACO CORP.	27,016	127,621
10,115	MONSANTO CO.	47,604	1,208,439
34,299	MOSAIC (THE) CO.	1,612,376	1,565,749
96,000	NEWMONT MINING CORP.	2,343,871	1,814,400
5,844	NUCOR CORP.	99,313	286,648
95,070	OWENS-ILLINOIS, INC.(b)	2,455,571	2,565,939
2,100	PACKAGING CORP. OF AMERICA	30,902	163,905
3,986	PPG INDUSTRIES, INC.	180,558	921,364
6,450	PRAXAIR, INC.	258,706	835,662
2,324	RAYONIER ADVANCED MATERIALS, INC.	26,574	51,825
2,200	RELIANCE STEEL & ALUMINUM CO.	61,215	134,794
800	ROCK-TENN CO., CLASS A	29,220	48,784
See accompanying notes to the financial statements.	39	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2014

Shares	Security	Cost	Fair value (a)	Percent of net assets
Materials (Cont’d):
2,300	ROYAL GOLD, INC.	$111,969	144,210
6,500	RPM INTERNATIONAL, INC.	72,503	329,615
53,255	RTI INTERNATIONAL METALS, INC.(b)	1,345,818	1,345,221
86,400	SEALED AIR CORP.	1,696,699	3,665,952
1,585	SHERWIN-WILLIAMS (THE) CO.	72,398	416,918
3,600	SONOCO PRODUCTS CO.	74,519	157,320
3,234	SOUTHERN COPPER CORP.	38,445	91,199
8,700	STEEL DYNAMICS, INC.	95,178	171,738
1,273	SUNCOKE ENERGY, INC.	8,474	24,620
1,600	UNITED STATES STEEL CORP.	30,208	42,784
3,200	VALSPAR (THE) CORP.	68,240	276,736
2,100	VULCAN MATERIALS CO.	63,441	138,033
		18,890,149	29,621,043	5.48%
Telecommunication Services:
139,032	AT&T, INC.	3,882,085	4,670,085
900	CENTURYLINK, INC.	31,014	35,622
16,300	FRONTIER COMMUNICATIONS CORP.	65,330	108,721
6,710	LEVEL 3 COMMUNICATIONS, INC.(b)	159,907	331,340
700	SBA COMMUNICATIONS CORP., CLASS A(b)	53,338	77,532
10,940	SPRINT CORP.(b)	26,340	45,401
5,435	TELEPHONE & DATA SYSTEMS, INC.	109,150	137,234
1,500	T-MOBILE US, INC.(b)	13,875	40,410
284,000	TURKCELL ILETISIM HIZMETLERI A/S ADR(b)(c)(d)	3,474,067	4,294,080
47,583	VERIZON COMMUNICATIONS, INC.	1,687,855	2,225,932
18,218	WINDSTREAM HOLDINGS, INC.	129,582	150,116
		9,632,543	12,116,473	2.24%
Utilities:
9,100	AES CORP.	97,825	125,307
4,500	AGL RESOURCES, INC.	135,198	245,295
1,000	ALLIANT ENERGY CORP.	24,835	66,420
4,000	AMEREN CORP.	114,624	184,520
9,200	AMERICAN ELECTRIC POWER CO., INC.	289,948	558,624
45,310	AMERICAN WATER WORKS CO., INC.	1,186,470	2,415,023
1,735	AQUA AMERICA, INC.	22,973	46,324
8,500	CALPINE CORP.(b)	56,653	188,105
5,800	CENTERPOINT ENERGY, INC.	66,308	135,894
10,200	CMS ENERGY CORP.	144,342	354,450
4,589	CONSOLIDATED EDISON, INC.	184,849	302,920
9,762	DOMINION RESOURCES, INC.	334,591	750,698
2,300	DTE ENERGY CO.	84,036	198,651
10,851	DUKE ENERGY CORP.	395,594	906,492
8,525	EDISON INTERNATIONAL	182,117	558,217
3,064	ENTERGY CORP.	60,101	268,039
8,124	EXELON CORP.	239,927	301,238
2,800	GREAT PLAINS ENERGY, INC.	43,498	79,548
10,500	ITC HOLDINGS CORP.	154,843	424,515
1,500	NATIONAL FUEL GAS CO.	38,322	104,295
5,100	NEXTERA ENERGY, INC.	234,503	542,079
6,900	NISOURCE, INC.	111,901	292,698
4,961	NORTHEAST UTILITIES	125,492	265,513
10,883	NRG ENERGY, INC.	189,415	293,297
33,360	NRG YIELD, INC., CLASS A	1,425,959	1,572,590
4,800	OGE ENERGY CORP.	43,344	170,304
500	ONE GAS, INC.	3,925	20,610
1,500	PEPCO HOLDINGS, INC.	28,485	40,395
5,900	PG&E CORP.	79,340	314,116
2,400	PINNACLE WEST CAPITAL CORP.	71,637	163,944
9,000	PPL CORP.	245,589	326,970
7,800	PUBLIC SERVICE ENTERPRISE GROUP, INC.	236,574	322,998
57,300	QUESTAR CORP.	959,089	1,448,544
4,800	SCANA CORP.	166,536	289,920
3,300	SEMPRA ENERGY	170,451	367,488
11,700	SOUTHERN (THE) CO.	275,353	574,587
7,600	TECO ENERGY, INC.	90,842	155,724
4,650	UGI CORP.	51,203	176,607
1,400	WESTAR ENERGY, INC.	25,767	57,736

See accompanying notes to the financial statements.	40	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2014

Shares	Security	Cost	Fair value (a)	Percent of net assets
Utilities (Cont’d):
4,820	WISCONSIN ENERGY CORP.	$46,469	254,207
4,825	XCEL ENERGY, INC.	43,342	173,314
		8,482,270	16,038,216	2.97%
	Sub-total Common Stocks:	249,051,805	520,274,803	96.17%
Master Limited Partnerships:
Energy:
58,615	CONE MIDSTREAM PARTNERS L.P.(b)	1,564,739	1,413,794
60,340	ENTERPRISE PRODUCTS PARTNERS L.P.	1,358,885	2,179,481
42,825	MAGELLAN MIDSTREAM PARTNERS L.P.	1,197,471	3,539,914
79,965	PLAINS GP HOLDINGS LP, CLASS A	1,994,391	2,053,501
30,795	VTTI ENERGY PARTNERS L.P.(c)	661,649	763,408
		6,777,135	9,950,098	1.84%
	Sub-total Master Limited Partnerships:	6,777,135	9,950,098	1.84%
Rights:
Consumer Discretionary:
471	LIBERTY BROADBAND CORP.(b)	-	4,475
	Sub-total Rights:	-	4,475	0.00%
Warrants:
Consumer Discretionary:
15,575	SEARS HOLDINGS CORP. EXP. 12/15/2019, STRIKE $28.41(b)	76,331	321,624
	Sub-total Warrants:	76,331	321,624	0.06%
Short-Term Investments:
10,357,430	NORTHERN INSTITUTIONAL FUNDS - U.S. GOVERNMENT SELECT PORTFOLIO, 0.01%(e)	10,357,430	10,357,430
	Sub-total Short-Term Investments:	10,357,430	10,357,430	1.91%
	Grand total(f)	$266,262,701	540,908,430	99.98%

Notes to Schedule of Investments:

(a)	Investments are valued in accordance with procedures described in note 2 to the financial statements.
(b)	Non-income producing assets.
(c)
Foreign security values are stated in U.S. dollars. As of December 31, 2014, the value of foreign stocks or depositary receipts of companies based outside of the United States represented 5.58% of net assets.

(d)	Securities are American Depositary Receipts of companies based outside of the United States representing 2.84% of net assets as of December 31, 2014.
(e)
The short-term investment is a money market portfolio of the investment company, Northern Institutional Funds. At December 31, 2013, the value of the Clearwater Core Equity Fund’s investment in the U.S. Government Select Portfolio of the Northern Institutional Funds was approximately $15,630,648 with net sales of approximately $5,273,218 during the fiscal year ended December 31, 2014.

(f)
At December 31, 2014, the cost for Federal income tax purposes was $266,014,849. The aggregate gross unrealized appreciation and depreciation of investments in securities based on this cost was as follows:

Gross unrealized appreciation	$280,907,508
Gross unrealized depreciation	(6,013,927)
Net unrealized appreciation	$274,893,581

See accompanying notes to the financial statements.	41	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments – Clearwater Core Equity Fund
December 31, 2014

See accompanying notes to the financial statements	42	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Small Companies Fund
December 31, 2014

Shares	Security	Cost	Fair value (a)	Percent of net assets
Common Stocks:
Consumer Discretionary:
16,373	1-800-FLOWERS.COM, INC., CLASS A(b)	$127,450	134,914
4,438	ARCTIC CAT, INC.	143,447	157,549
142,563	BLACK DIAMOND, INC.(b)	1,209,025	1,247,426
32,900	BLOOMIN’ BRANDS, INC.(b)	757,789	814,604
38,381	BRAVO BRIO RESTAURANT GROUP, INC.(b)	541,841	533,880
22,988	CARRIAGE SERVICES, INC.	417,803	481,599
35,700	CST BRANDS, INC.	1,075,899	1,556,877
162,000	DENNY’S CORP.(b)	628,669	1,670,220
46,077	DGSE COS., INC.(b)	106,456	57,596
21,814	DIVERSIFIED RESTAURANT HOLDINGS, INC.(b)	108,586	112,560
42,600	EW SCRIPPS (THE) CO., CLASS A(b)	841,353	952,110
170,015	EXPRESS, INC.(b)	2,915,571	2,497,520
68,600	FEDERAL-MOGUL HOLDINGS CORP.(b)	1,232,520	1,103,774
34,386	FTD COS., INC.(b)	1,130,207	1,197,320
2,987	GOOD TIMES RESTAURANTS, INC.(b)	17,633	20,789
81,656	IROBOT CORP.(b)	2,715,537	2,835,096
52,687	JAMBA, INC.(b)	739,767	795,047
22,256	JASON INDUSTRIES, INC.(b)	229,682	219,222
168,264	LIFELOCK, INC.(b)	2,148,463	3,114,567
47,278	LITHIA MOTORS, INC., CLASS A	3,039,932	4,098,530
20,000	MARRIOTT VACATIONS WORLDWIDE CORP.	457,786	1,490,800
4,249	NATHAN’S FAMOUS, INC.(b)	209,747	339,920
159,461	OFFICE DEPOT, INC.(b)	786,908	1,367,378
25,264	OUTERWALL, INC.(b)	1,794,220	1,900,358
31,500	PENSKE AUTOMOTIVE GROUP, INC.	609,816	1,545,705
104,180	PIER 1 IMPORTS, INC.	1,658,240	1,604,372
80,755	PINNACLE ENTERTAINMENT, INC.(b)	1,778,778	1,796,799
39,424	ROCKY BRANDS, INC.	420,464	522,762
43,000	SALLY BEAUTY HOLDINGS, INC.(b)	366,257	1,321,820
16,923	SHILOH INDUSTRIES, INC.(b)	293,941	266,199
10,010	SHOE CARNIVAL, INC.	232,242	257,157
59,803	SHUTTERFLY, INC.(b)	2,827,805	2,493,486
41,700	STARZ, CLASS A(b)	778,590	1,238,490
27,774	SUPERIOR INDUSTRIES INTERNATIONAL, INC.	545,306	549,647
33,000	TIME, INC.	789,414	812,130
13,474	TOWER INTERNATIONAL, INC.(b)	293,542	344,261
23,922	TRAVELCENTERS OF AMERICA LLC(b)	218,132	301,896
75,100	TRI POINTE HOMES, INC.(b)	1,269,144	1,145,275
11,933	UNIFI, INC.(b)	325,299	354,768
38,214	US AUTO PARTS NETWORK, INC.(b)	105,586	89,421
15,500	VAIL RESORTS, INC.	580,317	1,412,515
18,758	WINNEBAGO INDUSTRIES, INC.	471,610	408,174
		36,940,774	45,164,533	13.52%
Consumer Staples:
32,701	CASEY’S GENERAL STORES, INC.	2,279,786	2,953,554
26,857	DIAMOND FOODS, INC.(b)	722,620	758,173
56,350	FLOWERS FOODS, INC.	466,377	1,081,356
58,144	FRESH MARKET (THE), INC.(b)	2,141,988	2,395,533
35,073	INTER PARFUMS, INC.	699,283	962,754
49,457	MEDIFAST, INC.(b)	1,544,449	1,659,282
30,718	PANTRY (THE), INC.(b)	404,403	1,138,409
26,214	PRIMO WATER CORP.(b)	81,667	112,982
42,303	S&W SEED CO.(b)	188,827	169,212
7,087	SENECA FOODS CORP., CLASS A(b)	154,404	191,562
25,169	SPARTANNASH CO.	568,431	657,918
45,739	SPECTRUM BRANDS HOLDINGS, INC.	1,522,965	4,376,308
		10,775,200	16,457,043	4.93%
Energy:
18,578	ALON USA ENERGY, INC.	229,060	235,383
60,938	CALLON PETROLEUM CO.(b)	357,877	332,112
43,311	CARRIZO OIL & GAS, INC.(b)	1,122,172	1,801,738
38,579	FORBES ENERGY SERVICES LTD.(b)	115,919	46,681
60,200	HELIX ENERGY SOLUTIONS GROUP, INC.(b)	1,294,927	1,306,340
41,683	ROSETTA RESOURCES, INC.(b)	1,757,252	929,948
28,202	STEEL EXCEL, INC.(b)	816,240	717,741

See accompanying notes to the financial statements.	43	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Small Companies Fund
December 31, 2014

Shares	Security	Cost	Fair value (a)	Percent of net assets
Energy (Cont’d):
98,377	SYNERGY RESOURCES CORP.(b)	$1,090,784	1,233,647
		6,784,231	6,603,590	1.98%
Financials:
56,100	AMERICAN EQUITY INVESTMENT LIFE HOLDING CO.	1,154,324	1,637,559
36,814	AMERICAN NATIONAL BANKSHARES, INC.	800,768	913,355
52,239	AMREIT, INC.	1,032,011	1,386,423
47,783	AMTRUST FINANCIAL SERVICES, INC.	1,318,170	2,687,794
18,211	ASHFORD HOSPITALITY PRIME, INC.	287,363	312,501
29,788	ASHFORD HOSPITALITY TRUST, INC.	307,100	312,178
16,537	ATLAS FINANCIAL HOLDINGS, INC.(b)	206,712	269,884
38,900	BANCORPSOUTH, INC.	753,702	875,639
4,251	BBX CAPITAL CORP., CLASS A(b)	73,417	69,929
25,220	BERKSHIRE HILLS BANCORP, INC.	581,467	672,365
20,198	BNC BANCORP	340,540	347,608
88,429	BROOKLINE BANCORP, INC.	762,579	886,943
15,893	BSB BANCORP, INC.(b)	247,593	296,086
10,639	CAMPUS CREST COMMUNITIES, INC.	82,909	77,771
33,338	CAPE BANCORP, INC.	311,944	313,710
3,146	CAPITAL SOUTHWEST CORP.	115,478	119,265
62,600	CAPITOL FEDERAL FINANCIAL, INC.	784,610	800,028
21,300	CBOE HOLDINGS, INC.	501,811	1,350,846
11,706	CHARTER FINANCIAL CORP.	117,280	134,034
71,630	CHESAPEAKE LODGING TRUST	1,200,457	2,665,352
33,294	CHEVIOT FINANCIAL CORP.	369,046	473,108
8,363	CHICOPEE BANCORP, INC.	134,125	140,080
10,819	CITIZENS & NORTHERN CORP.	213,286	223,629
7,264	CNB FINANCIAL CORP.	120,321	134,384
8,821	COMMUNITY TRUST BANCORP, INC.	288,471	322,937
16,505	CONNECTONE BANCORP, INC.	295,909	313,595
23,868	CORRECTIONS CORP. OF AMERICA	726,241	867,363
124,925	COUSINS PROPERTIES, INC.	1,264,353	1,426,643
19,911	DONEGAL GROUP, INC., CLASS A	316,178	318,178
19,305	EMC INSURANCE GROUP, INC.	461,114	684,555
5,599	EVANS BANCORP, INC.	115,674	138,015
28,869	FARMERS NATIONAL BANC CORP.	184,999	241,056
23,621	FINANCIAL INSTITUTIONS, INC.	410,802	594,068
49,000	FIRST AMERICAN FINANCIAL CORP.	686,144	1,661,100
17,014	FIRST COMMUNITY BANCSHARES, INC.	258,149	280,221
18,548	FIRST FINANCIAL CORP.	559,232	660,680
107,674	FIRSTMERIT CORP.	1,605,447	2,033,962
20,535	FLUSHING FINANCIAL CORP.	326,021	416,245
46,300	FORESTAR GROUP, INC.(b)	769,985	713,020
15,573	FRANKLIN FINANCIAL CORP.(b)	217,750	329,836
22,700	GAMING AND LEISURE PROPERTIES, INC.	828,957	666,018
9,356	GERMAN AMERICAN BANCORP, INC.	258,265	285,545
50,449	GETTY REALTY CORP.	905,458	918,676
63,822	GLIMCHER REALTY TRUST	601,565	876,914
44,403	GRAMERCY PROPERTY TRUST, INC.	272,057	306,381
13,058	HAMPDEN BANCORP, INC.	210,199	279,441
93,075	HANMI FINANCIAL CORP.	2,015,035	2,029,966
24,100	HANOVER INSURANCE GROUP (THE), INC.	1,337,061	1,718,812
56,225	HERITAGE FINANCIAL CORP.	764,333	986,749
15,912	HERITAGE FINANCIAL GROUP, INC.	221,781	412,121
14,178	HORACE MANN EDUCATORS CORP.	178,549	470,426
18,100	IBERIABANK CORP.	853,747	1,173,785
150,733	INVESTORS BANCORP, INC.	822,731	1,691,978
7,838	KANSAS CITY LIFE INSURANCE CO.	307,791	376,459
105,628	KITE REALTY GROUP TRUST	2,662,372	3,035,749
48,700	LEGACYTEXAS FINANCIAL GROUP, INC.	618,187	1,161,495
5,054	MANNING & NAPIER, INC.	73,417	69,846
24,629	MARCUS & MILLICHAP, INC.(b)	767,101	818,914
47,832	MEADOWBROOK INSURANCE GROUP, INC.	306,764	404,659
103,330	MEDICAL PROPERTIES TRUST, INC.	958,999	1,423,887
98,363	NATIONAL BANK HOLDINGS CORP., CLASS A	1,875,172	1,909,226
109,181	NEW MOUNTAIN FINANCE CORP.	1,649,725	1,631,164
115,359	ORITANI FINANCIAL CORP.	1,580,024	1,776,529
24,520	PACIFIC CONTINENTAL CORP.	236,385	347,694
24,649	PACIFIC MERCANTILE BANCORP(b)	146,951	173,529

See accompanying notes to the financial statements.	44	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Small Companies Fund
December 31, 2014

Shares	Security	Cost	Fair value (a)	Percent of net assets
Financials (Cont’d):
65,413	PACWEST BANCORP	$1,894,985	2,973,675
20,445	PARK STERLING CORP.	128,157	150,271
8,961	PEOPLES BANCORP, INC.	184,760	232,359
11,381	PHOENIX (THE) COS., INC.(b)	600,793	783,809
24,679	PLATINUM UNDERWRITERS HOLDINGS LTD.(c)	726,674	1,811,932
148,117	PREFERRED APARTMENT COMMUNITIES, INC., CLASS A	1,110,166	1,347,865
72,700	PROVIDENT FINANCIAL SERVICES, INC.	1,313,447	1,312,962
4,637	RENASANT CORP.	74,444	134,148
29,690	RYMAN HOSPITALITY PROPERTIES, INC.	701,230	1,565,851
35,200	SABRA HEALTH CARE REIT, INC.	560,494	1,069,024
22,224	SANDY SPRING BANCORP, INC.	450,236	579,602
29,297	SI FINANCIAL GROUP, INC.	292,666	326,369
6,178	SIMPLICITY BANCORP, INC.	61,780	105,953
91,700	SLM CORP.	808,164	934,423
88,240	SPIRIT REALTY CAPITAL, INC.	669,749	1,049,174
23,641	STATE BANK FINANCIAL CORP.	379,459	472,347
49,303	STERLING BANCORP	530,252	708,977
4,885	STOCK YARDS BANCORP, INC.	134,954	162,866
21,365	STONEGATE BANK	585,464	632,831
88,584	SYNOVUS FINANCIAL CORP.	1,657,200	2,399,741
23,400	UMB FINANCIAL CORP.	1,237,898	1,331,226
144,141	UMPQUA HOLDINGS CORP.	1,866,838	2,451,838
34,400	UNION BANKSHARES CORP.	802,320	828,352
63,058	UNITED FINANCIAL BANCORP, INC.	658,521	905,513
11,659	UNITED FIRE GROUP, INC.	308,798	346,622
19,896	UNIVEST CORP. OF PENNSYLVANIA	334,146	402,695
9,113	URSTADT BIDDLE PROPERTIES, INC., CLASS A	149,210	199,392
83,820	WALKER & DUNLOP, INC.(b)	1,139,220	1,470,203
27,800	WINTRUST FINANCIAL CORP.	1,006,799	1,299,928
		61,124,932	81,037,856	24.27%
Health Care:
62,381	ACCURAY, INC.(b)	481,678	470,977
49,345	AIR METHODS CORP.(b)	2,086,510	2,172,660
109,120	ALERE, INC.(b)	3,641,719	4,146,560
12,405	AMN HEALTHCARE SERVICES, INC.(b)	158,995	243,138
24,936	ANALOGIC CORP.	1,846,323	2,109,835
12,374	ANGIODYNAMICS, INC.(b)	170,498	235,230
1,485	ANIKA THERAPEUTICS, INC.(b)	52,276	60,499
18,215	ATRICURE, INC.(b)	287,184	363,571
16,294	BIO-REFERENCE LABORATORIES, INC.(b)	454,304	523,526
5,854	CAMBREX CORP.(b)	136,502	126,564
16,928	CRYOLIFE, INC.	161,766	191,794
21,229	CYNOSURE, INC., CLASS A(b)	524,482	582,099
32,819	CYTRX CORP.(b)	133,199	89,924
79,002	EMERGENT BIOSOLUTIONS, INC.(b)	1,775,489	2,151,224
7,439	ENZO BIOCHEM, INC.(b)	35,811	33,029
114,391	EXAMWORKS GROUP, INC.(b)	3,587,617	4,757,522
125,705	FLAMEL TECHNOLOGIES S.A. ADR(b)(c)(d)	1,756,389	2,153,327
77,073	GLOBUS MEDICAL, INC., CLASS A(b)	1,233,427	1,832,025
55,795	HEALTHSOUTH CORP.	1,079,844	2,145,876
778	HEALTHSTREAM, INC.(b)	18,898	22,935
121,905	HEALTHWAYS, INC.(b)	1,597,057	2,423,471
44,689	ICON PLC(b)(c)	2,033,826	2,278,692
11,060	ICU MEDICAL, INC.(b)	692,604	905,814
26,756	LEMAITRE VASCULAR, INC.	195,585	204,683
13,603	LHC GROUP, INC.(b)	298,407	424,142
47,428	MEDASSETS, INC.(b)	929,124	937,177
64,412	MERGE HEALTHCARE, INC.(b)	167,988	229,307
17,866	NATUS MEDICAL, INC.(b)	273,860	643,891
18,866	OHR PHARMACEUTICAL, INC.(b)	149,688	157,342
25,500	PAREXEL INTERNATIONAL CORP.(b)	1,378,777	1,416,780
34,639	PHARMERICA CORP.(b)	665,176	717,374
44,873	PSYCHEMEDICS CORP.	551,048	676,236
15,048	SANGAMO BIOSCIENCES, INC.(b)	203,494	228,880
10,670	SCICLONE PHARMACEUTICALS, INC.(b)	51,727	93,469
10,368	SYMMETRY SURGICAL, INC.(b)	67,322	80,767
14,432	U.S. PHYSICAL THERAPY, INC.	508,157	605,567
36,462	VOLCANO CORP.(b)	610,135	651,941

See accompanying notes to the financial statements.	45	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Small Companies Fund
December 31, 2014

Shares	Security	Cost	Fair value (a)	Percent of net assets
Health Care (Cont’d):
36,797	WEST PHARMACEUTICAL SERVICES, INC.	$685,403	1,959,072
28,500	WRIGHT MEDICAL GROUP, INC.(b)	821,617	765,795
		31,503,906	39,812,715	11.92%
Industrials:
75,064	A.O. SMITH CORP.	1,719,008	4,234,360
31,693	ACETO CORP.	617,249	687,738
76,035	ACTUANT CORP., CLASS A	2,043,876	2,071,193
35,200	AIR LEASE CORP.	776,980	1,207,712
11,250	ALLEGIANT TRAVEL CO.	1,146,936	1,691,212
92,416	API TECHNOLOGIES CORP.(b)	246,558	196,846
38,141	ASTRONICS CORP.(b)	1,748,426	2,109,579
36,492	CASELLA WASTE SYSTEMS, INC., CLASS A(b)	173,936	147,428
22,355	CDI CORP.	357,745	395,907
10,919	CELADON GROUP, INC.	217,378	247,752
40,225	CLARCOR, INC.	2,355,849	2,680,594
19,540	COMFORT SYSTEMS USA, INC.	257,153	334,525
10,471	COMMERCIAL VEHICLE GROUP, INC.(b)	79,218	69,737
68,902	ECHO GLOBAL LOGISTICS, INC.(b)	1,382,919	2,011,938
25,738	ENNIS, INC.	360,412	346,691
20,000	ENPRO INDUSTRIES, INC.(b)	569,233	1,255,200
29,397	ESCO TECHNOLOGIES, INC.	1,008,385	1,084,749
47,000	EXELIS, INC.	806,079	823,910
29,700	FORTUNE BRANDS HOME & SECURITY, INC.	588,009	1,344,519
57,866	GENCORP, INC.(b)	919,310	1,058,948
82,771	GENERAC HOLDINGS, INC.(b)	3,053,088	3,870,372
13,000	GENESEE & WYOMING, INC., CLASS A(b)	321,298	1,168,960
10,212	GIBRALTAR INDUSTRIES, INC.(b)	167,670	166,047
27,306	GRAHAM CORP.	694,756	785,594
40,300	HARSCO CORP.	1,056,914	761,267
41,700	HILLENBRAND, INC.	1,231,301	1,438,650
13,624	HOUSTON WIRE & CABLE CO.	183,562	162,807
32,400	ITT CORP.	644,275	1,310,904
45,000	JOHN BEAN TECHNOLOGIES CORP.	604,564	1,478,700
19,000	LB FOSTER CO., CLASS A	424,937	922,830
34,029	LSI INDUSTRIES, INC.	270,924	231,057
15,948	MIDDLEBY (THE) CORP.(b)	236,583	1,580,447
10,065	NN, INC.	238,210	206,936
83,372	ON ASSIGNMENT, INC.(b)	2,475,153	2,767,117
284	ORBITAL SCIENCES CORP.(b)	6,962	7,637
11,879	QUANEX BUILDING PRODUCTS CORP.	215,834	223,088
11,591	REGAL-BELOIT CORP.	575,852	871,643
98,002	REXNORD CORP.(b)	2,364,080	2,764,636
52,800	RITCHIE BROS. AUCTIONEERS, INC.(c)	1,177,399	1,419,792
4,430	SPARTON CORP.(b)	109,934	125,546
6,353	SUPREME INDUSTRIES, INC., CLASS A	36,284	44,852
13,117	TELEDYNE TECHNOLOGIES, INC.(b)	411,875	1,347,641
52,380	TRIMAS CORP.(b)	1,613,572	1,638,970
27,963	TRIUMPH GROUP, INC.	1,779,494	1,879,673
48,022	VERSAR, INC.(b)	167,260	151,750
16,190	VIAD CORP.	338,030	431,625
35,769	WOODWARD, INC.	1,257,246	1,760,908
		39,031,716	53,519,987	16.03%
Information Technology:
39,800	ADVENT SOFTWARE, INC.	1,170,977	1,219,472
13,778	ASURE SOFTWARE, INC.(b)	81,915	75,779
16,700	BROADRIDGE FINANCIAL SOLUTIONS, INC.	270,669	771,206
3,627	CALAMP CORP.(b)	63,243	66,374
131,126	CALLIDUS SOFTWARE, INC.(b)	1,385,979	2,141,288
51,232	COGNEX CORP.(b)	1,029,288	2,117,419
5,393	COMTECH TELECOMMUNICATIONS CORP.	187,064	169,987
21,972	DEALERTRACK TECHNOLOGIES, INC.(b)	936,314	973,579
23,200	DIEBOLD, INC.	786,024	803,648
39,003	DIGITAL RIVER, INC.(b)	877,345	964,544
21,334	DSP GROUP, INC.(b)	212,618	231,901
87,261	ELECTRONICS FOR IMAGING, INC.(b)	3,644,052	3,737,389
34,244	EPIQ SYSTEMS, INC.	568,241	584,888

See accompanying notes to the financial statements.	46	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Small Companies Fund
December 31, 2014

Shares	Security	Cost	Fair value (a)	Percent of net assets
Information Technology (Cont’d):
55,403	EURONET WORLDWIDE, INC.(b)	$2,312,123	3,041,625
15,412	EVOLVING SYSTEMS, INC.	124,907	144,410
30,980	EXAR CORP.(b)	203,637	315,996
80,600	FAIRCHILD SEMICONDUCTOR INTERNATIONAL, INC.(b)	1,020,949	1,360,528
15,375	FEI CO.	1,240,069	1,389,131
68,934	FRANKLIN WIRELESS CORP.(b)	125,914	99,954
36,809	FREQUENCY ELECTRONICS, INC.(b)	361,015	420,727
58,452	GLOBALSCAPE, INC.	141,114	129,763
26,184	HACKETT GROUP (THE), INC.	96,826	230,157
36,035	HARMONIC, INC.(b)	201,700	252,605
69,774	IGATE CORP.(b)	2,324,971	2,754,678
44,162	INFORMATICA CORP.(b)	1,343,194	1,684,118
12,752	INTEGRATED SILICON SOLUTION, INC.	147,055	211,301
38,335	INTERNAP CORP.(b)	280,001	305,147
31,878	INTEST CORP.(b)	120,089	135,800
106,980	INVENSENSE, INC.(b)	1,748,538	1,739,495
63,285	IPG PHOTONICS CORP.(b)	3,755,394	4,741,312
30,550	ITERIS, INC.(b)	59,851	52,852
39,000	KNOWLES CORP.(b)	1,186,746	918,450
11,981	KVH INDUSTRIES, INC.(b)	112,398	151,560
44,627	LIONBRIDGE TECHNOLOGIES, INC.(b)	197,813	256,605
43,651	MARCHEX, INC., CLASS B	211,446	200,358
20,378	MATTSON TECHNOLOGY, INC.(b)	49,446	69,285
25,944	MAXLINEAR, INC., CLASS A(b)	191,073	192,245
44,920	MERCURY SYSTEMS, INC.(b)	520,965	625,286
8,052	METHODE ELECTRONICS, INC.	212,278	293,978
73,800	MITEL NETWORKS CORP.(b)(c)	747,984	788,922
74,066	MODUSLINK GLOBAL SOLUTIONS, INC.(b)	256,811	277,747
100,829	ORBOTECH LTD.(b)(c)	1,461,856	1,492,269
43,214	PC-TEL, INC.	332,086	374,233
26,867	PLANET PAYMENT, INC.(b)	62,891	55,883
53,612	PLEXUS CORP.(b)	1,625,330	2,209,351
29,613	QUANTUM CORP.(b)	34,742	52,119
74,598	RMG NETWORKS HOLDING CORP.(b)	109,416	93,247
40,677	ROGERS CORP.(b)	2,569,143	3,312,735
8,737	SABA SOFTWARE, INC.(b)	79,847	71,294
13,060	SCIQUEST, INC.(b)	199,956	188,717
18,059	SELECTICA, INC.(b)	82,422	93,546
32,416	SERVICESOURCE INTERNATIONAL, INC.(b)	155,397	151,707
51,416	SHORETEL, INC.(b)	366,139	377,908
186,135	SUPPORT.COM, INC.(b)	693,672	392,745
30,998	SYKES ENTERPRISES, INC.(b)	526,780	727,523
63,255	SYNCHRONOSS TECHNOLOGIES, INC.(b)	2,292,947	2,647,854
49,551	SYNNEX CORP.	2,399,385	3,872,906
30,075	ULTRA CLEAN HOLDINGS, INC.(b)	222,423	279,096
20,400	VERINT SYSTEMS, INC.(b)	720,670	1,188,912
12,000	WEX, INC.(b)	318,887	1,187,040
131,386	ZIX CORP.(b)	372,554	472,990
		45,134,579	55,883,584	16.74%
Materials:
57,315	BERRY PLASTICS GROUP, INC.(b)	1,323,507	1,808,288
49,600	CHEMTURA CORP.(b)	863,595	1,226,608
22,937	CORE MOLDING TECHNOLOGIES, INC.(b)	203,503	316,531
10,700	DELTIC TIMBER CORP.	504,016	731,880
106,118	FERRO CORP.(b)	671,631	1,375,289
32,139	HANDY & HARMAN LTD.(b)	411,576	1,479,358
5,591	INNOSPEC, INC.	186,934	238,736
11,600	KAISER ALUMINUM CORP.	883,670	828,588
46,800	KAPSTONE PAPER AND PACKAGING CORP.	1,313,978	1,371,708
11,672	NEENAH PAPER, INC.	333,498	703,471
22,756	OMNOVA SOLUTIONS, INC.(b)	197,081	185,234
51,146	POLYONE CORP.	1,788,098	1,938,945
18,500	SENSIENT TECHNOLOGIES CORP.	1,007,928	1,116,290
3,929	SYNALLOY CORP.	53,596	69,190
13,650	TRECORA RESOURCES(b)	172,947	200,655

See accompanying notes to the financial statements.	47	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Small Companies Fund
December 31, 2014

Shares	Security	Cost	Fair value (a)	Percent of net assets
Materials (Cont’d):
76,358	TRONOX LTD., CLASS A	$1,825,949	1,823,429
53,673	US ANTIMONY CORP.(b)	73,643	37,571
		11,815,150	15,451,771	4.63%
Utilities:
33,990	ALLETE, INC.	1,203,836	1,874,209
23,566	DELTA NATURAL GAS CO., INC.	484,167	500,777
18,962	LACLEDE GROUP (THE), INC.	912,486	1,008,778
22,192	MIDDLESEX WATER CO.	421,640	511,748
24,600	ONE GAS, INC.	880,972	1,014,012
32,400	PNM RESOURCES, INC.	677,634	960,012
14,955	PURE CYCLE CORP.(b)	86,528	59,820
36,100	QUESTAR CORP.	611,290	912,608
26,435	SJW CORP.	712,865	849,092
48,866	UIL HOLDINGS CORP.	1,638,863	2,127,626
4,872	UNITIL CORP.	103,553	178,656
19,900	VECTREN CORP.	733,717	919,977
18,543	YORK WATER (THE) CO.	367,947	430,383
		8,835,498	11,347,698	3.40%
	Sub-total Common Stocks:	251,945,986	325,278,777	97.42%
Short-Term Investments:
11,049,724	NORTHERN INSTITUTIONAL FUNDS -
	U.S. GOVERNMENT SELECT PORTFOLIO, 0.01%(e)	11,049,724	11,049,724
	Sub-total Short-Term Investments:	11,049,724	11,049,724	3.31%
	Grand total(f)	$262,995,710	336,328,501	100.73%

Notes to Schedule of Investments:

(a)	Investments are valued in accordance with procedures described in note 2 to the financial statements.
(b)	Non-income producing assets.
(c)
Foreign security values are stated in U.S. dollars. As of December 31, 2014, the value of foreign stocks or depositary receipts of companies based outside of the United States represented 2.98% of net assets.

(d)	Securities are American Depositary Receipts of companies based outside of the United States representing 0.64% of net assets as of December 31, 2014.
(e)
The short-term investment is a money market portfolio of the investment company, Northern Institutional Funds. At December 31, 2013, the value of the Clearwater Small Companies Fund’s investment in the U.S. Government Select Portfolio of the Northern Institutional Funds was approximately $7,122,336 with net purchases of approximately $3,927,388 during the fiscal year ended December 31, 2014.

(f)
At December 31, 2014, the cost for Federal income tax purposes was $263,193,761. The aggregate gross unrealized appreciation and depreciation of investments in securities based on this cost was as follows:

Gross unrealized appreciation	$77,487,843
Gross unrealized depreciation	(4,353,103)
Net unrealized appreciation	$73,134,740

See accompanying notes to the financial statements.	48	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments – Clearwater Small Companies Fund
December 31, 2014

See accompanying notes to the financial statements.	49	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2014

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Closed-End Funds:
225,100	BLACKROCK LNG-TM MUN ADV			$2,332,461	2,543,630
22,000	BLACKROCK MUN INCOMSCI BR			300,539	311,960
148,800	BLACKROCK MUNIHOLDINGS INVESTMENT QUALITY FUND			1,705,296	2,124,864
57,300	BLACKROCK MUNIHOLDINGS QUALITY FUND II INC			729,193	772,404
15,000	BLACKROCK MUNIHOLDINGS QUALITY FUND INC			199,057	199,800
8,302	BLACKROCK MUNIYIELD FUND INC			122,288	122,372
67,229	BLACKROCK MUNIYIELD INVES			854,076	1,040,705
55,111	BLACKROCK MUNIYIELD INVESTMENT QUALITY FUND			701,111	758,327
86,800	BLACKROCK MUNIYIELD MICHIGAN QUALITY FUND II INC			1,045,017	1,116,248
76,179	BLACKROCK MUNIYIELD MICHIGAN QUALITY FUND INC			1,014,103	1,056,603
54,700	BLACKROCK MUNIYIELD PENNS			774,527	784,398
101,896	BLACKROCK MUNIYIELD QUAL			1,307,244	1,344,008
118,472	BLACKROCK MUNIYIELD QUALITY FUND III INC			1,572,465	1,666,901
24,027	BLACKROCK MUNIYIELD QUALITY FUND INC			331,620	368,574
193,098	DEUTSCHE MUNICIPAL INCOME			2,097,006	2,581,720
33,000	DREYFUS STRAT MUN COM USD			301,450	270,270
28,668	DREYFUS STRATEGIC MUNI BD			239,110	228,197
43,662	EATON VANCE CALI MUN BOND			486,047	549,705
178,050	INVESCO ADV MUN INC TR II			1,985,371	2,065,380
108,205	INVESCO MUNICIPAL OPP TR			1,345,902	1,391,516
66,122	INVESCO QUALITY MUNI INC			750,670	825,864
50,248	MANAGED DURATION INVESTME			635,196	678,850
39,100	MFC NUVEEN INSD MUN			588,519	573,597
15,963	NUVEEN MI QUALITY INCOME			214,604	218,214
52,779	NUVEEN PENN INV QUAL MUNI			723,142	724,656
30,200	NUVEEN PREMIER MUNI INC F			409,657	421,894
238,709	NUVEEN PREMIUM INC MUNI F			3,273,534	3,380,120
22,077	WESTERN ASSET MUNICIPAL P			276,995	327,402
	Sub-total Closed-End Funds			26,316,200	28,448,179	5.60%
Municipal Bonds:
2,350,000	ACALANES CA UNION HIGH SCH DIST(b)	8/1/2039	2.02	1,179,136	1,796,857
1,200,000	AGUA CALIENTE CA BAND OF CAHUILLA INDIANS REVENUE(c)	7/1/2018	6.00	1,186,946	1,187,736
790,000	ALABAMA ST HSG FIN AUTH SF MTGE REVENUE	10/1/2028	5.25	790,000	839,573
450,000	ALABAMA ST HSG FIN AUTH SF MTGE REVENUE	4/1/2038	4.50	342,808	453,447
1,000,000	ALACHUA CNTY FL HLTH FACS AUTH CCRC	10/1/2032	8.00	1,160,464	1,265,080
750,000	ALASKA ST HSG FIN CORP MTGE REVENUE	12/1/2037	4.13	736,329	773,663
500,000	ALASKA ST HSG FIN CORP MTGE REVENUE	12/1/2040	4.63	495,358	521,745
350,000	ALASKA ST INDL DEV & EXPORT AUTH CMNTY PROVIDER REVENUE(d)(e)	12/1/2010	5.40	350,000	157,500
240,000	ALBANY NY INDL DEV AGY(e)	5/1/2016	6.50	207,593	2,995
830,000	ALLEGHENY CNTY PA INDL DEV AUTH CHRT SCH REVENUE	8/15/2026	5.90	830,000	893,337
1,000,000	ALVORD CA UNIF SCH DIST	8/1/2036	5.25	1,027,744	1,148,730
1,000,000	ALVORD CA UNIF SCH DIST(b)	8/1/2046	1.89	374,989	791,240
855,401	ARIZONA ST HLTH FACS AUTH	7/1/2027	5.25	833,275	968,596
1,000,000	ARIZONA ST HLTH FACS AUTH HLTH CARE FACS REVENUE	10/1/2022	5.10	987,373	1,008,880
1,940,000	ARLINGTON TX HGR EDU FIN CORP EDU REVENUE	8/15/2028	7.00	1,896,125	2,160,093
500,000	ARLINGTON TX HGR EDU FIN CORPEDU REVENUE	3/1/2024	5.88	500,000	529,365
500,000	ASTURIA FL CMNTY DEV DIST SPL ASSMNT	5/1/2034	5.75	500,000	498,855
500,000	ASTURIA FL CMNTY DEV DIST SPL ASSMNT	5/1/2045	5.75	495,002	493,595
500,000	ATHENS-CLARKE CNTY GA UNIF GOVT DEV AUTH REVENUE	6/15/2039	5.00	522,415	551,015
See accompanying notes to the financial statements.	50	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2014

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
500,000	ATLANTA GA ARPT REVENUE	1/1/2030	6.00	$515,608	602,510
1,325,000	ATLANTA GA WTR & WSTWTR REVENUE	11/1/2039	5.00	1,323,755	1,329,426
1,500,000	BAY CNTY FL EDUCTNL FACS REVENUE	9/1/2030	5.25	1,387,719	1,557,900
1,000,000	BELLALAGO FL EDUCTNL FACS BENEFIT DIST CAPITAL IMPT REVENUE	5/1/2030	4.38	982,964	1,041,190
1,195,000	BELLWOOD IL	12/1/2027	5.88	1,184,870	1,366,184
2,000,000	BEXAR CNTY TX REVENUE	8/15/2039	5.00	2,150,341	2,183,720
1,000,000	BIRMINGHAM AL BAPTIST MED CTRS SPL CARE FACS FING AUTH REVEN	11/15/2030	5.00	1,006,995	1,007,160
500,000	BOONE CNTY MO HOSP REVENUE	8/1/2028	5.75	508,056	555,900
750,000	BOWLING GREEN OH STUDENT HSG REVENUE	6/1/2031	5.75	721,591	813,323
500,000	BOYNTON BEACH FLA REV	6/1/2022	5.75	500,000	299,995
500,000	BOYNTON BEACH FLA REV	6/1/2027	6.25	500,000	299,995
500,000	BRAZOS CNTY TX HLTH FACS DEV CORP	1/1/2033	5.50	502,518	547,510
1,000,000	BUREAU CNTY TWP IL HIGH SCH DIST #502	10/1/2043	6.63	1,067,460	1,257,640
600,000	BURLINGTON CNTY NJ BRIDGE COMMISSION ECON DEV REVENUE	1/1/2038	5.63	604,507	617,562
390,000	BUTLER CNTY PA GEN AUTH REVENUE	10/1/2034	0.87	390,000	318,763
124,028	CALIFORNIA ST CMNTY HSG FIN AGY LEASE REVENUE(e)	8/1/2012	4.65	124,028	15
351,527	CALIFORNIA ST CMNTY HSG FIN AGY LEASE REVENUE(d)(e)	11/1/2012	4.85	347,373	3,515
500,000	CALIFORNIA ST HLTH FACS FING AUTH REVENUE	8/15/2033	5.50	507,439	595,380
1,000,000	CALIFORNIA ST HSG FIN AGY REVENUE	8/1/2033	5.45	932,023	1,050,820
500,000	CALIFORNIA ST INFRASTRUCTURE & ECON DEV BANK ST SCH FUND APP	8/15/2029	5.75	503,271	586,760
750,000	CALIFORNIA ST MUNI FIN AUTH MOBILE HOME PARK REVENUE	8/15/2039	5.25	782,166	828,653
1,500,000	CALIFORNIA ST SCH FACS FING AUTH REVENUE(b)	8/1/2029	1.64	1,123,104	1,739,730
1,000,000	CALIFORNIA ST STWD CMNTYS DEV AUTH EDUCTNL FACS REVENUE	7/1/2030	5.15	834,893	1,009,940
700,000	CALIFORNIA ST STWD CMNTYS DEV AUTH REVENUE	11/1/2021	6.50	700,000	796,957
1,400,000	CALIFORNIA ST STWD CMNTYS DEVAUTH STUDENT HSG REVENUE	1/15/2036	5.60	1,400,000	1,458,772
400,000	CALIFORNIA STWD CMNTYS DEV AUTH REVENUE	11/1/2023	5.13	400,000	431,796
255,000	CAPITAL TRUST AGY FL MF REVENUE(e)	6/1/2013	4.75	255,000	229,503
750,000	CAPITAL TRUST AGY FL MF REVENUE(e)	6/1/2038	5.88	762,053	675,008
1,000,000	CARLSBAD CA UNIF SCH DIST(b)	8/1/2031	2.26	604,721	930,250
809,472	CARLSBAD NM INDL DEV REVENUE	4/15/2021	5.75	823,415	866,953
1,000,000	CARMEL IN REVENUE	11/15/2022	6.00	984,545	1,115,280
1,000,000	CARMEL IN REVENUE	11/15/2027	7.00	1,022,594	1,135,030
500,000	CEDAR FALLS IA CMNTY SCH DIST SCH INFRASTRUCTURE SALES SVCS	6/1/2027	5.38	498,864	554,720
1,000,000	CENTRL BRADFORD PROGRESS AUTH PA	12/1/2031	5.50	1,028,863	1,183,170

See accompanying notes to the financial statements.	51	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2014

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
595,000	CHANDLER PARK ACADEMY MI PUBLIC SCH ACADEMY REVENUE	11/1/2022	5.00	$477,612	600,432
275,000	CHESTERFIELD CNTY VA INDL DEV AUTH MF REVENUE	7/1/2019	5.20	264,130	275,484
500,000	CHICAGO IL BRD OF EDU	12/1/2017	5.00	503,088	501,935
1,000,000	CHICAGO IL MIDWAY ARPT REVENUE	1/1/2035	5.25	1,002,551	1,133,870
200,000	CITIZEN POTAWATOMI NATION OK SENIOR OBLG TAX REVENUE	9/1/2016	6.50	200,000	197,206
590,000	CLIFTON TX HGR EDU FIN CORP EDU REVENUE	2/15/2018	7.75	585,963	626,857
1,500,000	CLOVIS CA UNIF SCH DIST(b)	8/1/2030	3.76	586,260	784,005
85,000	COLLIER CNTY FL HSG FIN AUTH MF HSG REVENUE	8/15/2015	5.25	84,967	85,288
750,000	COLLIER CNTY FL INDL DEV AUTH	10/1/2039	6.25	736,096	860,303
1,000,000	COLLIER CNTY FLA INDL DEV AUTHCONTINUING CARE CMNTY REV(c)	5/15/2020	6.50	1,000,000	1,006,530
750,000	COLLIER CNTY FLA INDL DEV AUTHCONTINUING CARE CMNTY REV(c)	5/15/2026	7.25	750,000	868,290
1,500,000	COLORADO ST EDUCTNL & CULTURAL FACS AUTH INDEP SCH REVENUE	5/1/2030	6.00	1,463,214	1,604,790
835,000	COLORADO ST EDUCTNL & CULTURAL FACS AUTH REVENUE	11/15/2028	6.75	835,000	1,005,507
1,000,000	COLORADO ST EDUCTNL & CULTURAL FACS AUTH REVENUE	6/1/2033	5.50	977,306	1,105,700
1,000,000	COLORADO ST EDUCTNL & CULTURAL FACS AUTH REVENUE	7/1/2034	5.60	994,057	1,092,730
1,000,000	COLORADO ST HLTH FACS AUTH REVENUE	12/1/2028	5.50	1,013,984	1,121,090
1,000,000	COLORADO ST HLTH FACS AUTH REVENUE	8/1/2033	7.63	987,691	1,184,880
430,000	COLORADO ST HSG & FIN AUTH	10/1/2029	5.40	430,000	460,229
515,000	COLORADO ST HSG & FIN AUTH	11/1/2029	5.50	515,000	532,989
620,000	COLORADO ST HSG FIN AUTH SF MTGE REVENUE	11/1/2034	5.00	620,024	645,290
1,000,000	COLTON CA JT UNIF SCH DIST(b)	8/1/2035	1.86	597,662	842,730
1,000,000	CONNECTICUT ST HSG FIN AUTH	11/15/2035	4.75	1,000,000	1,059,650
870,000	CONNECTICUT ST HSG FIN AUTH	11/15/2041	4.63	865,870	922,061
85,000	CONNECTICUT ST HSG FIN AUTH	11/15/2041	5.00	85,000	91,688
1,500,000	CONNECTICUT ST HSG FIN AUTH HSG MTGE FIN PROGRAM	11/15/2035	3.75	1,500,000	1,528,950
1,000,000	CONNECTICUT ST HSG FIN AUTH HSG MTGE FIN PROGRAM	5/15/2038	3.95	1,000,000	1,032,490
2,485,000	CONNECTICUT ST HSG FIN AUTH HSG MTGE FIN PROGRAM	5/15/2042	4.15	2,485,000	2,576,448
5,000,000	CONNECTICUT ST HSG FIN AUTH HSG MTGE FIN PROGRAM	11/15/2047	3.65	5,000,000	4,921,250
1,105,000	CORONA-NORCO CA UNIF SCH DIST(b)	8/1/2039	1.35	723,855	1,334,951
637,000	CORTLAND IL SPL TAX REVENUE(e)	3/1/2017	5.50	633,881	127,324

See accompanying notes to the financial statements.	52	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2014

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
500,000	COVENTRY OH LOCAL SCH DIST	11/1/2037	5.25	$507,145	556,280
515,000	CROW FIN AUTH MT TRIBAL PURPOSE REVENUE	10/1/2017	5.65	506,305	516,808
500,000	CUYAHOGA CNTY OH HSG MTGE REVENUE	3/20/2042	5.70	511,515	532,880
1,000,000	DALLAS-FORT WORTH TX INTERNATIONAL ARPT REVENUE	11/1/2037	5.25	1,011,261	1,150,800
2,000,000	DAMON RUN IN CONSERVANCY DIST	7/1/2025	6.10	2,027,354	2,285,420
1,000,000	DAMON RUN IN CONSERVANCY DIST	1/1/2027	6.38	1,010,652	1,156,580
1,000,000	DAVIE FL EDUCTNL FACS REVENUE	4/1/2042	6.00	1,028,706	1,166,820
500,000	DAVIESS CNTY IN HOSP ASSN LEASE RENTAL REVENUE	1/15/2029	5.25	490,239	551,830
500,000	DECATUR IL	3/1/2034	5.00	518,579	556,695
1,000,000	DEKALB/KANE/LA SALLE CNTYS IL CMNTY CLG DIST #523(b)	2/1/2029	3.83	458,443	497,530
310,000	DELAWARE ST HSG AUTH REVENUE	7/1/2031	5.20	310,000	331,821
500,000	DINUBA CA FING AUTH LEASE REVENUE	9/1/2038	5.38	495,026	516,260
500,000	DIST OF COLUMBIA HSG FIN AGY MF HSG REVENUE	7/1/2033	5.45	500,000	562,430
1,000,000	DIST OF COLUMBIA HSG FIN AGY MF HSG REVENUE	6/1/2040	4.90	1,000,000	1,063,200
1,000,000	DIST OF COLUMBIA HSG FIN AGY MF HSG REVENUE	6/1/2041	5.00	1,000,000	1,073,610
1,000,000	DOUGLAS CNTY CO MF REVENUE	10/1/2029	4.50	1,000,000	1,065,800
3,000,000	DUBLIN CA UNIF SCH DIST(b)	8/1/2034	3.18	876,989	1,005,630
1,500,000	EAST MORGAN CNTY CO HOSP DIST COPS	12/1/2038	5.88	1,500,000	1,532,280
825,000	EAST POINT GA	2/1/2026	8.00	825,000	827,261
2,045,000	EDEN TWP CA HOSP DIST COPS	6/1/2030	6.00	2,024,626	2,218,498
750,000	EL PASO DE ROBLES CA REDEV AGY TAX ALLOCATION REVENUE	7/1/2033	6.38	742,325	875,242
1,000,000	EL PASO TX DOWNTOWN DEV CORP SPL REVENUE	8/15/2038	7.25	1,086,660	1,273,550
1,000,000	ENCINITAS CA UNION SCH DIST(b)	8/1/2035	2.16	553,894	944,610
1,155,000	ENTERPRISE CA ELEM SCH DIST(b)	8/1/2035	1.94	669,559	1,058,916
1,000,000	ERIE CNTY PA HOSP AUTH	7/1/2027	7.00	1,000,000	1,068,410
500,000	FAIRFAX CNTY VA REDEV & HSG AUTH MF REVENUE	8/1/2039	5.60	500,000	534,395
238,000	FARMS NEW KENT VA CMNTY DEV AUTH SPL ASSMNT(e)	3/1/2036	5.13	238,000	128,289
1,000,000	FESTIVAL RANCH AZ CMNTY FACS DIST	7/15/2024	6.25	1,009,780	1,103,510
315,000	FIDDLERS CREEK FL CDD #2 SPL ASSMNT REVENUE(e)	5/1/2013	5.75	314,118	236,880
1,000,000	FISHHAWK CCD IV FL SPL ASSMNT REVENUE	5/1/2033	7.00	1,000,000	1,090,030
700,000	FLAGSTAFF AZ INDL DEV AUTH	7/1/2022	5.50	658,940	704,179
1,000,000	FLORIDA ST DEV FIN CORP EDUCTNL FACS REVENUE	12/15/2025	6.38	1,000,000	1,065,460
1,000,000	FLORIDA ST DEV FIN CORP EDUCTNL FACS REVENUE	6/15/2034	6.00	989,738	1,006,410
370,000	FLORIDA ST HSG FIN CORP REVENUE	7/1/2026	5.00	370,894	388,086
80,000	FLORIDA ST HSG FIN CORP REVENUE	7/1/2033	5.45	80,000	84,371
1,205,000	FLORIDA ST HSG FIN CORP REVENUE	7/1/2034	5.30	1,208,828	1,281,746

See accompanying notes to the financial statements.	53	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2014

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
995,000	FLORIDA ST HSG FIN CORP REVENUE	7/1/2039	4.20	$995,000	1,037,437
1,250,000	FORT SILL APACHE TRIBE OK ECONDEV AUTH GAMING ENTERPRISE REV(c)	8/25/2026	8.50	1,250,000	1,468,613
750,000	FOSSIL RIDGE CO MET DIST #3	12/1/2044	5.00	789,276	790,358
1,145,000	FULTON CNTY GA DEV AUTH	11/1/2028	5.25	999,150	1,095,204
1,000,000	FYI PROPERTIES WA LEASE REVENUE	6/1/2034	5.50	982,364	1,138,500
500,000	GAINESVILLE & HALL CNTY GA DEV AUTH RETMNT CMNTY REVENUE	11/15/2029	6.38	509,898	579,630
1,490,316	GALVESTON COUNTY MUNICIPAL UTILITY DISTRICT	2/25/2015	6.50	1,490,316	1,189,138
500,000	GEORGIA ST ENVRNMNTL LOAN ACQUISITION CORP LOC GOVT LOAN SEC	2/15/2031	5.13	495,938	566,175
355,000	GEORGIA ST ENVRNMNTL LOAN ACQUISITION CORP LOC GOVT LOAN SEC	2/15/2036	5.25	349,433	407,387
3,500,000	GEORGIA ST HSG & FIN AUTH REVENUE	12/1/2037	3.80	3,500,000	3,555,020
2,000,000	GEORGIA ST HSG & FIN AUTH REVENUE	12/1/2037	4.00	2,000,000	2,059,680
1,000,000	GEORGIA ST HSG & FIN AUTH REVENUE	12/1/2039	3.55	1,000,000	1,001,570
1,000,000	GEORGIA ST HSG & FIN AUTH REVENUE	12/1/2041	3.85	1,007,347	1,000,650
1,950,000	GEORGIA ST HSG & FIN AUTH REVENUE	12/1/2043	3.90	1,950,103	1,965,834
2,000,000	GLENDALE CA UNIF SCH DIST(b)	9/1/2028	3.82	855,769	1,027,980
1,500,000	GRAND PARKWAY TRANSPRTN CORP TX SYS TOLL REVENUE(b)	10/1/2035	1.91	895,000	1,148,400
1,210,000	HAMILTON CNTY OH HLTH CARE REVENUE	1/1/2031	6.13	1,179,899	1,359,471
940,000	HAMMOND IN LOCAL PUBLIC IMPT BOND BANK SPL REVENUE	8/15/2025	6.50	943,380	960,351
1,000,000	HAMMOND IN LOCAL PUBLIC IMPT BOND BANK SPL REVENUE	8/15/2030	6.50	1,001,800	1,020,370
1,250,000	HARRIS CNTY TX CULTURAL EDU FACS FIN CORP REVENUE(c)	8/15/2021	6.75	1,250,000	1,380,600
1,500,000	HARTNELL CA CMNTY CLG DIST(b)	8/1/2034	2.36	746,764	1,247,325
3,500,000	HEALDSBURG CA UNIF SCH DIST(b)	8/1/2037	1.44	2,336,451	2,502,640
1,000,000	HELENDALE CA SCH DIST(b)	8/1/2034	1.82	622,194	963,740
750,000	HEMPSTEAD TOWN NY LOCAL DEV CORP REVENUE	9/1/2038	5.00	756,775	842,985
2,000,000	HENDERSON NV HLTHCARE FAC REVENUE	7/1/2031	5.25	2,000,000	2,123,500
850,000	HERITAGE HARBOUR FL N CDD SPLASSMNT	5/1/2034	5.00	850,000	859,036
1,000,000	HIDALGO CNTY TX REGL MOBILITY AUTH VEHICLE REGISTRATION FEE	12/1/2038	5.25	1,033,039	1,153,720
500,000	HIGHLANDS CNTY FL HLTH FACS AUTH	11/15/2032	5.13	500,575	530,745
1,000,000	HILLSBORO OR HOSP FAC AUTH	10/1/2031	5.38	1,000,000	1,012,540
63,000	HOUMA-TERREBONNE LA PUBLIC TRUST FING AUTH SF MTGE	12/1/2040	5.15	65,171	63,209

See accompanying notes to the financial statements.	54	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2014

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
1,500,000	HOUSTON TX HGR EDU FIN CORP	9/1/2038	5.50	$1,547,148	1,700,130
500,000	IDAHO ST HLTH FACS AUTH REVENUE	10/1/2021	6.00	500,000	505,210
750,000	IDAHO ST HLTH FACS AUTH REVENUE	10/1/2024	7.00	750,000	807,532
750,000	IDAHO ST HLTH FACS AUTH REVENUE	10/1/2029	7.38	741,604	799,530
120,000	IDAHO ST HSG & FIN ASSN SF MTGE REVENUE	7/1/2026	5.65	121,739	126,047
75,000	IDAHO ST HSG & FIN ASSN SF MTGE REVENUE	1/1/2040	5.50	75,000	78,116
1,000,000	ILLINOIS ST	2/1/2031	5.25	1,040,269	1,105,620
500,000	ILLINOIS ST	7/1/2033	5.50	498,842	562,025
700,000	ILLINOIS ST COPS	7/1/2017	5.80	700,000	701,393
1,000,000	ILLINOIS ST EDUCTNL FACS AUTH	11/1/2036	4.50	1,000,000	1,009,450
1,500,000	ILLINOIS ST FIN AUTH EDU REVENUE	9/1/2027	5.00	1,455,871	1,530,270
500,000	ILLINOIS ST FIN AUTH EDU REVENUE	9/1/2032	6.00	500,000	565,170
675,000	ILLINOIS ST FIN AUTH EDUCTNL FAC REVENUE	2/1/2034	6.00	684,366	701,770
935,000	ILLINOIS ST FIN AUTH REVENUE	8/15/2023	5.25	911,226	982,563
750,000	ILLINOIS ST FIN AUTH REVENUE	5/15/2025	6.00	758,538	755,092
610,000	ILLINOIS ST FIN AUTH REVENUE	8/15/2026	6.00	614,498	623,932
500,000	ILLINOIS ST FIN AUTH REVENUE	3/15/2027	5.00	508,174	536,140
1,000,000	ILLINOIS ST FIN AUTH REVENUE	5/15/2027	5.50	1,027,379	1,072,460
500,000	ILLINOIS ST FIN AUTH REVENUE	5/15/2029	5.25	503,067	541,825
1,045,000	ILLINOIS ST FIN AUTH REVENUE	5/15/2030	5.50	1,067,164	1,108,546
750,000	ILLINOIS ST FIN AUTH REVENUE	11/15/2036	5.25	757,279	769,988
570,000	ILLINOIS ST FIN AUTH REVENUE	2/1/2037	5.25	570,961	588,348
500,000	ILLINOIS ST FIN AUTH REVENUE	3/1/2038	6.00	485,971	563,660
750,000	ILLINOIS ST FIN AUTH SPORTS FAC REVENUE(c)(e)(f)	10/1/2027	6.13	730,795	54,022
500,000	ILLINOIS ST FIN AUTH SPORTS FAC REVENUE(c)(e)(f)	10/1/2037	6.25	484,210	36,015
1,000,000	ILLINOIS ST FIN AUTH STUDENT HSG REVENUE	10/1/2024	6.00	990,889	1,133,650
600,000	ILLINOIS ST HSG DEV AUTH	7/1/2029	3.40	600,000	600,486
1,000,000	ILLINOIS ST HSG DEV AUTH	7/1/2034	4.95	1,000,000	1,086,650
500,000	ILLINOIS ST HSG DEV AUTH	7/1/2047	4.50	466,854	503,905
1,500,000	ILLINOIS ST SPORTS FACS AUTH	6/15/2031	5.25	1,632,733	1,722,765
1,000,000	IMPERIAL CA CMNTY CLG DIST(b)	8/1/2040	0.84	963,778	1,224,490
500,000	INDIANA ST BOND BANK REVENUE	2/1/2029	5.50	491,803	565,740
3,000,000	INDIANA ST FIN AUTH REVENUE	9/15/2030	6.50	3,065,034	3,430,620
500,000	INDIANA ST FIN AUTH REVENUE	2/1/2031	4.00	492,969	519,945
500,000	INDIANA ST FIN AUTH REVENUE	11/15/2031	5.50	492,950	549,060
1,000,000	INDIANA ST FIN AUTH REVENUE	11/15/2033	6.50	986,555	1,142,550
1,000,000	INDIANA ST FIN AUTH REVENUE	3/1/2041	5.00	1,061,709	1,083,750
500,000	INDIANA ST FIN AUTH REVENUE	11/15/2041	5.88	549,815	563,840
1,000,000	INDIANA ST FIN AUTH REVENUE	11/15/2041	6.00	986,752	1,137,680
575,000	INDIANA ST HLTH & EDUCTNL FACFING AUTH HOSP REVENUE	2/15/2030	5.25	441,827	595,361
6,118,187	INTERMEDIATE SCH DIST #287 MN LEASE REVENUE	11/1/2032	5.30	5,901,327	6,275,730
1,000,000	IOWA ST FIN AUTH HLTH CARE FACS REVENUE	7/1/2033	5.50	1,039,137	1,171,610
90,000	IOWA ST STUDENT LOAN LIQUIDITY CORP	12/1/2027	5.50	88,288	97,009
2,000,000	JEFFERSON CA UNION HIGH SCH DIST SAN MATEO CNTY(b)	8/1/2031	4.10	635,693	790,880

See accompanying notes to the financial statements.	55	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2014

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
330,000	JEFFERSON PARISH LA FIN AUTH	6/1/2038	5.00	$343,616	343,533
110,000	JEFFERSON PARISH LA FIN AUTH	12/1/2048	5.70	115,372	115,466
780,000	KALISPEL TRIBE OF INDIANS PRIORITY DIST WA REVENUE	1/1/2016	6.20	770,599	777,582
1,090,000	KANSAS CITY MO INDL DEV AUTH	9/1/2023	5.45	1,090,000	1,161,210
1,000,000	KANSAS CITY MO INDL DEV AUTH	11/20/2039	5.10	1,000,000	1,065,240
500,000	KENTUCKY ST ECON DEV FIN AUTH MF HSG REVENUE	11/20/2035	5.38	500,000	523,970
1,000,000	KENTUCKY ST HSG CORP HSG REVENUE	7/1/2028	3.75	984,356	1,047,910
185,000	KENTUCKY ST HSG CORP HSG REVENUE	7/1/2039	5.15	185,000	185,128
1,850,000	KERRVILLE TX HLTH FACS DEV CORP HOSP REVENUE	8/15/2035	5.45	1,825,544	1,855,458
750,000	KING CNTY WA HSG AUTH	5/1/2028	5.20	750,000	833,602
500,000	KIRKWOOD MO INDL DEV AUTH RETMNT CMNTY REVENUE	5/15/2021	8.00	500,000	591,545
2,325,000	KOYUKUK AK REVENUE	10/1/2023	7.00	2,269,230	2,589,794
1,175,000	KREMMLING CO MEMORIAL HOSP DIST COPS	12/1/2022	6.00	1,165,889	1,078,333
396,000	LAFAYETTE LA PUBLIC TRUST FING AUTH SF MTGE	1/1/2041	5.35	404,630	405,124
1,900,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE	5/1/2030	7.40	1,882,781	2,362,707
750,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE	5/1/2033	6.70	750,000	838,125
1,000,000	LAKEWOOD RANCH FL STEWARDSHIPDIST SPL ASSMNT REVENUE	5/1/2034	5.35	1,000,000	1,011,920
2,000,000	LAS VEGAS NV REDEV AGY TAX INCR REVENUE	6/15/2023	7.50	1,984,390	2,287,420
245,000	LEHIGH CNTY PA GEN PURPOSE AUTH	8/15/2042	1.18	245,000	195,405
750,000	LEWISVILLE TX COMB CONTRACT REVENUE	9/1/2024	3.00	740,681	753,045
480,000	LEXINGTON OAKS FL CDD SPL ASSMNT REVENUE	5/1/2033	5.65	480,000	516,466
500,000	LEXINGTON VA INDL DEV AUTH RSDL CARE FAC REVENUE	1/1/2028	5.38	504,527	514,155
180,000	LOMBARD IL PUBLIC FACS CORP CONFERENCE CENTER & HOTEL REVENU	1/1/2015	6.38	180,000	107,633
550,000	LOMBARD IL PUBLIC FACS CORP CONFERENCE CENTER & HOTEL REVENU	1/1/2030	5.50	556,063	387,722
1,000,000	LOMBARD IL PUBLIC FACS CORP CONFERENCE CENTER & HOTEL REVENU(e)	1/1/2036	5.25	1,005,522	310,000
500,000	LONG LAKE RANCH CMNTY DEV DISTFLA CAP IMPT REV	5/1/2024	5.63	500,000	511,250
1,000,000	LONG LAKE RANCH CMNTY DEV DISTFLA CAP IMPT REV	5/1/2044	5.75	979,121	1,014,050
1,000,000	LOUISIANA ST ENERGY & PWR AUTH PWR PROJ REVENUE	6/1/2038	5.25	1,020,383	1,143,050
430,000	LOUISIANA ST HSG FIN AGY SF MTGE REVENUE	12/1/2034	5.10	430,000	461,373
90,000	LOUISIANA ST HSG FIN AGY SF MTGE REVENUE	6/1/2038	5.85	92,592	95,308
490,000	LOUISIANA ST HSG FIN AGY SF MTGE REVENUE	12/1/2038	5.70	499,254	506,930
185,000	LOUISIANA ST HSG FIN AGY SF MTGE REVENUE	6/1/2039	5.60	190,782	201,341

See accompanying notes to the financial statements.	56	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2014

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
365,000	LOUISIANA ST LOCAL GOVT ENVRNMNTL FACS & CMNTY DEV AUTH	6/20/2028	8.00	$365,000	328,504
750,000	LOUISIANA ST PUBLIC FACS AUTH REVENUE	5/1/2031	6.50	746,944	840,135
475,000	LOUISIANA ST PUBLIC FACS AUTH REVENUE	2/15/2036	0.86	475,000	419,306
500,000	LUCAS CNTY OH HLTH CARE FACS REVENUE	8/15/2030	5.50	492,238	551,485
1,485,000	LUZERNE CNTY PA	11/1/2026	7.00	1,547,112	1,790,168
1,000,000	MACON & MOULTRIE CNTYS IL CMNTY SCH DIST #3 MOUNT ZION	12/1/2041	5.50	1,032,650	1,183,130
1,000,000	MACON CNTY IL SCH DIST #61	1/1/2037	5.25	1,024,208	1,104,790
250,000	MAGNOLIA CREEK FL CDD CAPITAL IMPT REVENUE(d)(e)	5/1/2014	5.60	250,000	87,500
1,000,000	MAINE ST HLTH & HGR EDUCTNL FACS AUTH REVENUE	7/1/2032	7.50	1,043,126	1,213,490
1,000,000	MAINE ST HSG AUTH MTGE REVENUE	11/15/2036	3.60	1,000,000	1,002,700
1,000,000	MAINE ST HSG AUTH MTGE REVENUE	11/15/2037	4.50	1,000,000	1,065,420
1,000,000	MAINE ST TECH CLG SYS COPS	1/1/2017	5.80	1,000,000	1,004,550
1,000,000	MALTA IL TAX INCR REVENUE(e)	12/30/2025	5.75	1,000,000	535,550
500,000	MANATEE CNTY FL SCH BRD COPS	7/1/2031	5.63	495,986	568,920
500,000	MANCHESTER NH HSG & REDEV AUTH REVENUE	1/1/2015	6.75	500,000	500,000
500,000	MANCHESTER NH HSG & REDEV AUTH REVENUE(b)	1/1/2020	3.58	380,465	377,325
452,000	MANHATTAN IL SPL SVC AREA SPL TAX(e)	3/1/2022	5.75	452,000	81,365
500,000	MANSFIELD OH	12/1/2024	6.00	516,035	568,260
462,000	MARQUIS VA CMNTY DEV AUTH REVENUE(b)	9/1/2041	2.95	98,801	65,456
349,000	MARQUIS VA CMNTY DEV AUTH REVENUE	9/1/2041	5.63	377,116	330,953
750,000	MARTINEZ CA UNIF SCH DIST	8/1/2035	6.13	626,675	976,672
500,000	MARYLAND ST CMNTY DEV ADMIN DEPT HSG & CMNTY DEV	9/1/2030	5.13	500,000	547,740
500,000	MARYLAND ST CMNTY DEV ADMIN DEPT HSG & CMNTY DEV	7/1/2031	4.50	500,000	537,115
452,318	MASHANTUCKET WSTRN PEQUOT TRIBE CT	7/1/2031	6.05	513,038	61,628
930,000	MASSACHUSETTS ST DEV FIN AGY REVENUE	7/1/2030	6.38	918,689	1,031,788
1,580,000	MASSACHUSETTS ST EDUCTNL FING AUTH	1/1/2028	5.25	1,580,380	1,721,710
1,000,000	MASSACHUSETTS ST HSG FIN AGY	12/1/2033	5.00	1,000,000	1,095,530
1,000,000	MASSACHUSETTS ST HSG FIN AGY	12/1/2038	5.15	1,000,000	1,077,760
1,000,000	MASSACHUSETTS ST HSG FIN AGY	12/1/2043	5.00	1,000,000	1,091,740
885,000	MASSACHUSETTS ST HSG FIN AGY HSG REVENUE	6/1/2040	5.05	885,000	938,799
500,000	MASSACHUSETTS ST HSG FIN AGY HSG REVENUE	12/1/2042	3.50	499,400	474,315
3,295,000	MASSACHUSETTS ST HSG FIN AGY HSG REVENUE	12/1/2043	4.00	3,295,000	3,330,619
160,000	MEAD NE TAX INCR REVENUE(e)	7/1/2012	5.13	160,000	16,000
750,000	MEADOW PINES FL CDD	5/1/2030	4.45	750,000	783,172

See accompanying notes to the financial statements.	57	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2014

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
1,000,000	MEDFORD OR HOSP FACS AUTH REVENUE	10/1/2042	5.00 $	1,046,854	1,076,980
1,070,000	MET GOVT NASHVILLE & DAVIDSON CNTY TN HLTH & EDUCTNL FAC BRD(e)	12/20/2020	8.00	1,070,000	320,989
855,000	MET GOVT NASHVILLE & DAVIDSON CNTY TN HLTH & EDUCTNL FAC BRD(e)	6/20/2036	10.00	855,000	25,650
1,830,000	MET GOVT NASHVILLE & DAVIDSON CNTY TN HLTH & EDUCTNL FAC BRD(e)	12/20/2040	7.50	1,830,000	1,097,927
2,000,000	MET WASHINGTON DC ARPTS AUTH DULLES TOLL ROAD REVENUE(b)	10/1/2041	1.14	1,367,788	2,355,160
1,000,000	MET WASHINGTON DC ARPTS AUTH DULLES TOLL ROAD REVENUE	10/1/2053	5.00	1,036,824	1,068,710
500,000	MIAMI-DADE CNTY FL HLTH FACS AUTH HOSP REVENUE	8/1/2030	6.00	487,142	579,355
1,000,000	MIAMI-DADE CNTY FL SPL OBLIG(b)	10/1/2038	2.96	294,760	293,580
2,500,000	MICHIGAN ST HOSP FIN AUTH	11/15/2025	5.25	2,314,404	2,503,625
1,500,000	MICHIGAN ST HOSP FIN AUTH	6/1/2034	6.13	1,542,197	1,812,405
1,000,000	MICHIGAN ST HSG DEV AUTH	10/1/2034	5.63	1,000,000	1,071,700
1,000,000	MICHIGAN ST HSG DEV AUTH	12/1/2040	3.95	1,000,000	1,008,600
1,000,000	MICHIGAN ST MUNI BOND AUTH	5/1/2023	5.75	1,017,175	1,161,610
610,000	MICHIGAN ST PUBLIC EDUCTNL FACS AUTH(c)(f)	9/1/2016	6.00	608,812	396,506
360,000	MICHIGAN ST PUBLIC EDUCTNL FACS AUTH	10/1/2023	6.25	360,000	179,993
500,000	MICHIGAN ST PUBLIC EDUCTNL FACS AUTH	11/1/2028	6.35	500,000	508,275
166,395	MINNESOTA ST HGR EDU FACS AUTH REVENUE	10/1/2016	4.49	166,736	168,485
350,000	MINNESOTA ST HSG FIN AGY	7/1/2034	5.05	350,000	369,092
705,000	MINNESOTA ST HSG FIN AGY	1/1/2040	5.10	705,000	750,684
1,000,000	MISSISSIPPI ST DEV BANK SPL OBLG	10/1/2031	6.50	975,055	1,156,770
90,000	MISSISSIPPI ST HOME CORP SF MTGE REVENUE	6/1/2039	6.75	94,351	94,881
200,000	MISSOURI ST HSG DEV COMMISSION SF HSG REVENUE	9/1/2034	5.35	200,000	215,328
947,585	MOBERLY MO INDL DEV AUTH(e)	9/1/2024	6.00	963,425	60,361
1,305,000	MONTANA ST BRD OF HSG	12/1/2038	3.75	1,305,000	1,341,005
915,000	MONTANA ST BRD OF HSG	12/1/2038	5.20	915,000	1,013,454
630,000	MONTANA ST BRD OF HSG	12/1/2039	5.50	630,052	667,516
1,000,000	MONTGOMERY CNTY MD HSG OPPNTYSCOMMN MFH & RECONSTR DEV REV	7/1/2039	3.88	1,000,000	1,017,120
500,000	MONTGOMERY CNTY MD HSG OPPORTUNITIES COMMISSION MF REVENUE	7/1/2037	5.13	500,000	543,980
2,000,000	MONTGOMERY CNTY MD HSG OPPORTUNITIES COMMISSION SF MTGE REVE	7/1/2038	4.00	2,000,000	2,045,400
1,500,000	MONTGOMERY CNTY PA INDL DEV AUTH	2/1/2021	6.00	1,506,247	1,504,680
800,000	MOUNT CARBON CO MET DIST REVENUE	6/1/2043	7.00	800,000	480,344
200,000	MOUNT CARBON CO MET DIST REVENUE(e)	6/1/2043	8.00	-	20,000
500,000	MULTNOMAH CNTY OR HOSP FACS AUTH REVENUE	12/1/2029	5.00	533,616	542,455
615,000	MUNSTER IN ECON DEV TAX INCR REVENUE	7/15/2026	4.75	612,274	667,318

See accompanying notes to the financial statements.	58	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2014

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
1,000,000	N ESTRN IL UNIV	7/1/2030	4.00	$997,503	1,018,180
1,000,000	N SLOPE BORO AK SVC AREA 10 WTR & WSTWTR FACS	6/30/2034	5.25	1,050,967	1,114,970
500,000	N SPRINGS FL IMPT DIST	5/1/2027	6.00	500,000	521,995
1,000,000	N TX TOLLWAY AUTH REVENUE	1/1/2034	6.00	1,000,000	1,173,800
1,000,000	N TX TOLLWAY AUTH REVENUE	1/1/2042	6.20	732,933	1,248,200
1,000,000	NATRONA CNTY WY HOSP REVENUE	9/15/2031	6.35	1,000,000	1,156,460
2,000,000	NEVADA ST HSG DIV SF MTGE REVENUE	10/1/2039	3.85	2,000,000	2,007,300
400,000	NEVADA ST HSG DIV SF MTGE REVENUE	10/1/2040	5.10	400,000	423,264
1,000,000	NEW HAMPSHIRE ST HLTH & EDU FACS AUTH REVENUE	1/1/2034	6.00	971,230	1,125,610
500,000	NEW HAMPSHIRE ST HLTH & EDU FACS AUTH REVENUE	8/1/2038	6.00	490,708	578,380
1,000,000	NEW HAMPSHIRE ST HSG FIN AUTH MF REVENUE	7/1/2031	5.20	1,000,000	1,095,270
575,000	NEW HAMPSHIRE ST HSG FIN AUTH SF REVENUE	7/1/2034	5.38	575,000	615,693
350,000	NEW HAMPSHIRE ST HSG FIN AUTH SF REVENUE	7/1/2038	6.63	360,766	378,626
750,000	NEW HOPE CULTURAL ED FACS FINCORP TX RETIREMENT FAC REVENUE	1/1/2035	5.50	768,511	778,035
1,500,000	NEW HOPE CULTURAL EDU FACS FIN CORP TX STUDENT HSG REV	4/1/2034	5.00	1,522,082	1,575,840
1,100,000	NEW HOPE CULTURAL EDU FACS FIN CORP TX STUDENT HSG REV	4/1/2046	5.00	1,165,059	1,204,720
325,000	NEW JERSEY ST ECON DEV AUTH	12/1/2016	5.75	325,000	325,474
500,000	NEW JERSEY ST HGR EDU ASSISTANCE AUTH	6/1/2024	5.38	497,979	548,425
940,000	NEW JERSEY ST HSG & MTGE FIN AGY	10/1/2030	4.50	940,000	1,010,660
205,000	NEW JERSEY ST HSG & MTGE FIN AGY	10/1/2030	6.45	213,275	222,388
500,000	NEW JERSEY ST HSG & MTGE FIN AGY	10/1/2034	5.00	500,000	530,365
680,000	NEW JERSEY ST HSG & MTGE FIN AGY	10/1/2035	5.00	680,000	720,195
1,260,000	NEW JERSEY ST HSG & MTGE FIN AGY	10/1/2037	5.00	1,251,462	1,325,318
1,000,000	NEW JERSEY ST HSG & MTGE FIN AGY MF CONDUIT REVENUE	1/1/2030	3.60	1,000,000	1,021,330
1,000,000	NEW JERSEY ST HSG & MTGE FIN AGY MF REVENUE	5/1/2041	4.95	971,273	1,028,920
295,000	NEW MEXICO ST MTGE FIN AUTH	9/1/2029	4.80	295,000	314,691
600,000	NEW MEXICO ST MTGE FIN AUTH	9/1/2029	5.00	600,000	639,378
590,000	NEW MEXICO ST MTGE FIN AUTH	9/1/2034	5.00	590,000	634,350
560,000	NEW MEXICO ST MTGE FIN AUTH	3/1/2036	5.45	560,000	600,992
880,000	NEW MEXICO ST MTGE FIN AUTH	9/1/2042	3.90	880,000	890,956
1,270,000	NEW MEXICO ST MTGE FIN AUTH	9/1/2042	4.13	1,270,000	1,306,881
115,000	NEW RIVER FL CDD CAPITAL IMPT REVENUE(e)	5/1/2013	5.00	114,821	1
60,000	NEW RIVER FL CDD CAPITAL IMPT REVENUE	5/1/2015	5.00	59,523	59,780
175,000	NEW RIVER FL CDD CAPITAL IMPT REVENUE	5/1/2038	5.75	144,613	158,088

See accompanying notes to the financial statements.	59	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2014

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Municipal Bonds (Cont’d):
70,000	NEW RIVER FL CDD CAPITAL IMPT REVENUE	5/1/2038	5.75	$63,108	70,174
1,000,000	NEW YORK CITY NY HSG DEV CORPMF HSG REVENUE	11/1/2037	3.80	1,000,000	1,014,690
1,000,000	NEW YORK CITY NY HSG DEV CORPMF HSG REVENUE	11/1/2039	4.30	1,000,000	1,040,460
2,000,000	NEW YORK CITY NY MUNI WTR FINAUTH WTR & SWR SYS REVENUE	6/15/2038	5.00	2,222,382	2,303,200
1,500,000	NEW YORK ST HSG FIN AGY REVENUE	11/1/2034	3.65	1,500,000	1,502,295
500,000	NEW YORK ST HSG FIN AGY REVENUE	11/1/2045	5.10	500,000	547,150
5,000,000	NEW YORK ST HSG FIN AGY REVENUE	5/1/2048	4.10	5,000,000	5,109,500
750,000	NEW YORK ST MTGE AGY HOMEOWNER MTGE REVENUE	10/1/2038	3.75	750,000	759,472
2,000,000	NEW YORK ST MTGE AGY HOMEOWNER MTGE REVENUE	10/1/2038	4.85	2,000,000	2,179,960
1,465,000	NEW YORK ST MTGE AGY HOMEOWNER MTGE REVENUE	10/1/2040	4.13	1,465,000	1,521,344
500,000	NEW YORK ST MTGE AGY HOMEOWNER MTGE REVENUE	10/1/2042	3.75	500,000	502,190
500,000	NORTH CAROLINA ST CAPITAL FACS FIN AGY EDUCTNL FACS REVENUE	6/1/2023	5.00	502,538	500,555
1,000,000	NORTH CAROLINA ST MED CARE COMMISSION HLTH CARE FACS REVENUE	10/1/2029	6.38	1,000,000	1,001,040
1,000,000	NORTH CAROLINA ST MED CARE COMMISSION RETMNT FACS REVENUE	7/1/2035	6.25	977,316	1,090,040
1,075,000	NORTH DAKOTA ST HSG FIN AGY	7/1/2032	3.60	1,075,000	1,087,997
750,000	NORTH DAKOTA ST HSG FIN AGY	7/1/2033	5.00	750,000	830,670
1,290,000	NORTH DAKOTA ST HSG FIN AGY	1/1/2038	5.15	1,290,000	1,427,914
230,000	NORTH DAKOTA ST HSG FIN AGY	7/1/2040	5.05	230,000	230,000
500,000	NORTH SPRINGS FL IMPT DIST	5/1/2044	6.50	500,000	517,545
1,000,000	NTHRN IL UNIV	4/1/2026	5.50	1,010,827	1,146,440
1,000,000	NTHRN PALM BEACH CNTY FL IMPTDIST	8/1/2029	5.00	1,000,000	1,022,120
2,000,000	OAK PARK CA UNIF SCH DIST(b)	8/1/2038	1.86	1,082,848	1,852,480
1,160,000	OAKLAND CNTY MI ECON DEV CORP LTD OBLG REVENUE	12/1/2020	6.50	1,154,904	1,243,207
410,000	OHIO ST HSG FIN AGY RSDL MTGE REVENUE	9/1/2033	5.40	410,000	438,753
6,253,432	OKLAHOMA CNTY OK HOME FIN AUTH SF REVENUE(b)	9/1/2034	3.42	1,920,648	1,966,954
265,000	OKLAHOMA ST HSG FIN AGY SF MTGE REVENUE	3/1/2032	5.15	265,000	281,782
350,000	OKLAHOMA ST HSG FIN AGY SF MTGE REVENUE	9/1/2038	6.50	360,138	372,505
1,000,000	ORANGE CNTY FL HLTH FACS AUTHREVENUE	8/1/2034	5.00	1,064,973	1,104,060
1,000,000	ORANGE CNTY FL HSG FIN AUTH	9/1/2035	3.80	1,000,000	1,012,090
1,250,000	OREGON ST	12/1/2034	3.62	1,250,000	1,271,450
2,000,000	OREGON ST	12/1/2039	3.90	2,000,000	2,035,280
970,000	OREGON ST HSG & CMNTY SVCS DEPT MTGE REVENUE	7/1/2038	4.00	970,000	996,762
500,000	PALM BEACH CNTY FL HLTH FACS AUTH REVENUE	6/1/2021	6.00	500,000	546,325
1,000,000	PALM BEACH CNTY FL HLTH FACS AUTH REVENUE	11/15/2022	5.38	936,532	1,090,210
See accompanying notes to the financial statements.	60	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2014

						Percent
		Maturity	Coupon		Fair	of
Par/Shares	Security	date	rate	Cost	value (a)	net assets
Municipal Bonds (Cont’d):
500,000	PALM BEACH CNTY FL HLTH FACS AUTH REVENUE	6/1/2023	6.25	$500,000	551,510
500,000	PALM BEACH CNTY FL HLTH FACS AUTH REVENUE	6/1/2034	7.25	500,000	570,280
500,000	PALM BEACH CNTY FL HLTH FACS AUTH REVENUE	6/1/2049	7.50	492,408	571,500
500,000	PENNSYLVANIA ST HGR EDUCTNL FACS AUTH REVENUE	7/1/2039	0.81	500,000	396,185
1,000,000	PENNSYLVANIA ST HSG FIN AGY SF MTGE REVENUE	10/1/2029	4.63	926,517	1,055,140
1,000,000	PENNSYLVANIA ST HSG FIN AGY SF MTGE REVENUE	10/1/2037	3.65	1,005,953	1,013,720
500,000	PENNSYLVANIA ST HSG FIN AGY SF MTGE REVENUE	10/1/2038	4.00	500,000	515,450
815,000	PENNSYLVANIA ST HSG FIN AGY SF MTGE REVENUE	10/1/2042	3.70	815,000	818,839
1,935,000	PENNSYLVANIA ST TURNPIKE COMMISSION TURNPIKE REVENUE(b)	12/1/2035	0.90	1,560,987	2,016,251
1,500,000	PENNSYLVANIA ST TURNPIKE COMMISSION TURNPIKE REVENUE(b)	12/1/2037	1.25	1,068,850	1,185,855
1,500,000	PENNSYLVANIA ST TURNPIKE COMMISSION TURNPIKE REVENUE(b)	12/1/2038	1.02	1,123,565	1,629,735
1,000,000	PEORIA AZ INDL DEV AUTH	11/15/2029	5.25	1,000,000	1,011,850
5,000,000	PEORIA IL PUBLIC BLDG COMMISSION SCH DIST FACS REVENUE(b)	12/1/2026	3.73	2,385,232	2,717,250
500,000	PHILADELPHIA PA AUTH FOR INDLDEV REVENUES	6/15/2023	6.13	500,000	540,175
1,250,000	PHOENIX AZ INDL DEV AUTH EDU REVENUE(c)	7/1/2024	5.75	1,240,873	1,369,712
2,500,000	PHOENIX AZ INDL DEV AUTH LEASE REVENUE	6/1/2034	5.25	2,544,054	2,813,075
315,000	PIMA CNTY AZ INDL DEV AUTH EDU REVENUE	6/1/2016	6.00	315,703	319,671
575,000	PIMA CNTY AZ INDL DEV AUTH EDU REVENUE	12/1/2017	5.35	540,634	580,744
185,000	PIMA CNTY AZ INDL DEV AUTH EDU REVENUE	12/1/2018	6.38	185,000	194,540
45,000	PIMA CNTY AZ INDL DEV AUTH EDU REVENUE	7/1/2021	6.70	45,000	45,347
785,000	PIMA CNTY AZ INDL DEV AUTH EDU REVENUE	6/1/2022	5.00	733,184	783,045
10,000	PIMA CNTY AZ INDL DEV AUTH EDU REVENUE	7/1/2031	6.75	7,498	10,061
2,625,000	PITTSBURG CALIF UNI SCH DIST FING AUTH REV(b)	9/1/2031	3.78	965,304	1,033,699
2,000,000	PORT SAINT LUCIE FL RESEARCH FACS REVENUE	5/1/2033	5.00	2,079,586	2,203,040
1,000,000	PUBLIC FIN AUTH WI CCRC REVENUE	6/1/2020	7.00	988,954	1,133,830
1,500,000	PUBLIC FIN AUTH WI CCRC REVENUE	6/1/2046	8.25	1,558,285	1,768,290
450,000	PUBLIC FIN AUTH WI EDUCTNL FAC REVENUE	9/1/2022	5.25	450,000	458,780
600,000	PUBLIC FIN AUTH WI REVENUE	4/1/2032	5.50	600,000	649,056
221,000	PUBLIC FIN AUTH WI REVENUE(b)	10/1/2042	(0.46)	248,949	69,281
221,000	PUBLIC FIN AUTH WI REVENUE(b)	10/1/2042	(0.46)	248,947	2
515,000	PUBLIC FIN AUTH WI REVENUE	10/1/2042	7.00	570,975	516,447
1,250,000	PUBLIC FIN AUTH WI SENIOR LIVING REVENUE	11/15/2024	5.00	1,245,113	1,310,488
1,000,000	PUERTO RICO CMWLTH	7/1/2028	6.00	990,814	756,080
1,500,000	PUERTO RICO CMWLTH	7/1/2035	5.00	1,500,000	1,495,800

See accompanying notes to the financial statements.	61	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2014

						Percent
		Maturity	Coupon		Fair	of
Par/Shares	Security	date	rate	Cost	value (a)	net assets
Municipal Bonds (Cont’d):
1,000,000	PUERTO RICO ELEC PWR AUTH PWRREVENUE	7/1/2030	7.25	$1,033,130	500,240
1,000,000	PUERTO RICO INDL TOURIST EDUCTNL MED & ENVRNMNTL CONTROL FAC	11/15/2025	6.13	1,000,000	1,024,560
1,260,000	QUECHAN INDIAN TRIBE AZ FORT YUMA INDIAN RESERVATION	5/1/2025	9.75	1,260,000	1,428,475
750,000	RED RIVER TX HLTH FACS DEV CORP RETIREMENT FAC REVENUE	11/15/2020	6.13	750,000	759,368
750,000	RED RIVER TX HLTH FACS DEV CORP RETIREMENT FAC REVENUE	11/15/2034	7.50	746,067	853,215
1,000,000	REDONDO BEACH CA UNIF SCH DIST(b)	8/1/2034	1.38	717,514	1,121,590
750,000	REEF-SUNSET CA UNIF SCH DIST(b)	8/1/2038	1.30	515,681	590,220
500,000	RHODE ISLAND ST HLTH & EDUCTNL BLDG CORP	5/15/2030	6.25	494,131	578,080
1,000,000	RHODE ISLAND ST HSG & MTGE FIN CORP	10/1/2028	4.00	994,724	1,040,920
750,000	RHODE ISLAND ST HSG & MTGE FIN CORP	10/1/2037	3.90	750,000	756,465
325,000	RICHMOND IN HOSP AUTH REVENUE	1/1/2029	6.50	316,246	374,325
1,000,000	RIVERSIDE CA CMNTY PPTYS DEV INC LEASE REVENUE	10/15/2038	6.00	1,024,649	1,201,940
500,000	S BAYSIDE CA WST MGMT AUTH SOL WST ENTERPRISE REVENUE	9/1/2029	6.25	510,302	586,980
1,500,000	S TAHOE CA JT PWRS FING AUTH LEASE REVENUE	10/1/2030	5.00	1,663,464	1,696,350
540,000	S WSTRN IL DEV AUTH	10/1/2022	7.00	540,000	450,355
350,000	SACRAMENTO CNTY CA WTR FING AUTH REVENUE	6/1/2039	0.73	350,000	309,956
430,000	SADDLEBACK VLY CA UNIF SCH DIST PUBLIC FING AUTH	9/1/2017	5.65	430,000	431,905
92,000	SAINT BERNARD PARISH LA HOME MTGE AUTH SF MTGE	3/1/2039	5.80	90,323	95,496
500,000	SAINT JOHNS CNTY FL INDL DEV AUTH REVENUE	8/1/2040	5.88	493,160	561,625
460,000	SAINT JOSEPH CNTY IN ECON DEV REVENUE	5/15/2026	6.00	353,418	470,778
500,000	SAINT JOSEPH CNTY IN ECON DEV REVENUE	5/15/2038	6.00	373,931	508,310
1,000,000	SAINT JOSEPH CNTY IN ECON DEV REVENUE	5/15/2039	6.25	1,009,749	1,032,980
425,694	SAINT JOSEPH CNTY IN HOSP AUTH HLTH FACS REVENUE(e)	2/15/2028	5.25	431,280	35,073
750,000	SAINT LOUIS CNTY MO INDL DEV AUTH SENIOR LIVING FACS	9/1/2042	5.00	771,619	797,025
750,000	SAINT TAMMANY LA PUBLIC TRUST FING AUTH	11/15/2037	5.25	764,348	767,655
500,000	SAN DIEGO CA HSG AUTH MF HSG REVENUE	5/1/2029	5.00	500,000	533,465
1,500,000	SAN GABRIEL CA UNIF SCH DIST(b)	8/1/2039	0.32	1,382,029	1,596,780
1,000,000	SAN JOSE CA FING AUTH	6/1/2039	5.00	1,062,013	1,140,580
500,000	SANTA MONICA CA REDEV AGY	7/1/2036	5.88	515,341	601,990
1,450,000	SARASOTA CNTY FL HLTH FACS AUTH RETMNT FAC REVENUE	1/1/2027	5.50	1,228,706	1,548,107
1,000,000	SARASOTA CNTY FL HLTH FACS AUTH RETMNT FAC REVENUE	1/1/2032	5.50	1,009,580	1,061,170
1,000,000	SCHERERVILLE IN ECON DEV REVENUE	1/15/2030	6.00	1,019,047	1,178,440

See accompanying notes to the financial statements.	62	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2014

						Percent
		Maturity	Coupon		Fair	of
Par/Shares	Security	date	rate	Cost	value (a)	net assets
Municipal Bonds (Cont’d):
770,000	SEATTLE WA HSG AUTH POOLED HSG REVENUE	9/15/2033	5.75	$785,824	914,899
500,000	SEMINOLE TRIBE FL SPL OBLG REVENUE(c)	10/1/2024	5.50	502,271	542,800
500,000	SEVEN OAKS FL CMNTY DEV DIST SPL ASSMNT REVENUE	5/1/2033	5.50	488,705	530,265
150,000	SHELBY CNTY TN HLTH EDUCTNL & HSG FACS BRD REVENUE(e)	1/1/2019	5.35	134,966	7,494
625,000	SHELBY CNTY TN HLTH EDUCTNL & HSG FACS BRD REVENUE(e)	1/1/2029	5.55	556,863	31,225
130,000	SHELBY CNTY TN HLTH EDUCTNL & HSG FACS BRD REVENUE(e)	1/1/2029	6.00	-	1
530,000	SILVERLEAF FL CDD CAPITAL IMPT REVENUE	5/1/2023	6.50	530,000	564,270
250,000	SILVERLEAF FL CDD CAPITAL IMPT REVENUE	5/1/2044	6.75	245,271	265,842
410,000	SOUTH CAROLINA ST EDU ASSISTANCE AUTH	10/1/2029	5.10	405,796	444,317
155,000	SOUTH CAROLINA ST HSG FIN & DEV AUTH MTGE REVENUE	7/1/2032	5.50	155,000	162,854
356,475	SOUTH CAROLINA ST JOBS-ECON DEV AUTH REVENUE	11/15/2032	6.00	356,475	335,254
228,572	SOUTH CAROLINA ST JOBS-ECON DEV AUTH REVENUE(b)	11/15/2047	0.04	225,031	13,488
152,775	SOUTH CAROLINA ST JOBS-ECON DEV AUTH REVENUE(b)	11/15/2047	0.14	145,322	9,015
1,000,000	SOUTH CAROLINA ST PUBLIC SVC AUTH REVENUE	12/1/2038	5.00	1,073,699	1,135,670
1,400,000	SOUTH CAROLINA ST PUBLIC SVC AUTH REVENUE	12/1/2043	5.75	1,484,998	1,670,200
500,000	SOUTH DAKOTA ST HLTH & EDUCTNL FACS AUTH	9/1/2032	5.00	499,524	537,695
238,000	SOUTHSIDE AZ CMNTY FACS DIST #1 SPL ASSMNT REVENUE PRESCOTT	7/1/2018	6.13	195,733	196,681
1,000,000	SPARKS NV REDEV AGY TAX INCR REVENUE	6/1/2020	7.25	993,394	1,048,690
1,000,000	SPRINGFIELD IL ELEC REVENUE	3/1/2035	5.00	1,014,878	1,039,230
155,000	STERLING HILL FL CDD CAPITAL IMPT REVENUE(e)	11/1/2010	5.50	155,000	97,650
1,000,000	SUGAR LAND TX DEV CORP SALES TAX REVENUE	2/15/2033	5.00	1,116,421	1,128,580
2,500,000	SULPHUR SPRINGS CA UNION SCH DIST COPS(b)	12/1/2037	1.00	1,925,254	2,973,775
1,500,000	SUTTER BUTTE CA FLOOD AGY ASSMNT REVENUE	10/1/2038	4.00	1,481,784	1,552,425
500,000	TALLAHASSEE FL HLTH FACS REVENUE	12/1/2030	6.38	492,016	501,875
1,000,000	TARRANT CNTY TX CULTURAL EDU FACS FIN CORP HOSP REVENUE	11/15/2038	5.00	1,096,588	1,116,460
15,000	TARRANT CNTY TX CULTURAL EDU FACS FIN CORP RETMNT FAC REVENU	2/15/2016	7.25	15,000	15,049
1,000,000	TARRANT CNTY TX CULTURAL EDU FACS FIN CORP RETMNT FAC REVENU	11/15/2026	6.00	1,011,927	1,060,360
1,000,000	TENNESSEE HSG DEV AGY RSDL FING PROGRAM REVENUE	7/1/2039	3.55	1,000,000	987,090

See accompanying notes to the financial statements.	63	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2014

						Percent
		Maturity	Coupon		Fair	of
Par/Shares	Security	date	rate	Cost	value (a)	net assets
Municipal Bonds (Cont’d):
1,475,000	TENNESSEE ST HSG DEV AGY	7/1/2043	3.80	$1,475,000	1,482,213
465,000	TEXAS ST DEPT OF HSG & CMNTY AFFAIRS	7/1/2039	5.45	465,000	496,248
2,000,000	TEXAS ST PRIV ACTIVITY BOND SURFACE TRANSPRTN CORP REVENUE	6/30/2033	7.50	2,040,395	2,484,720
1,000,000	TOBACCO SETTLEMENT AUTH WA TOBACCO SETTLEMENT REVENUE	6/1/2029	5.25	1,033,680	1,089,990
650,000	TOBACCO SETTLEMENT FING CORP LA REVENUE	5/15/2030	5.50	679,092	720,213
360,257	TODD CREEK FARMS CO MET DIST #1 WTR & WSTWTR REVENUE(d)(e)	12/1/2009	4.75	356,355	180,129
1,235,000	TOLEDO-LUCAS CNTY OH PORT AUTHSTUDENT HSG REVENUE	7/1/2039	5.00	1,237,697	1,304,802
300,000	TOLOMATO FL CDD(e)	5/1/2017	6.38	300,000	199,002
100,000	TOLOMATO FL CDD(e)	5/1/2017	6.38	100,000	1
75,000	TOLOMATO FL CDD	5/1/2017	6.38	75,000	74,586
10,000	TOLOMATO FL CDD(e)	5/1/2017	6.38	10,000	10,115
35,000	TOLOMATO FL CDD(b)	5/1/2039	1.39	22,917	25,630
90,000	TOLOMATO FL CDD(b)	5/1/2040	1.34	58,841	53,698
50,000	TOLOMATO FL CDD(b)	5/1/2040	1.34	32,690	22,082
1,000,000	TRACY CA JT UNIF SCH DIST(b)	8/1/2041	2.00	467,461	671,470
500,000	TURLOCK CA PUBLIC FING AUTH WTR REVENUE	5/1/2032	4.75	515,503	534,920
1,250,000	TUSTIN CA UNIF SCH DIST(b)	8/1/2028	2.33	824,686	1,119,412
750,000	UNIVERSAL ACADEMY MI PUBLIC SCH ACADEMY REVENUE	12/1/2023	6.50	737,564	788,768
500,000	UTAH ST CHRT SCH FIN AUTH CHRT SCH REVENUE	7/15/2025	6.50	500,000	552,400
1,500,000	UTAH ST CHRT SCH FIN AUTH CHRT SCH REVENUE	10/15/2033	6.50	1,531,292	1,608,705
340,000	UTAH ST HSG CORP SF MTGE REVENUE	1/1/2032	4.95	340,000	358,000
585,000	UTAH ST HSG CORP SF MTGE REVENUE	1/1/2033	5.75	585,000	647,343
490,000	VANCOUVER WA HSG AUTH	3/1/2025	5.00	483,417	552,990
945,000	VERMONT ST HSG FIN AGY	5/1/2032	4.88	940,505	1,013,446
420,000	VIRGIN ISLANDS WTR & PWR AUTH WTR SYS REVENUE	7/1/2017	5.50	420,000	421,474
1,000,000	VIRGINIA ST HSG DEV AUTH	7/1/2033	4.13	1,000,000	1,057,590
1,500,000	VIRGINIA ST HSG DEV AUTH	10/1/2038	5.10	1,500,000	1,672,380
1,000,000	VIRGINIA ST HSG DEV AUTH	12/1/2039	5.00	1,000,000	1,060,440
3,500,000	VIRGINIA ST HSG DEV AUTH CMWLTH MTGE	1/1/2038	3.88	3,490,509	3,588,270
3,000,000	VIRGINIA ST HSG DEV AUTH CMWLTH MTGE	7/1/2038	4.80	3,000,000	3,283,890
2,000,000	VIRGINIA ST HSG DEV AUTH CMWLTH MTGE	10/1/2038	4.75	2,000,000	2,182,500
1,000,000	W CAMPUS HSG LLC AZ STUDENT HSG REVENUE	7/1/2025	5.00	901,213	1,003,620
1,000,000	WASHINGTON ST HLTH CARE FACS AUTH	3/1/2029	7.12	978,176	1,239,810
1,400,000	WASHINGTON ST HSG FIN COMMISSION	10/1/2022	6.00	1,400,000	1,547,574
1,500,000	WASHINGTON ST HSG FIN COMMISSION	7/1/2030	3.50	1,500,000	1,524,780
500,000	WASHINGTON ST HSG FIN COMMISSION	12/1/2033	3.50	500,000	508,655
1,475,000	WASHINGTON ST HSG FIN COMMISSION NONPROFIT REVENUE	1/1/2017	5.25	1,463,514	1,500,164
2,000,000	WASHINGTON ST HSG FIN COMMISSION NONPROFIT REVENUE	1/1/2027	5.63	1,871,688	2,014,060

See accompanying notes to the financial statements.	64	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2014

						Percent
		Maturity	Coupon		Fair	of
Par/Shares	Security	date	rate	Cost	value (a)	net assets
Municipal Bonds (Cont’d):
330,000	WATERS EDGE FL CDD CAPITAL IMPT REVENUE(b)	5/1/2039	0.87	$295,799	275,302
6,000	WATERS EDGE FL CDD CAPITAL IMPT REVENUE	5/1/2039	5.35	7,077	6,028
700,000	WEST VIRGINIA ST HSG DEV FUND	11/1/2039	4.10	700,000	726,789
550,000	WESTCHESTER CO NY LOCAL DEV CORP REVENUE	1/1/2034	5.00	584,593	595,952
750,000	WESTMINSTER MD PROJ REVENUE	7/1/2034	6.00	750,000	800,325
685,000	WESTMONT IL PARK DIST(b)	12/1/2031	3.61	254,504	309,545
685,000	WESTMONT IL PARK DIST(b)	12/1/2033	3.48	220,236	269,232
1,350,000	WICHITA KS HLTH CARE FACS REVENUE	5/15/2034	6.25	1,350,000	1,414,030
750,000	WICHITA KS HLTH CARE FACS REVENUE	12/15/2036	7.12	739,764	855,472
750,000	WIREGRASS FL CDD CAPITAL IMPTREVENUE	5/1/2035	5.38	745,346	755,265
1,000,000	WISCONSIN ST GEN FUND ANNUAL APPROP REVENUE	5/1/2027	6.00	1,013,261	1,193,180
1,000,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH REVENUE	10/1/2029	5.00	1,000,000	1,019,260
1,000,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH REVENUE	7/1/2030	5.75	1,017,852	1,127,130
1,000,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH REVENUE	12/1/2034	6.80	1,000,000	1,000,000
1,000,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH REVENUE	5/15/2036	5.00	1,009,846	1,019,750
1,000,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH REVENUE	8/15/2043	5.00	1,046,251	1,062,530
720,000	WSTRN GENERATION AGY OR COGENERATION PROJ REVENUE	1/1/2021	5.00	720,104	746,410
750,000	WYNNFIELD LAKES FL CDD	5/1/2036	4.50	744,434	773,625
1,000,000	WYOMING MI SWR DIST SYS REVENUE	6/1/2027	5.00	1,016,507	1,017,530
2,350,000	WYOMING ST CMNTY DEV AUTH HSG REVENUE	12/1/2038	4.05	2,350,000	2,405,930
1,000,000	WYOMING ST CMNTY DEV AUTH HSGREVENUE	12/1/2039	4.05	1,000,000	1,027,880
355,000	ZEPHYR RIDGE FL CDD CAPITAL IMPT REVENUE(e)	5/1/2013	5.25	355,352	139,742
	Sub-total Municipal Bonds:			441,737,460	467,194,953	91.97%

See accompanying notes to the financial statements.	65	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2014

						Percent
		Maturity	Coupon		Fair	of
Par/Shares	Security	date	rate	Cost	value (a)	net assets
Short-Term Investments:
7,017,997	NORTHERN INSTITUTIONAL FUNDS -TAX-EXEMPT PORTFOLIO, 0.01%(g)			$7,017,997	7,017,997
	Sub-total Short-Term Investments:			7,017,997	7,017,997	1.38%
	Grand total(h)			$475,071,657	502,661,129	98.95%

Notes to Schedule of Investments:

(a)	Investments are valued in accordance with procedures described in note 2 to the financial statements.
(b)	For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.
(c)
Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees.

(d)	This security is being measured at fair value according to procedures adopted by the Board of Trustees.
(e)	Non-income producing assets. For long-term debt securities, item identified is in default as to payment of interest and/or principal.
(f)
Restricted security that has been deemed illiquid. At December 31, 2014, the value of these restricted illiquid securities amounted to approximately $486,543 or 0.10% of net assets. Additional information on each restricted illiquid security is as follows:

	ACQUISITION	ACQUISITION
SECURITY	DATE	COST
ILLINOIS ST FIN AUTH SPORTS FAC REVENUE, 6.13%, 10/1/27	9/28/07	$728,963
ILLINOIS ST FIN AUTH SPORTS FAC REVENUE, 6.25%, 10/1/37	9/28/07	483,580
MICHIGAN ST PUBLIC EDUCTNL FACS AUTH, 6.00%, 9/1/16	9/24/07 - 4/12/11	606,563

(g)
The short-term investment is a money market portfolio of the investment company, Northern Institutional Funds. At December 31, 2013, the value of the Clearwater Tax-Exempt Bond Fund’s investment in the Tax-Exempt Portfolio of the Northern Institutional Funds was approximately $10,777,197 with net sales of approximately $3,759,200 during the fiscal year ended December 31, 2014.

(h)
At December 31, 2014, the cost for Federal income tax purposes was $475,160,073. The aggregate gross unrealized appreciation and depreciation of investments in securities based on this cost was as follows:

Gross unrealized appreciation	$41,831,312
Gross unrealized depreciation	(14,330,256)
Net unrealized appreciation	$27,501,056

See accompanying notes to the financial statements.	66	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2014

Diversification of investments representing geographic diversification, as a percentage of total investments at fair value, is as follows:

Geographical Diversification	Percent
California	10.39%
Illinois	9.68
Florida	8.85
Texas	6.28
New York	5.21
Indiana	4.39
Georgia	3.26
Pennyslvania	3.21
Virginia	3.01
Colorado	2.76
Other	42.96
100.00%

See accompanying notes to the financial statements.	67	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments – Clearwater Tax-Exempt Bond Fund
December 31, 2014

See accompanying notes to the financial statements.	68	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2014

Shares	Security	Cost	Fair value (a)	Percent of net assets
Common Stocks:
Australia:
9,284	AGL ENERGY LTD.	$105,943	100,927
51,722	ALUMINA LTD.(b)	50,177	74,952
16,330	AMCOR LTD.	148,761	179,703
60,339	AMP LTD.	196,569	268,508
10,115	APA GROUP	50,066	61,588
21,346	ASCIANO LTD.	100,771	104,511
4,593	ASX LTD.	114,203	137,099
25,843	AURIZON HOLDINGS LTD.	91,220	96,825
50,341	AUSTRALIA & NEW ZEALAND BANKING GROUP LTD.	712,399	1,309,510
6,281	BENDIGO AND ADELAIDE BANK LTD.	52,780	65,278
179,910	BGP HOLDINGS PLC(b)(c)	-	-
58,607	BHP BILLITON LTD.	1,389,859	1,390,660
39,133	BHP BILLITON PLC	853,977	837,047
10,199	BORAL LTD.	28,970	43,748
32,841	BRAMBLES LTD.	174,637	282,822
403,770	CARDNO LTD.	2,516,763	1,117,743
10,469	COCA-COLA AMATIL LTD.	85,706	79,224
971	COCHLEAR LTD.	35,893	61,283
27,759	COMMONWEALTH BANK OF AUSTRALIA	1,283,262	1,927,871
6,418	COMPUTERSHARE LTD.	56,556	61,380
422,858	CREDIT CORP. GROUP LTD.	3,491,348	3,363,827
9,576	CSL LTD.	226,091	674,257
1,648,101	DECMIL GROUP LTD.	3,353,500	1,967,257
14,184	DEXUS PROPERTY GROUP	62,970	80,207
22,356	ECHO ENTERTAINMENT GROUP LTD.	70,002	68,473
25,256	FEDERATION CENTRES	52,870	58,780
21,110	FORTESCUE METALS GROUP LTD.	37,574	46,520
18,737	GOODMAN GROUP	48,414	86,377
30,080	GPT GROUP (THE)	100,097	106,272
17,989	HARVEY NORMAN HOLDINGS LTD.	52,604	49,052
44,610	ILUKA RESOURCES LTD.	451,020	214,448
36,603	INCITEC PIVOT LTD.	83,901	94,651
47,825	INSURANCE AUSTRALIA GROUP LTD.	120,292	242,468
10,015	LEND LEASE GROUP	61,130	133,347
7,617	MACQUARIE GROUP LTD.	165,843	359,520
37,974	MIRVAC GROUP	50,570	54,842
40,383	NATIONAL AUSTRALIA BANK LTD.	694,465	1,100,327
17,346	NEWCREST MINING LTD.(b)	173,211	154,460
40,505	NOVION PROPERTY GROUP	46,791	69,733
2,947	ORICA LTD.	51,960	45,165
20,046	ORIGIN ENERGY LTD.	226,734	189,175
16,330	ORORA LTD.	16,762	25,770
416	PERPETUAL LTD.	7,027	15,582
15,297	QBE INSURANCE GROUP LTD.	162,994	138,750
2,468	RAMSAY HEALTH CARE LTD.	49,765	114,444
1,268	REA GROUP LTD.	52,915	46,586
6,568	RECALL HOLDINGS LTD.	24,961	38,353
22,469	SANTOS LTD.	244,511	151,807
99,326	SCENTRE GROUP(b)	185,324	282,438
5,884	SEEK LTD.	49,598	82,117
4,898	SHOPPING CENTRES AUSTRALASIA PROPERTY GROUP	7,202	7,392
424,938	SLATER & GORDON LTD.	937,638	2,201,900
9,824	SONIC HEALTHCARE LTD.	79,849	147,533
34,990	STOCKLAND	132,304	116,886
22,978	SUNCORP GROUP LTD.	258,173	261,838
9,837	SYDNEY AIRPORT	33,263	37,598
8,477	TABCORP HOLDINGS LTD.	15,377	28,598
35,105	TATTS GROUP LTD.	95,309	98,760
70,571	TELSTRA CORP. LTD.	308,487	342,707
22,161	TOLL HOLDINGS LTD.	98,848	105,478
26,039	TRANSURBAN GROUP	118,706	182,027
747,139	WEBJET LTD.	2,736,537	1,754,044
16,278	WESFARMERS LTD.	619,257	551,074
42,659	WESTFIELD CORP.(b)	159,704	311,890
58,094	WESTPAC BANKING CORP.	811,435	1,561,783

See accompanying notes to the financial statements.	69	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2014

Shares	Security	Cost	Fair value (a)	Percent of net assets
Australia (Cont’d):
11,700	WOODSIDE PETROLEUM LTD.	$381,919	363,731
22,832	WOOLWORTHS LTD.	435,292	568,867
		25,693,056	26,897,790	5.58%
Austria:
13,326	ANDRITZ A.G.	718,254	732,348
1,685	BUWOG A.G.(b)	30,804	33,394
5,146	ERSTE GROUP BANK A.G.	114,055	117,979
33,719	IMMOFINANZ A.G.	87,282	85,350
1,383	OMV A.G.	50,806	36,596
313	STRABAG S.E. (BEARER)	5,505	6,884
1,368	VOESTALPINE A.G.	51,509	53,928
29,470	WIENERBERGER A.G.	241,514	405,975
		1,299,729	1,472,454	0.31%
Belgium:
7,120	AGEAS	106,907	252,502
13,822	ANHEUSER-BUSCH INBEV N.V.	502,521	1,555,441
10,910	BARCO N.V.	740,520	768,913
2,190	BELGACOM S.A.	49,577	79,299
1,645	COLRUYT S.A.	74,892	76,277
1,238	DELHAIZE GROUP S.A.	51,243	89,930
15,841	GROUPE BRUXELLES LAMBERT S.A.	1,332,249	1,348,344
4,347	KBC GROEP N.V.(b)	101,356	241,261
12,430	ONTEX GROUP N.V.(b)	322,500	356,433
415	SOLVAY S.A., CLASS A	57,004	56,063
1,896	UCB S.A.	81,069	143,888
1,457	UMICORE S.A.	72,577	58,684
		3,492,415	5,027,035	1.04%
Brazil:
113,403	CETIP S.A. - MERCADOS ORGANIZADOS	1,402,793	1,373,434
13,600	CIA DE SANEAMENTO DE MINAS GERAIS-COPASA(b)	328,620	129,662
55,400	GRENDENE S.A.	372,958	318,639
76,003	TOTVS S.A.	1,167,487	1,000,021
		3,271,858	2,821,756	0.59%
Canada:
45,400	AGF MANAGEMENT LTD., CLASS B	488,633	331,766
2,346	AGNICO EAGLE MINES LTD.	80,561	58,398
3,620	AGRIUM, INC.	154,492	342,744
4,817	ALIMENTATION COUCHE TARD, INC., CLASS B	138,408	201,876
1,130	ALTAGAS LTD.	52,858	42,154
4,900	ARC RESOURCES LTD.	108,943	106,115
10,982	BANK OF MONTREAL	673,721	776,812
21,213	BANK OF NOVA SCOTIA	1,118,013	1,210,737
6,662	BARRICK GOLD CORP.	122,880	71,792
3,479	BAYTEX ENERGY CORP.	151,408	57,854
3,581	BCE, INC.	153,196	164,224
8,500	BLACKBERRY LTD.(b)	90,213	93,209
12,732	BOMBARDIER, INC., CLASS B	50,302	45,479
11,895	BROOKFIELD ASSET MANAGEMENT, INC., CLASS A	164,693	596,081
11,740	CAE, INC.	85,345	152,384
11,081	CAMECO CORP.	198,977	181,695
49,900	CANACCORD GENUITY GROUP, INC.	261,393	335,444
7,334	CANADIAN IMPERIAL BANK OF COMMERCE	342,248	630,252
34,284	CANADIAN NATIONAL RAILWAY CO.	1,509,588	2,362,510
15,994	CANADIAN NATIONAL RAILWAY CO.	292,557	1,101,601
19,866	CANADIAN NATURAL RESOURCES LTD.	433,114	614,208
4,722	CANADIAN OIL SANDS LTD.	97,388	42,351
14,240	CANADIAN PACIFIC RAILWAY LTD.	1,686,012	2,743,906
3,606	CANADIAN PACIFIC RAILWAY LTD.	112,878	694,476
1,060	CANADIAN TIRE CORP. LTD., CLASS A	80,129	111,985
8,988	CENOVUS ENERGY, INC.	253,226	185,438
6,978	CGI GROUP, INC., CLASS A(b)	55,128	266,014
1,964	CI FINANCIAL CORP.	49,854	54,586
1,256	CONSTELLATION SOFTWARE, INC.	363,301	373,449
5,882	CRESCENT POINT ENERGY CORP.	190,849	136,241
2,064	DOLLARAMA, INC.	75,934	105,527

See accompanying notes to the financial statements.	70	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2014

Shares	Security	Cost	Fair value (a)	Percent of net assets
Canada (Cont’d):
22,400	DOREL INDUSTRIES, INC., CLASS B	$805,238	771,603
12,292	ELDORADO GOLD CORP.	92,575	74,907
14,138	ENBRIDGE, INC.	623,673	726,979
11,992	ENCANA CORP.	240,407	166,905
17,900	ENERFLEX LTD.	204,385	252,523
3,995	ENERPLUS CORP.	57,117	38,478
32,600	ENSIGN ENERGY SERVICES, INC.	509,675	286,211
211	FAIRFAX FINANCIAL HOLDINGS LTD.	52,589	110,563
2,200	FINNING INTERNATIONAL, INC.	51,485	47,776
3,000	FIRST CAPITAL REALTY, INC.	51,131	48,184
6,854	FIRST QUANTUM MINERALS LTD.	123,021	97,400
3,100	FORTIS, INC.	105,357	103,956
1,695	FRANCO-NEVADA CORP.	78,995	83,466
18,700	GENWORTH MI CANADA, INC.	382,689	595,219
3,052	GILDAN ACTIVEWEAR, INC.	33,435	172,591
15,817	GOLDCORP, INC.	468,301	292,842
3,958	GREAT-WEST LIFECO, INC.	99,709	114,434
2,408	H&R REAL ESTATE INVESTMENT TRUST	51,440	45,039
38,192	HOME CAPITAL GROUP, INC.	992,558	1,577,581
124,600	HUDBAY MINERALS, INC.	1,106,269	1,085,343
5,697	HUSKY ENERGY, INC.	144,766	134,849
14,262	IAMGOLD CORP.(b)	78,431	38,546
2,500	IGM FINANCIAL, INC.	100,363	99,651
38,499	IMPERIAL OIL LTD.	1,625,703	1,658,526
2,780	INDUSTRIAL ALLIANCE INSURANCE & FINANCIAL SERVICES, INC.	97,885	106,314
2,672	INTACT FINANCIAL CORP.	170,651	192,845
2,582	INTER PIPELINE LTD.	82,335	79,874
700	KEYERA CORP.	51,327	48,846
3,199	LOBLAW COS. LTD.	121,245	171,184
4,738	MAGNA INTERNATIONAL, INC.	61,549	513,399
28,359	MANULIFE FINANCIAL CORP.	338,337	541,404
1,369	METHANEX CORP.	12,561	62,888
1,000	METRO, INC.	54,328	80,306
71,556	MTY FOOD GROUP, INC.	2,148,508	2,076,220
20,000	MULLEN GROUP LTD.	450,618	366,845
6,295	NATIONAL BANK OF CANADA	247,929	267,882
11,280	NEW GOLD, INC.(b)	90,970	48,351
2,600	ONEX CORP.	105,376	150,969
3,282	OPEN TEXT CORP.	72,477	190,993
4,328	PAN AMERICAN SILVER CORP.	53,923	39,935
4,772	PEMBINA PIPELINE CORP.	40,530	173,908
19,434	PENGROWTH ENERGY CORP.	99,676	61,223
2,500	PEYTO EXPLORATION & DEVELOPMENT CORP.	95,328	72,022
13,239	POTASH CORP. OF SASKATCHEWAN, INC.	356,548	468,003
4,200	POWER CORP. OF CANADA	105,623	114,815
1,672	POWER FINANCIAL CORP.	52,980	52,068
3,681	RESTAURANT BRANDS INTERNATIONAL, INC.(b)	137,022	144,160
2,546	RIOCAN REAL ESTATE INVESTMENT TRUST	64,797	57,919
2,701	RITCHIE BROS. AUCTIONEERS, INC.	50,064	72,582
9,354	ROGERS COMMUNICATIONS, INC., CLASS B	221,766	363,677
26,066	ROYAL BANK OF CANADA	866,758	1,800,255
4,800	SAPUTO, INC.	103,951	144,273
9,661	SHAW COMMUNICATIONS, INC., CLASS B	153,543	260,692
6,133	SILVER WHEATON CORP.	155,292	124,740
2,700	SNC-LAVALIN GROUP, INC.	100,003	102,976
11,810	SUN LIFE FINANCIAL, INC.	235,812	426,128
24,565	SUNCOR ENERGY, INC.	576,706	780,210
24,791	TALISMAN ENERGY, INC.	289,882	194,180
10,451	TELUS CORP.	261,680	376,822
33,126	TORONTO-DOMINION BANK (THE)	671,143	1,582,737
2,738	TOURMALINE OIL CORP.(b)	103,345	91,204
3,818	TRANSALTA CORP.	60,803	34,572
10,568	TRANSCANADA CORP.	451,538	519,395
32,500	TRICAN WELL SERVICE LTD.	422,140	155,814
15,331	TURQUOISE HILL RESOURCES LTD.(b)	53,846	47,373
5,205	VALEANT PHARMACEUTICALS INTERNATIONAL, INC.(b)	458,741	745,178

See accompanying notes to the financial statements.	71	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2014

Shares	Security	Cost	Fair value (a)	Percent of net assets
Canada (Cont’d):
2,256	VERMILION ENERGY, INC.	$83,841	110,683
		28,148,931	36,830,744	7.64%
China:
103,500	AAC TECHNOLOGIES HOLDINGS, INC.	357,673	550,024
7,754	BAIDU, INC. ADR(b)(d)	718,666	1,767,679
1,247,898	CHINA MEDICAL SYSTEM HOLDINGS LTD.	911,776	2,048,786
908,500	CHINA ZHENGTONG AUTO SERVICES HOLDINGS LTD.	519,426	401,972
2,382,000	KINGDEE INTERNATIONAL SOFTWARE GROUP CO. LTD.(b)	469,113	703,550
1,102,000	SHENGUAN HOLDINGS GROUP LTD.	462,633	366,749
589,000	SINOMEDIA HOLDING LTD.	492,982	329,242
865,500	SUN ART RETAIL GROUP LTD.	1,379,016	858,272
152,600	TENCENT HOLDINGS LTD.	1,050,626	2,189,556
5,054,228	XTEP INTERNATIONAL HOLDINGS LTD.	2,217,935	2,029,342
		8,579,846	11,245,172	2.33%
Denmark:
50	AP MOELLER - MAERSK A/S, CLASS A	46,408	95,667
120	AP MOELLER - MAERSK A/S, CLASS B	125,436	238,525
14,193	CARLSBERG A/S, CLASS B	1,170,298	1,102,166
62,920	CHR HANSEN HOLDING A/S	2,449,257	2,799,616
1,500	COLOPLAST A/S, CLASS B	27,666	126,251
13,100	DANSKE BANK A/S	138,182	352,581
200	FLSMIDTH & CO. A/S	6,012	8,773
46,955	ISS A/S(b)	1,405,048	1,351,777
52,555	NOVO NORDISK A/S ADR(d)	1,778,838	2,224,128
35,825	NOVO NORDISK A/S, CLASS B	714,442	1,515,813
49,087	NOVOZYMES A/S, CLASS B	1,367,636	2,059,487
2,600	PANDORA A/S	18,150	210,893
15,973	TDC A/S	107,272	121,725
3,250	TOPDANMARK A/S(b)	33,362	105,708
1,862	VESTAS WIND SYSTEMS A/S(b)	92,473	67,264
538	WILLIAM DEMANT HOLDING A/S(b)	50,896	40,835
		9,531,376	12,421,209	2.58%
Finland:
59,010	AMER SPORTS OYJ	756,234	1,146,601
4,509	FORTUM OYJ	87,100	97,437
45,730	HUHTAMAKI OYJ	754,175	1,205,329
1,396	KESKO OYJ, CLASS B	30,705	50,867
5,600	KONE OYJ, CLASS B	116,154	254,343
1,849	METSO OYJ	47,784	55,148
7,075	NESTE OIL OYJ	67,704	171,433
61,900	NOKIA OYJ	203,584	487,186
2,240	NOKIAN RENKAAT OYJ	31,307	54,866
1,960	ORION OYJ, CLASS B	49,561	60,847
5,328	SAMPO OYJ, CLASS A	242,279	249,828
15,829	STORA ENSO OYJ (REGISTERED)	75,698	140,896
11,934	UPM-KYMMENE OYJ	99,928	195,964
1,849	VALMET OYJ	14,443	22,771
3,486	WARTSILA OYJ ABP	107,429	156,431
		2,684,085	4,349,947	0.90%
France:
2,714	ACCOR S.A.	79,810	121,604
695	AEROPORTS DE PARIS	87,114	84,239
3,200	AIR FRANCE-KLM(b)	22,485	30,619
5,971	AIR LIQUIDE S.A.	664,778	736,753
8,186	AIRBUS GROUP N.V.	198,085	406,576
40,600	ALCATEL-LUCENT(b)	165,772	144,137
3,171	ALSTOM S.A.(b)	111,651	102,292
15,974	ARCELORMITTAL	233,322	173,018
1,165	ARKEMA S.A.	98,307	77,257
661	ATOS	51,394	52,307
30,426	AXA S.A.	405,215	702,735
26,840	BENETEAU S.A.(b)	272,439	375,860
17,630	BNP PARIBAS S.A.	762,443	1,036,014
1,253	BOUYGUES S.A.	50,411	45,215
1,977	BUREAU VERITAS S.A.	52,037	43,656

See accompanying notes to the financial statements.	72	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2014

Shares	Security	Cost	Fair value (a)	Percent of net assets
France (Cont’d):
3,068	CAP GEMINI S.A.	$111,960	218,527
10,544	CARREFOUR S.A.	248,258	320,348
2,177	CASINO GUICHARD PERRACHON S.A.	172,738	200,337
994	CHRISTIAN DIOR S.A.	70,757	169,832
7,447	CIE DE SAINT-GOBAIN	248,952	313,513
3,404	CIE GENERALE DES ETABLISSEMENTS MICHELIN	180,725	308,615
16,517	CREDIT AGRICOLE S.A.	122,492	212,337
9,584	DANONE S.A.	479,394	630,498
1,296	DASSAULT SYSTEMES S.A.	86,663	78,872
3,633	EDENRED	65,572	100,878
8,317	ELECTRICITE DE FRANCE S.A.	153,984	228,375
3,084	ESSILOR INTERNATIONAL S.A.	309,421	343,301
2,310	EURAZEO S.A.	77,962	161,357
3,160	EUTELSAT COMMUNICATIONS S.A.	100,179	102,155
20,350	GDF SUEZ	433,306	475,280
564	GECINA S.A.	51,331	70,589
13,307	GROUPE EUROTUNNEL S.A. (REGISTERED)	102,800	171,775
275	HERMES INTERNATIONAL	95,103	98,093
304	ILIAD S.A.	29,549	73,026
19,090	IPSOS	630,769	547,472
2,121	JCDECAUX S.A.	50,974	72,834
1,442	KERING	274,344	277,235
2,335	KLEPIERRE	57,367	100,576
4,713	LAFARGE S.A.	166,939	330,779
4,882	LEGRAND S.A.	111,114	255,567
4,633	L’OREAL S.A.	385,425	777,821
11,477	LVMH MOET HENNESSY LOUIS VUITTON S.A.	1,514,395	1,814,904
15,891	NATIXIS S.A.	49,085	104,497
34,547	ORANGE S.A.	364,835	587,516
3,500	PERNOD RICARD S.A.	239,500	388,069
12,969	PEUGEOT S.A.(b)	78,174	158,207
3,471	PUBLICIS GROUPE S.A.	251,099	248,604
4,895	RENAULT S.A.	134,511	357,705
2,444	REXEL S.A.	51,580	43,642
3,651	SAFRAN S.A.	184,115	224,715
19,270	SANOFI	1,135,907	1,756,189
10,522	SCHNEIDER ELECTRIC S.E.	454,997	764,548
278	SCHNEIDER ELECTRIC S.E.	8,838	20,167
1,813	SCOR S.E.	36,441	54,866
5,515	SES S.A.	114,220	197,829
457	SOCIETE BIC S.A.	49,235	60,650
11,367	SOCIETE GENERALE S.A.	395,442	477,656
66,982	SOCIETE TELEVISION FRANCAISE 1	834,791	1,024,626
5,160	SODEXO S.A.	267,994	505,935
1,581	TECHNIP S.A.	161,403	94,407
36,579	TOTAL S.A.	1,846,777	1,885,985
1,808	UNIBAIL-RODAMCO S.E.	228,178	462,102
674	VALEO S.A.	91,950	83,952
2,466	VALLOUREC S.A.	112,671	67,338
13,671	VEOLIA ENVIRONNEMENT S.A.	145,445	242,777
7,810	VINCI S.A.	316,569	427,369
47,725	VIVENDI S.A.	933,054	1,190,508
1,345	WENDEL S.A.	91,561	150,316
1,601	ZODIAC AEROSPACE	51,780	54,030
		18,217,888	24,221,383	5.03%
Germany:
3,492	ADIDAS A.G.	145,098	243,386
8,540	ALLIANZ S.E. (REGISTERED)	758,733	1,418,952
16,707	BASF S.E.	672,193	1,412,304
14,908	BAYER A.G. (REGISTERED)	793,310	2,038,064
5,125	BAYERISCHE MOTOREN WERKE A.G.	483,372	556,595
1,591	BEIERSDORF A.G.	86,858	129,766
1,305	BRENNTAG A.G.	47,835	73,432
54,100	CANCOM S.E.	2,500,765	2,322,536
4,528	CELESIO A.G.	63,758	146,410
20,348	COMMERZBANK A.G.(b)	248,184	270,317
1,564	CONTINENTAL A.G.	187,604	332,119

See accompanying notes to the financial statements.	73	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2014

Shares	Security	Cost	Fair value (a)	Percent of net assets
Germany (Cont’d):
26,370	CTS EVENTIM A.G. & CO. KGAA	$390,118	783,755
17,639	DAIMLER A.G. (REGISTERED)	589,913	1,471,633
21,220	DEUTSCHE BANK A.G. (REGISTERED)	743,686	641,390
13,804	DEUTSCHE BOERSE A.G.	734,170	989,250
3,261	DEUTSCHE LUFTHANSA A.G. (REGISTERED)	35,709	54,611
17,828	DEUTSCHE POST A.G. (REGISTERED)	210,542	583,308
50,136	DEUTSCHE TELEKOM A.G. (REGISTERED)	607,871	803,593
2,229	DEUTSCHE WOHNEN A.G. (BEARER)	49,350	52,962
18,495	DMG MORI SEIKI A.G. (BEARER)	399,162	525,857
27,124	E.ON S.E.	500,011	465,773
3,041	FRESENIUS MEDICAL CARE A.G. & CO. KGAA	190,582	227,591
6,867	FRESENIUS S.E. & CO. KGAA	150,261	358,596
1,527	GEA GROUP A.G.	49,653	67,611
18,980	GERRESHEIMER A.G.	1,060,450	1,026,468
40,600	GRAND CITY PROPERTIES S.A.(b)	502,298	596,848
2,246	HANNOVER RUECK S.E.	94,321	203,728
3,952	HEIDELBERGCEMENT A.G.	143,515	281,138
1,460	HENKEL A.G. & CO. KGAA	129,118	142,168
2,600	HOCHTIEF A.G.	108,936	183,714
387	HUGO BOSS A.G.	50,390	47,513
21,437	INFINEON TECHNOLOGIES A.G.	117,250	229,827
1,800	K+S A.G. (REGISTERED)	50,566	49,984
54,120	KLOECKNER & CO. S.E.(b)	611,006	583,246
1,013	LANXESS A.G.	69,793	47,128
4,200	LEONI A.G.	233,895	250,929
2,743	LINDE A.G.	475,408	511,624
728	MAN S.E.	80,772	81,192
2,050	MERCK KGAA	86,079	194,474
1,559	METRO A.G.(b)	48,976	47,731
3,549	MUENCHENER RUECKVERSICHERUNGS-GESELLSCHAFT AG IN MUENCHEN (REGISTERED)	444,935	711,013
2,502	OSRAM LICHT A.G.(b)	92,424	98,585
1,489	PROSIEBENSAT.1 MEDIA A.G. (REGISTERED)	25,180	62,730
2,970	RATIONAL A.G.	770,182	933,455
6,701	RWE A.G.	216,363	209,794
1,130	SALZGITTER A.G.	50,070	31,839
17,263	SAP S.E.	695,155	1,220,589
14,594	SIEMENS A.G. (REGISTERED)	934,614	1,655,108
7,661	THYSSENKRUPP A.G.(b)	152,398	197,045
7,071	TUI A.G.	57,698	117,201
3,007	TUI A.G.(b)	50,440	48,324
483	VOLKSWAGEN A.G.	48,103	105,243
		18,039,073	25,838,449	5.36%
Greece:
6,746	HELLENIC TELECOMMUNICATIONS ORGANIZATION S.A.(b)	54,075	73,618
20,281	JUMBO S.A.	123,759	206,789
3,968	OPAP S.A.	51,161	42,401
		228,995	322,808	0.07%
Hong Kong:
220,400	AIA GROUP LTD.	733,244	1,213,624
16,600	BANK OF EAST ASIA LTD.	71,196	66,581
82,500	BOC HONG KONG HOLDINGS LTD.	169,112	274,676
9,140,684	BONJOUR HOLDINGS LTD.	1,077,855	1,000,208
28,000	CHEUNG KONG HOLDINGS LTD.	277,057	467,214
10,000	CHEUNG KONG INFRASTRUCTURE HOLDINGS LTD.	46,496	73,696
36,500	CLP HOLDINGS LTD.	253,113	316,026
27,800	ESPRIT HOLDINGS LTD.	35,637	33,227
26,000	GALAXY ENTERTAINMENT GROUP LTD.	67,404	144,733
84,000	GLOBAL BRANDS GROUP HOLDING LTD.(b)	14,386	16,419
456,822	HAIER ELECTRONICS GROUP CO. LTD.	876,894	1,079,619
44,000	HANG LUNG PROPERTIES LTD.	116,126	122,623
18,600	HANG SENG BANK LTD.	228,767	309,270
15,730	HENDERSON LAND DEVELOPMENT CO. LTD.	45,544	109,188
48,300	HONG KONG & CHINA GAS CO. LTD.	103,438	109,982
15,300	HONG KONG EXCHANGES AND CLEARING LTD.	281,244	336,580
400	HOPEWELL HIGHWAY INFRASTRUCTURE LTD.	229	201

See accompanying notes to the financial statements.	74	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2014

Shares	Security	Cost	Fair value (a)	Percent of net assets
Hong Kong (Cont’d):
41,000	HUTCHISON WHAMPOA LTD.	$238,015	469,393
12,000	HYSAN DEVELOPMENT CO. LTD.	49,052	53,321
13,500	KERRY LOGISTICS NETWORK LTD.	28,209	21,366
27,000	KERRY PROPERTIES LTD.	90,767	97,547
84,000	LI & FUNG LTD.	86,666	78,557
40,500	LINK REIT (THE)	84,196	252,813
164,000	LUK FOOK HOLDINGS INTERNATIONAL LTD.	538,949	614,154
26,800	MGM CHINA HOLDINGS LTD.	51,645	67,561
30,500	MTR CORP. LTD.	88,703	124,569
54,000	NEW WORLD DEVELOPMENT CO. LTD.	59,135	61,767
43,500	NWS HOLDINGS LTD.	52,824	79,775
1,663,100	PAX GLOBAL TECHNOLOGY LTD.(b)	618,904	1,707,580
190,000	PCCW LTD.	77,805	129,435
8,130,757	PICO FAR EAST HOLDINGS LTD.	2,165,357	1,863,149
2,397,506	PORTS DESIGN LTD.(b)	1,773,831	729,641
24,000	POWER ASSETS HOLDINGS LTD.	139,091	231,854
25,937,742	REXLOT HOLDINGS LTD.	2,497,354	2,094,115
48,000	SANDS CHINA LTD.	128,061	233,462
22,000	SHANGRI-LA ASIA LTD.	29,501	30,273
1,055,400	SINO BIOPHARMACEUTICAL LTD.	922,369	954,651
59,400	SINO LAND CO. LTD.	80,601	95,346
566,000	SITOY GROUP HOLDINGS LTD.	361,652	458,061
25,000	SJM HOLDINGS LTD.	52,349	39,536
256,000	STELLA INTERNATIONAL HOLDINGS LTD.	679,964	675,038
26,000	SUN HUNG KAI PROPERTIES LTD.	310,693	393,157
19,000	SWIRE PACIFIC LTD., CLASS A	127,857	246,130
17,800	SWIRE PROPERTIES LTD.	50,632	52,531
415,000	TECHTRONIC INDUSTRIES CO. LTD.	776,722	1,329,946
3,000	TELEVISION BROADCASTS LTD.	9,222	17,433
708,000	VALUE PARTNERS GROUP LTD.	442,082	591,305
84,300	VTECH HOLDINGS LTD.	996,749	1,206,221
18,000	WHARF HOLDINGS (THE) LTD.	142,156	129,262
19,000	WHEELOCK & CO. LTD.	30,489	88,219
30,000	WYNN MACAU LTD.	50,423	83,636
582,000	YINGDE GASES GROUP CO. LTD.	583,171	407,054
15,000	YUE YUEN INDUSTRIAL HOLDINGS LTD.	30,233	54,005
		18,843,171	21,435,730	4.45%
Ireland:
6,412	ACCENTURE PLC, CLASS A	203,726	572,656
329,197	BANK OF IRELAND(b)	119,783	122,742
26,160	COVIDIEN PLC	851,052	2,675,645
14,894	CRH PLC	217,633	358,339
87,393	EXPERIAN PLC	1,408,425	1,474,120
11,673	JAMES HARDIE INDUSTRIES PLC - CDI	105,224	124,292
2,463	KERRY GROUP PLC, CLASS A	160,052	169,937
14,900	PERRIGO CO. PLC	1,908,034	2,490,684
9,423	SHIRE PLC	277,551	666,707
67,799	UBM PLC	542,163	506,021
		5,793,643	9,161,143	1.90%
Israel:
21,030	BANK HAPOALIM B.M.	80,002	99,182
21,775	BANK LEUMI LE-ISRAEL B.M.(b)	77,241	74,703
217	DELEK GROUP LTD.	52,364	54,452
6,042	ISRAEL CHEMICALS LTD.	49,265	43,581
314,214	MAGIC SOFTWARE ENTERPRISES LTD.	2,294,243	1,869,573
5,900	MIZRAHI TEFAHOT BANK LTD.(b)	51,135	61,887
1,494	NICE SYSTEMS LTD.	50,675	75,628
14,566	TEVA PHARMACEUTICAL INDUSTRIES LTD. ADR(d)	585,135	837,691
		3,240,060	3,116,697	0.65%
Italy:
56,711	AMPLIFON S.P.A.	248,331	335,776
18,467	ASSICURAZIONI GENERALI S.P.A.	269,600	377,381
5,758	ATLANTIA S.P.A.	117,756	133,739
93,475	AZIMUT HOLDING S.P.A.	1,279,167	2,016,559
57,599	ENEL GREEN POWER S.P.A.	98,098	119,672
95,489	ENEL S.P.A.	357,926	426,955
49,857	ENI S.P.A.	958,264	870,763

See accompanying notes to the financial statements.	75	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2014

Shares	Security	Cost	Fair value (a)	Percent of net assets
Italy (Cont’d):
3,610	EXOR S.P.A.	$90,616	147,278
10,070	FINMECCANICA S.P.A.(b)	50,331	93,500
221,737	INTESA SANPAOLO S.P.A.	432,354	641,450
18,185	INTESA SANPAOLO S.P.A. (RSP)	53,136	44,762
2,826	LUXOTTICA GROUP S.P.A.	118,626	154,717
19,749	MARR S.P.A.	315,231	349,859
5,176	MEDIOBANCA S.P.A.	52,251	41,908
25,272	MEDIOLANUM S.P.A.	87,322	160,321
2,801	PRYSMIAN S.P.A.	56,504	50,981
57,530	SNAM S.P.A.	249,716	283,803
214,771	SORIN S.P.A.(b)	634,461	500,460
111,427	TELECOM ITALIA S.P.A.(b)	150,893	118,171
7,497	TENARIS S.A.	100,710	113,239
34,652	TERNA RETE ELETTRICA NAZIONALE S.P.A.	130,368	156,977
74,546	UNICREDIT S.P.A.	407,835	475,120
25,343	UNIONE DI BANCHE ITALIANE S.C.P.A.	103,374	180,401
		6,362,870	7,793,792	1.62%
Japan:
1,400	ABC-MART, INC.	51,583	67,840
30,200	ADERANS CO. LTD.	398,005	284,937
14,200	AEON CO. LTD.	162,360	142,929
6,300	AEON FINANCIAL SERVICE CO. LTD.	81,451	123,159
1,210	AEON MALL CO. LTD.	23,091	21,397
2,300	AISIN SEIKI CO. LTD.	37,584	82,668
15,000	AJINOMOTO CO., INC.	116,767	277,946
5,200	ALFRESA HOLDINGS CORP.	50,794	62,844
2,000	AMADA CO. LTD.	10,582	17,148
21,000	ANA HOLDINGS, INC.	52,231	51,689
18,000	AOZORA BANK LTD.	51,121	55,864
36,100	ASAHI CO. LTD.	561,894	332,401
16,000	ASAHI GLASS CO. LTD.	97,913	78,130
5,600	ASAHI GROUP HOLDINGS LTD.	85,235	172,851
31,000	ASAHI KASEI CORP.	147,138	284,096
57,900	ASICS CORP.	802,820	1,383,682
37,000	ASTELLAS PHARMA, INC.	236,149	514,952
1,500	BANDAI NAMCO HOLDINGS, INC.	14,652	31,838
37,000	BANK OF YOKOHAMA (THE) LTD.	164,514	200,817
3,000	BENESSE HOLDINGS, INC.	114,910	89,117
13,800	BRIDGESTONE CORP.	205,726	479,562
5,200	BROTHER INDUSTRIES LTD.	38,445	94,342
20,100	CANON, INC.	672,638	638,414
16,600	CAPCOM CO. LTD.	276,543	250,201
3,800	CASIO COMPUTER CO. LTD.	51,908	58,357
2,700	CENTRAL JAPAN RAILWAY CO.	229,516	405,059
15,000	CHIBA BANK (THE) LTD.	81,968	98,449
7,800	CHUBU ELECTRIC POWER CO., INC.(b)	102,883	91,763
4,500	CHUGAI PHARMACEUTICAL CO. LTD.	82,278	110,618
4,000	CHUGOKU BANK (THE) LTD.	53,626	54,617
5,200	CHUGOKU ELECTRIC POWER (THE) CO., INC.	81,720	68,098
7,900	CITIZEN HOLDINGS CO. LTD.	31,581	60,777
43,036	CREDIT SAISON CO. LTD.	561,719	800,717
6,000	DAI NIPPON PRINTING CO. LTD.	55,038	54,151
33,400	DAIBIRU CORP.	353,886	313,923
11,000	DAIDO STEEL CO. LTD.	45,649	41,643
17,500	DAI-ICHI LIFE INSURANCE (THE) CO. LTD.	222,759	265,557
6,000	DAIICHI SANKYO CO. LTD.	96,542	83,883
4,500	DAIKIN INDUSTRIES LTD.	124,473	290,238
1,200	DAITO TRUST CONSTRUCTION CO. LTD.	117,985	135,871
10,000	DAIWA HOUSE INDUSTRY CO. LTD.	103,706	189,357
25,000	DAIWA SECURITIES GROUP, INC.	96,011	194,690
8,200	DENSO CORP.	185,234	382,166
2,800	DENTSU, INC.	46,871	117,834
48,000	DESCENTE LTD.	278,723	465,736
13,000	DOWA HOLDINGS CO. LTD.	55,385	103,755
7,000	EAST JAPAN RAILWAY CO.	392,789	524,444
3,400	EISAI CO. LTD.	112,861	131,743
2,400	ELECTRIC POWER DEVELOPMENT CO. LTD.	71,894	81,235

See accompanying notes to the financial statements.	76	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2014

Shares	Security	Cost	Fair value (a)	Percent of net assets
Japan (Cont’d):
1,800	FAMILYMART CO. LTD.	$52,590	67,197
13,700	FANUC CORP.	1,968,162	2,261,029
1,100	FAST RETAILING CO. LTD.	136,395	400,765
21,000	FUJI ELECTRIC CO. LTD.	51,969	83,773
10,000	FUJI HEAVY INDUSTRIES LTD.	146,485	352,151
8,800	FUJIFILM HOLDINGS CORP.	165,274	265,573
44,000	FUJITSU LTD.	171,664	234,382
11,000	FUKUOKA FINANCIAL GROUP, INC.	36,036	56,793
32,000	FURUKAWA ELECTRIC CO. LTD.	65,376	52,884
12,000	GS YUASA CORP.	47,814	51,044
6,000	GUNMA BANK (THE) LTD.	31,571	38,920
1,500	HAMAMATSU PHOTONICS K.K.	52,686	71,677
11,000	HANKYU HANSHIN HOLDINGS, INC.	51,221	59,180
3,000	HINO MOTORS LTD.	42,968	39,246
500	HIROSE ELECTRIC CO. LTD.	48,402	58,208
7,000	HIROSHIMA BANK (THE) LTD.	26,154	33,273
95,000	HITACHI LTD.	295,895	695,140
6,000	HITACHI METALS LTD.	45,405	102,178
9,500	HOKKAIDO ELECTRIC POWER CO., INC.(b)	84,575	75,995
7,300	HOKURIKU ELECTRIC POWER CO.	76,486	93,224
28,800	HONDA MOTOR CO. LTD.	780,069	837,495
6,300	HOYA CORP.	145,196	210,930
3,800	IBIDEN CO. LTD.	71,559	55,845
1,200	IDEMITSU KOSAN CO. LTD.	23,804	19,884
20,000	IHI CORP.	52,673	101,547
15,600	INPEX CORP.	192,488	173,087
9,800	ISETAN MITSUKOSHI HOLDINGS LTD.	85,535	120,141
8,500	ISUZU MOTORS LTD.	108,047	103,705
27,200	ITOCHU CORP.	291,860	290,813
5,000	IYO BANK (THE) LTD.	43,448	54,196
4,000	J FRONT RETAILING CO. LTD.	31,099	46,581
1,600	JAPAN AIRLINES CO. LTD.	47,656	46,737
3,500	JAPAN EXCHANGE GROUP, INC.	56,090	81,544
1,500	JAPAN PETROLEUM EXPLORATION CO. LTD.	54,111	47,001
10	JAPAN REAL ESTATE INVESTMENT CORP.	52,344	48,126
33	JAPAN RETAIL FUND INVESTMENT CORP.	60,174	69,592
13,500	JAPAN TOBACCO, INC.	389,868	370,684
6,000	JFE HOLDINGS, INC.	94,802	133,551
4,000	JGC CORP.	53,048	82,436
12,000	JOYO BANK (THE) LTD.	54,056	59,549
3,100	JSR CORP.	39,530	53,233
5,000	JTEKT CORP.	36,670	84,685
29,200	JX HOLDINGS, INC.	150,765	113,760
7,000	KAJIMA CORP.	15,004	28,930
18,000	KANSAI ELECTRIC POWER (THE) CO., INC.(b)	164,557	171,247
2,000	KANSAI PAINT CO. LTD.	10,449	30,909
40,913	KAO CORP.	1,003,886	1,614,001
35,000	KAWASAKI HEAVY INDUSTRIES LTD.	71,135	159,835
9,954	KDDI CORP.	239,416	622,824
24,800	KEIHIN CORP.	308,810	368,190
13,000	KEIKYU CORP.	95,310	96,283
5,000	KEIO CORP.	28,322	35,884
5,000	KEISEI ELECTRIC RAILWAY CO. LTD.	23,110	60,971
981	KEYENCE CORP.	180,512	434,522
6,000	KIKKOMAN CORP.	52,867	147,203
35,000	KINTETSU CORP.	106,062	115,439
10,000	KIRIN HOLDINGS CO. LTD.	103,112	123,871
19,300	KOBAYASHI PHARMACEUTICAL CO. LTD.	1,039,320	1,126,178
15,400	KOMATSU LTD.	339,281	341,411
2,300	KONAMI CORP.	50,313	42,408
7,000	KONICA MINOLTA, INC.	53,139	75,506
21,000	KUBOTA CORP.	129,773	304,946
4,300	KURITA WATER INDUSTRIES LTD.	96,931	89,833
5,400	KYOCERA CORP.	198,000	247,502
5,000	KYOWA HAKKO KIRIN CO. LTD.	54,616	47,066
6,500	KYUSHU ELECTRIC POWER CO., INC.(b)	59,661	65,098
2,800	LAWSON, INC.	120,035	169,311
4,200	LIXIL GROUP CORP.	71,097	88,822

See accompanying notes to the financial statements.	77	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2014

Shares	Security	Cost	Fair value (a)	Percent of net assets
Japan (Cont’d):
1,000	MAKITA CORP.	$48,587	45,244
24,000	MARUBENI CORP.	173,505	143,863
6,500	MARUI GROUP CO. LTD.	32,287	58,785
11,400	MAZDA MOTOR CORP.	95,886	273,647
2,700	MCDONALD’S HOLDINGS CO. JAPAN LTD.	73,436	59,068
1,700	MEIJI HOLDINGS CO. LTD.	54,895	154,828
32,100	MEITEC CORP.	736,840	947,496
1,800	MIRACA HOLDINGS, INC.	71,311	77,570
40,000	MITSUBISHI CHEMICAL HOLDINGS CORP.	161,621	194,788
25,200	MITSUBISHI CORP.	378,464	462,165
32,000	MITSUBISHI ELECTRIC CORP.	244,114	380,993
27,000	MITSUBISHI ESTATE CO. LTD.	353,310	571,438
17,000	MITSUBISHI GAS CHEMICAL CO., INC.	75,149	85,399
57,000	MITSUBISHI HEAVY INDUSTRIES LTD.	185,317	315,163
4,000	MITSUBISHI LOGISTICS CORP.	45,017	57,830
18,000	MITSUBISHI MATERIALS CORP.	47,129	59,836
6,400	MITSUBISHI MOTORS CORP.	62,338	58,631
3,800	MITSUBISHI TANABE PHARMA CORP.	49,996	55,685
240,600	MITSUBISHI UFJ FINANCIAL GROUP, INC.	1,162,680	1,318,763
27,000	MITSUBISHI UFJ LEASE & FINANCE CO. LTD.	83,878	127,589
29,600	MITSUI & CO. LTD.	306,203	395,698
37,000	MITSUI CHEMICALS, INC.	87,469	105,098
14,000	MITSUI FUDOSAN CO. LTD.	364,288	376,537
3,000	MITSUI MINING & SMELTING CO. LTD.	5,391	7,227
12,000	MITSUI OSK LINES LTD.	47,398	35,645
387,420	MIZUHO FINANCIAL GROUP, INC.	672,532	650,981
8,280	MS&AD INSURANCE GROUP HOLDINGS, INC.	177,615	196,665
3,600	MURATA MANUFACTURING CO. LTD.	162,615	393,241
27,000	NEC CORP.	70,167	78,713
5,000	NGK INSULATORS LTD.	63,090	102,977
3,000	NGK SPARK PLUG CO. LTD.	28,359	90,592
6,000	NH FOODS LTD.	72,315	131,239
3,500	NIDEC CORP.	102,546	227,019
9,369	NIFCO, INC.	209,429	303,823
6,000	NIKON CORP.	75,728	79,668
1,800	NINTENDO CO. LTD.	172,120	187,598
22	NIPPON BUILDING FUND, INC.	90,970	110,224
17,000	NIPPON EXPRESS CO. LTD.	60,747	86,459
2,000	NIPPON PAINT HOLDINGS CO. LTD.	44,426	58,051
123,535	NIPPON STEEL & SUMITOMO METAL CORP.	307,243	306,579
7,600	NIPPON TELEGRAPH & TELEPHONE CORP.	342,697	391,081
17,000	NISHI-NIPPON CITY BANK (THE) LTD.	40,901	49,093
5,000	NISSAN CHEMICAL INDUSTRIES LTD.	50,851	90,167
39,400	NISSAN MOTOR CO. LTD.	365,539	343,184
8,470	NISSHIN SEIFUN GROUP, INC.	78,577	82,068
1,200	NISSIN FOODS HOLDINGS CO. LTD.	43,959	57,426
13,900	NISSIN KOGYO CO. LTD.	186,052	193,523
2,700	NITORI HOLDINGS CO. LTD.	87,310	145,094
3,200	NITTO DENKO CORP.	77,639	178,955
72,300	NOMURA HOLDINGS, INC.	256,136	411,429
2,700	NOMURA RESEARCH INSTITUTE LTD.	43,930	82,906
17,800	NORTH PACIFIC BANK LTD.	49,457	68,886
7,000	NSK LTD.	50,459	82,904
1,400	NTT DATA CORP.	36,520	52,335
23,800	NTT DOCOMO, INC.	362,981	348,388
6,500	NTT URBAN DEVELOPMENT CORP.	52,710	65,204
12,000	OBAYASHI CORP.	48,665	77,124
4,000	ODAKYU ELECTRIC RAILWAY CO. LTD.	30,548	35,495
5,100	OLYMPUS CORP.(b)	71,174	179,703
2,700	OMRON CORP.	80,696	121,015
1,300	ONO PHARMACEUTICAL CO. LTD.	55,952	115,196
8,000	ONWARD HOLDINGS CO. LTD.	54,094	48,136
1,200	ORIENTAL LAND CO. LTD.	113,097	275,184
10,700	ORIX CORP.	118,187	133,760
37,000	OSAKA GAS CO. LTD.	121,878	138,291
5,100	OTSUKA HOLDINGS CO. LTD.	146,161	152,959
35,800	PANASONIC CORP.	247,727	420,602
2,600	PARK24 CO. LTD.	51,627	38,288

See accompanying notes to the financial statements.	78	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2014

Shares	Security	Cost	Fair value (a)	Percent of net assets
Japan (Cont’d):
190,400	PRESTIGE INTERNATIONAL, INC.	$1,329,082	1,500,571
15,200	RAKUTEN, INC.	97,714	211,624
28,900	RESONA HOLDINGS, INC.	128,453	145,862
10,000	RICOH CO. LTD.	94,506	101,586
1,200	RINNAI CORP.	52,047	80,805
1,500	ROHM CO. LTD.	51,836	91,003
4,000	SANKYO CO. LTD.	195,165	137,857
2,600	SANTEN PHARMACEUTICAL CO. LTD.	85,886	139,141
13,720	SBI HOLDINGS, INC.	111,165	148,979
3,400	SECOM CO. LTD.	133,812	195,337
4,100	SEGA SAMMY HOLDINGS, INC.	38,822	52,601
3,400	SEIBU HOLDINGS, INC.	65,652	69,367
1,800	SEIKO EPSON CORP.	55,145	75,606
13,000	SEKISUI CHEMICAL CO. LTD.	66,177	156,501
6,000	SEKISUI HOUSE LTD.	44,394	78,587
8,100	SERIA CO. LTD.	125,942	268,829
12,800	SEVEN & I HOLDINGS CO. LTD.	281,200	461,705
25,000	SHARP CORP.(b)	50,043	55,403
4,900	SHIKOKU ELECTRIC POWER CO., INC.(b)	52,495	59,400
4,000	SHIMADZU CORP.	25,419	40,708
1,000	SHIMAMURA CO. LTD.	61,206	86,158
1,500	SHIMANO, INC.	58,204	194,025
6,000	SHIMIZU CORP.	50,924	40,855
8,300	SHIN-ETSU CHEMICAL CO. LTD.	411,842	539,975
41,600	SHINKO PLANTECH CO. LTD.	342,251	291,896
25,000	SHINSEI BANK LTD.	51,465	43,645
4,000	SHIONOGI & CO. LTD.	67,679	103,622
5,900	SHISEIDO CO. LTD.	88,706	82,620
7,000	SHIZUOKA BANK (THE) LTD.	65,240	64,029
900	SMC CORP.	106,941	234,366
16,500	SOFTBANK CORP.	351,077	981,952
5,700	SOMPO JAPAN NIPPONKOA HOLDINGS, INC.	114,918	143,241
16,000	SONY CORP.	201,655	325,741
4,400	SONY FINANCIAL HOLDINGS, INC.	56,074	64,882
22,200	SQUARE ENIX HOLDINGS CO. LTD.	278,007	461,450
54,900	STANLEY ELECTRIC CO. LTD.	805,200	1,186,666
7,000	SUMCO CORP.	47,761	100,659
25,000	SUMITOMO CHEMICAL CO. LTD.	74,256	98,981
21,300	SUMITOMO CORP.	207,214	218,772
13,100	SUMITOMO ELECTRIC INDUSTRIES LTD.	127,803	163,446
12,000	SUMITOMO HEAVY INDUSTRIES LTD.	39,379	64,489
9,000	SUMITOMO METAL MINING CO. LTD.	88,484	134,296
25,500	SUMITOMO MITSUI FINANCIAL GROUP, INC.	795,433	921,379
71,310	SUMITOMO MITSUI TRUST HOLDINGS, INC.	214,202	272,146
6,000	SUMITOMO REALTY & DEVELOPMENT CO. LTD.	163,837	204,393
67,200	SUMITOMO RUBBER INDUSTRIES LTD.	817,767	1,000,533
1,500	SUNTORY BEVERAGE & FOOD LTD.	54,566	51,792
5,800	SUZUKI MOTOR CORP.	104,611	174,354
47,000	SYSMEX CORP.	1,081,349	2,085,072
7,700	T&D HOLDINGS, INC.	97,474	92,634
13,000	TAIHEIYO CEMENT CORP.	27,372	40,907
11,000	TAISEI CORP.	19,822	62,615
600	TAISHO PHARMACEUTICAL HOLDINGS CO. LTD.	40,190	36,602
10,000	TAKASHIMAYA CO. LTD.	63,872	80,199
12,800	TAKEDA PHARMACEUTICAL CO. LTD.	505,987	531,145
1,100	TDK CORP.	52,815	64,812
29,000	TEIJIN LTD.	67,529	77,230
5,200	TERUMO CORP.	95,419	118,428
2,000	THK CO. LTD.	29,290	48,287
14,000	TOBU RAILWAY CO. LTD.	67,422	59,828
2,200	TOHO CO. LTD.	42,502	49,919
17,000	TOHO GAS CO. LTD.	81,221	83,311
7,200	TOHOKU ELECTRIC POWER CO., INC.	56,650	83,638
19,100	TOKAI RIKA CO. LTD.	279,165	401,226
14,400	TOKIO MARINE HOLDINGS, INC.	359,676	467,636
21,600	TOKYO ELECTRIC POWER CO., INC.(b)	102,702	88,017
4,300	TOKYO ELECTRON LTD.	191,374	326,314
40,000	TOKYO GAS CO. LTD.	151,969	215,847

See accompanying notes to the financial statements.	79	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2014

Shares	Security	Cost	Fair value (a)	Percent of net assets
Japan (Cont’d):
6,000	TOKYO TATEMONO CO. LTD.	$56,308	43,696
25,000	TOKYU CORP.	103,448	155,094
23,000	TOKYU FUDOSAN HOLDINGS CORP.	86,617	158,478
4,000	TONENGENERAL SEKIYU K.K.	37,796	34,194
17,000	TORAY INDUSTRIES, INC.	70,413	136,153
80,000	TOSHIBA CORP.	245,424	338,752
6,000	TOTO LTD.	30,029	69,787
3,000	TOYO SUISAN KAISHA LTD.	74,690	96,868
4,000	TOYOTA INDUSTRIES CORP.	101,266	204,389
48,000	TOYOTA MOTOR CORP.	1,673,413	2,993,307
1,900	TOYOTA TSUSHO CORP.	17,167	43,914
2,500	TREND MICRO, INC.	74,501	68,400
61,000	TSUGAMI CORP.	318,601	326,233
34,800	TSUMURA & CO.	799,027	769,362
24,596	TSURUHA HOLDINGS, INC.	904,437	1,425,875
8,000	UBE INDUSTRIES LTD.	13,963	11,953
7,800	UNICHARM CORP.	68,794	187,704
17,500	UNIPRES CORP.	363,607	287,037
34	UNITED URBAN INVESTMENT CORP.	52,061	53,405
6,500	USHIO, INC.	68,874	67,993
4,900	USS CO. LTD.	56,003	75,406
4,100	WEST JAPAN RAILWAY CO.	134,756	194,282
23,600	YAHOO JAPAN CORP.	62,283	85,158
1,300	YAKULT HONSHA CO. LTD.	22,252	68,605
16,300	YAMADA DENKI CO. LTD.	56,674	54,404
4,800	YAMAHA MOTOR CO. LTD.	48,849	96,535
4,500	YAMATO HOLDINGS CO. LTD.	77,981	88,607
1,600	YAMATO KOGYO CO. LTD.	50,862	44,984
4,000	YAMAZAKI BAKING CO. LTD.	44,679	49,354
5,000	YASKAWA ELECTRIC CORP.	48,019	63,956
		47,848,075	65,150,047	13.52%
Mexico:
7,695	FRESNILLO PLC	109,038	91,315
496,719	WAL-MART DE MEXICO S.A.B. DE C.V., SERIES V	1,512,171	1,067,927
		1,621,209	1,159,242	0.24%
Netherlands:
35,080	AALBERTS INDUSTRIES N.V.	676,899	1,036,408
26,780	ACCELL GROUP	446,234	440,405
34,297	AEGON N.V.	128,398	257,330
4,340	AKZO NOBEL N.V.	184,408	300,956
1,349	ALTICE S.A.(b)	91,892	106,452
30,290	ARCADIS N.V.	736,105	905,795
7,173	ASML HOLDING N.V.	106,863	768,491
25,939	ASML HOLDING N.V. (REGISTERED)	1,571,559	2,797,002
14,274	CORE LABORATORIES N.V.	1,662,464	1,717,733
1,094	CORIO N.V.	43,642	53,390
3,045	DELTA LLOYD N.V.	50,617	66,922
768	GEMALTO N.V.	50,382	63,129
965	HEINEKEN HOLDING N.V.	23,862	60,489
3,662	HEINEKEN N.V.	128,663	260,146
240,268	ING GROEP N.V. - CVA(b)	2,123,546	3,110,896
12,511	KONINKLIJKE AHOLD N.V.	152,129	222,396
2,539	KONINKLIJKE DSM N.V.	86,313	154,387
51,375	KONINKLIJKE KPN N.V.	108,346	161,974
20,095	KONINKLIJKE PHILIPS N.V.	343,642	583,462
1,765	KONINKLIJKE VOPAK N.V.	97,890	91,434
1,395	OCI N.V.(b)	50,711	48,414
8,430	QIAGEN N.V.(b)	119,420	197,415
3,238	RANDSTAD HOLDING N.V.	99,928	155,721
69,437	ROYAL DUTCH SHELL PLC, CLASS A	1,986,780	2,301,592
45,720	ROYAL DUTCH SHELL PLC, CLASS B	1,093,318	1,570,661
46,270	SENSATA TECHNOLOGIES HOLDING N.V.(b)	1,607,892	2,425,011
121,345	TNT EXPRESS N.V.	825,513	806,198
24,590	USG PEOPLE N.V.	199,072	277,336
6,193	WOLTERS KLUWER N.V.	101,075	189,107
50,795	YANDEX N.V., CLASS A(b)	1,341,566	912,278
		16,239,129	22,042,930	4.57%

See accompanying notes to the financial statements.	80	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2014

Shares	Security	Cost	Fair value (a)	Percent of net assets
New Zealand:
25,444	AUCKLAND INTERNATIONAL AIRPORT LTD.	$78,319	83,739
11,811	CONTACT ENERGY LTD.	51,688	58,780
7,321	FLETCHER BUILDING LTD.	51,323	47,220
18,050	SKYCITY ENTERTAINMENT GROUP LTD.	49,428	54,525
37,843	SPARK NEW ZEALAND LTD.	73,138	91,690
		303,896	335,954	0.07%
Norway:
76,926	AKASTOR ASA	262,774	222,960
94,877	AKER SOLUTIONS ASA(b)	1,065,672	522,791
15,353	DNB ASA	117,829	226,370
3,900	KVAERNER ASA	6,507	4,580
21,490	NORSK HYDRO ASA	82,180	120,868
104,344	ORKLA ASA	711,925	711,134
12,350	SCHIBSTED ASA	474,812	784,995
5,278	SEADRILL LTD.	104,057	60,757
21,587	STATOIL ASA	418,607	378,300
11,360	TELENOR ASA	229,860	229,056
53,300	TGS NOPEC GEOPHYSICAL CO. ASA	1,394,842	1,153,217
85,000	TOMRA SYSTEMS ASA	703,315	654,446
4,000	YARA INTERNATIONAL ASA	109,527	178,887
		5,681,907	5,248,361	1.09%
Philippines:
333,554	METROPOLITAN BANK & TRUST CO.	570,875	614,957
		570,875	614,957	0.13%
Portugal:
20,567	EDP - ENERGIAS DE PORTUGAL S.A.	48,529	79,541
10,080	GALP ENERGIA SGPS S.A.	157,855	101,979
4,320	JERONIMO MARTINS SGPS S.A.	51,516	43,300
		257,900	224,820	0.05%
Russia:
10	X5 RETAIL GROUP N.V.(b)	172	122
4,670	X5 RETAIL GROUP N.V. GDR (REGISTERED)(b)	69,764	56,753
		69,936	56,875	0.01%
Singapore:
31,000	ASCENDAS REAL ESTATE INVESTMENT TRUST	51,629	55,646
39,500	CAPITALAND LTD.	75,674	98,141
36,000	CAPITAMALL TRUST	34,133	55,394
11,000	CITY DEVELOPMENTS LTD.	71,096	84,928
32,000	COMFORTDELGRO CORP. LTD.	49,631	62,648
34,000	DBS GROUP HOLDINGS LTD.	221,626	525,043
22,000	FRASER AND NEAVE LTD.	7,411	45,184
44,000	FRASERS CENTREPOINT LTD.	52,608	56,074
113,000	GLOBAL LOGISTIC PROPERTIES LTD.	177,046	211,334
2,000	JARDINE CYCLE & CARRIAGE LTD.	60,253	64,220
28,000	KEPPEL CORP. LTD.	105,334	186,835
7,840	KEPPEL REIT	3,250	7,218
40,000	OVERSEA-CHINESE BANKING CORP. LTD.	316,737	314,375
17,000	SEMBCORP INDUSTRIES LTD.	31,827	57,009
22,000	SEMBCORP MARINE LTD.	32,803	54,193
12,000	SINGAPORE AIRLINES LTD.	70,334	104,917
31,000	SINGAPORE EXCHANGE LTD.	139,131	182,270
26,000	SINGAPORE PRESS HOLDINGS LTD.	44,166	82,588
21,000	SINGAPORE TECHNOLOGIES ENGINEERING LTD.	48,624	53,764
170,000	SINGAPORE TELECOMMUNICATIONS LTD.	324,551	499,013
16,000	STARHUB LTD.	54,214	50,104
24,000	UNITED OVERSEAS BANK LTD.	333,181	443,709
15,000	UOL GROUP LTD.	49,917	78,717
		2,355,176	3,373,324	0.70%
South Africa:
11,111	INVESTEC PLC	66,959	92,819
74,221	SHOPRITE HOLDINGS LTD.	1,521,660	1,074,352
271,007	WOOLWORTHS HOLDINGS LTD.	1,736,434	1,791,525
		3,325,053	2,958,696	0.61%
South Korea:
6,492	BINGGRAE CO. LTD.	586,045	445,151

See accompanying notes to the financial statements.	81	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2014

Shares	Security	Cost	Fair value (a)	Percent of net assets
South Korea (Cont’d):
61,397	BS FINANCIAL GROUP, INC.	$682,218	808,011
2,493	DAUM KAKAO CORP.	183,545	278,395
57,052	DGB FINANCIAL GROUP, INC.	701,742	587,017
22,930	HALLA VISTEON CLIMATE CONTROL CORP.	481,495	1,003,559
5,243	HYUNDAI MIPO DOCKYARD	581,800	330,723
68,521	KGINICIS CO. LTD.	1,234,753	1,109,712
18,148	KIA MOTORS CORP.	860,470	857,440
6,353	KIWOOM SECURITIES CO. LTD.	349,706	264,115
8,630	KOREA INVESTMENT HOLDINGS CO. LTD.	309,155	379,207
1,948	SAMSUNG ELECTRONICS CO. LTD.	2,418,879	2,341,597
9,049	YOUNGONE HOLDINGS CO. LTD.	515,320	729,674
		8,905,128	9,134,601	1.89%
Spain:
7,845	ABERTIS INFRAESTRUCTURAS S.A.	102,995	154,986
1,260	ACCIONA S.A.(b)	78,312	84,594
7,760	ACERINOX S.A.	95,129	116,006
5,299	AMADEUS IT HOLDING S.A., CLASS A	128,322	210,567
103,161	BANCO BILBAO VIZCAYA ARGENTARIA S.A.	787,415	970,902
52,763	BANCO DE SABADELL S.A.	136,577	138,226
19,444	BANCO POPULAR ESPANOL S.A.	75,512	96,273
202,261	BANCO SANTANDER S.A.	1,458,460	1,691,271
98,076	BANKIA S.A.(b)	167,891	145,399
33,767	CAIXABANK S.A.	125,921	175,392
1,388	CONSTRUCCIONES Y AUXILIAR DE FERROCARRILES S.A.	645,501	506,303
9,700	DISTRIBUIDORA INTERNACIONAL DE ALIMENTACION S.A.	47,567	65,222
6,512	ENAGAS S.A.	118,772	206,123
3,362	FERROVIAL S.A.	50,676	66,244
10,622	GAS NATURAL SDG S.A.	164,427	267,216
1,818	GRIFOLS S.A.	52,706	72,370
72,700	IBERDROLA S.A.	385,685	489,138
84,315	INDITEX S.A.	2,292,219	2,415,873
41,424	MAPFRE S.A.	112,854	139,498
21,941	MELIA HOTELS INTERNATIONAL S.A.	146,843	233,955
2,839	RED ELECTRICA CORP. S.A.	121,909	249,227
19,639	REPSOL S.A.	379,635	365,053
6,246	TECNICAS REUNIDAS S.A.	299,368	273,977
62,394	TELEFONICA S.A.	864,770	892,481
4,021	ZARDOYA OTIS S.A.	45,057	44,497
		8,884,523	10,070,793	2.09%
Sweden:
7,400	ASSA ABLOY AB, CLASS B	89,466	391,067
11,337	ATLAS COPCO AB, CLASS A	121,648	315,590
6,368	ATLAS COPCO AB, CLASS B	78,834	163,173
31,182	BULTEN AB	262,010	266,793
34,110	DUNI AB	300,088	504,997
7,501	ELECTROLUX AB, CLASS B	95,788	220,089
8,575	ELEKTA AB, CLASS B	104,728	87,518
15,793	HENNES & MAURITZ AB, CLASS B	349,564	655,122
3,700	HEXAGON AB, CLASS B	56,830	114,422
17,500	HUSQVARNA AB, CLASS B	64,201	128,701
8,270	INDUSTRIVARDEN AB, CLASS C	85,948	143,639
3,000	INVESTMENT AB KINNEVIK, CLASS B	51,225	97,294
10,953	INVESTOR AB, CLASS B	150,033	396,929
1,045	MILLICOM INTERNATIONAL CELLULAR S.A. SDR	88,132	77,718
43,747	NORDEA BANK AB	262,992	505,256
13,730	ORIFLAME COSMETICS S.A. SDR	453,020	189,822
23,773	SANDVIK AB	201,678	231,470
13,348	SECURITAS AB, CLASS B	106,689	161,728
35,236	SKANDINAVISKA ENSKILDA BANKEN AB, CLASS A	139,725	445,718
2,800	SKANSKA AB, CLASS B	23,703	59,860
5,793	SKF AB, CLASS B	143,420	121,867
5,400	SSAB AB, CLASS A(b)	48,129	31,188
78,705	SVENSKA CELLULOSA AB S.C.A., CLASS B	1,587,366	1,699,714
11,056	SVENSKA HANDELSBANKEN AB, CLASS A	235,903	516,235
10,728	SWEDBANK AB, CLASS A	252,261	266,944
3,023	SWEDISH MATCH AB	101,559	94,290
9,481	TELE2 AB, CLASS B	115,918	114,779

See accompanying notes to the financial statements.	82	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2014

Shares	Security	Cost	Fair value (a)	Percent of net assets
Sweden (Cont’d):
58,718	TELEFONAKTIEBOLAGET LM ERICSSON, CLASS B	$533,417	711,130
36,666	TELIASONERA AB	193,138	235,797
21,000	VOLVO AB, CLASS B	127,847	226,797
		6,425,260	9,175,647	1.90%
Switzerland:
91,143	ABB LTD. (REGISTERED)	1,653,847	1,927,829
24,737	ACE LTD.	1,993,580	2,841,786
1,367	ACTELION LTD. (REGISTERED)	52,159	157,269
19,843	ADECCO S.A. (REGISTERED)	869,461	1,359,324
2,059	ARYZTA A.G.	50,704	158,208
484	BALOISE HOLDING A.G. (REGISTERED)	26,452	61,814
93	BANQUE CANTONALE VAUDOISE (REGISTERED)	50,737	50,173
88	BARRY CALLEBAUT A.G. (REGISTERED)	88,741	90,127
35	CHOCOLADEFABRIKEN LINDT & SPRUNGLI A.G. (PARTICIPATION CERTIFICATE)	50,308	172,788
3	CHOCOLADEFABRIKEN LINDT & SPRUNGLI A.G. (REGISTERED)	75,352	172,190
8,167	CIE FINANCIERE RICHEMONT S.A. (REGISTERED)	550,611	723,411
21,908	CREDIT SUISSE GROUP A.G. (REGISTERED)	555,076	549,208
990	GEBERIT A.G. (REGISTERED)	85,632	336,435
140	GIVAUDAN S.A. (REGISTERED)	76,496	250,328
189,200	GLENCORE PLC	736,586	870,839
4,025	HOLCIM LTD. (REGISTERED)	183,971	285,816
4,134	JULIUS BAER GROUP LTD.	87,890	188,655
45,240	LOGITECH INTERNATIONAL S.A. (REGISTERED)	392,534	607,573
897	LONZA GROUP A.G. (REGISTERED)	50,452	101,090
87,529	NESTLE S.A. (REGISTERED)	3,375,183	6,416,011
61,842	NOVARTIS A.G. (REGISTERED)	2,791,270	5,687,453
12,477	PANALPINA WELTTRANSPORT HOLDING A.G. (REGISTERED)	996,903	1,675,134
8,225	PARGESA HOLDING S.A. (BEARER)	522,376	633,599
12,406	ROCHE HOLDING A.G. (GENUSSCHEIN)	1,614,189	3,362,528
1,381	SCHINDLER HOLDING A.G. (PARTICIPATION CERTIFICATE)	108,493	199,269
589	SCHINDLER HOLDING A.G. (REGISTERED)	68,597	84,478
1,079	SGS S.A. (REGISTERED)	2,223,657	2,200,019
77	SIKA A.G. (BEARER)	152,753	225,842
1,300	SONOVA HOLDING A.G. (REGISTERED)	84,464	190,571
10,640	STMICROELECTRONICS N.V.	55,625	79,349
635	SULZER A.G. (REGISTERED)	30,609	67,461
2,995	SWATCH GROUP (THE) A.G. (BEARER)	1,446,159	1,329,892
743	SWISS LIFE HOLDING A.G. (REGISTERED)	101,194	175,582
1,660	SWISS PRIME SITE A.G. (REGISTERED)	125,957	121,631
4,658	SWISS RE A.G.	362,000	389,750
459	SWISSCOM A.G. (REGISTERED)	157,641	241,021
1,427	SYNGENTA A.G. (REGISTERED)	339,691	458,210
32,298	TE CONNECTIVITY LTD.	587,755	2,042,848
56,395	UBS GROUP A.G.(b)	905,252	969,413
4,176	WOLSELEY PLC	70,461	237,733
2,235	ZURICH INSURANCE GROUP A.G.	358,327	699,874
		24,109,145	38,392,531	7.97%
Taiwan:
671,160	D-LINK CORP.	372,053	391,783
121,000	GIANT MANUFACTURING CO. LTD.	642,691	1,070,950
176,000	SIMPLO TECHNOLOGY CO. LTD.	932,483	873,250
156,486	TAIWAN SEMICONDUCTOR MANUFACTURING CO. LTD. ADR(d)	2,401,935	3,502,157
190,000	TRIPOD TECHNOLOGY CORP.	428,387	370,794
		4,777,549	6,208,934	1.29%
Thailand:
843,000	LPN DEVELOPMENT PCL (REGISTERED)	503,455	563,708
358,100	PRUKSA REAL ESTATE PCL (REGISTERED)	244,466	312,929
		747,921	876,637	0.18%
United Kingdom:
25,248	3I GROUP PLC	88,645	175,469
13,185	ABERDEEN ASSET MANAGEMENT PLC	49,918	88,064
89,889	ADMIRAL GROUP PLC	1,676,101	1,840,804

See accompanying notes to the financial statements.	83	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2014

Shares	Security	Cost	Fair value (a)	Percent of net assets
United Kingdom (Cont’d):
1,020,354	ADVANCED COMPUTER SOFTWARE GROUP PLC	$1,875,273	2,206,417
5,755	AGGREKO PLC	166,030	134,082
100,516	ALENT PLC	496,170	501,497
50,155	AMEC FOSTER WHEELER PLC	774,558	656,427
24,964	ANGLO AMERICAN PLC	493,529	461,882
9,080	ANTOFAGASTA PLC	92,822	105,421
20,590	ARM HOLDINGS PLC	287,778	317,050
45,240	ARM HOLDINGS PLC ADR(d)	1,472,829	2,094,612
64,586	ASHMORE GROUP PLC	355,710	280,012
4,622	ASHTEAD GROUP PLC	77,679	81,713
5,043	ASSOCIATED BRITISH FOODS PLC	166,737	245,017
22,825	ASTRAZENECA PLC	798,636	1,605,639
59,299	AVIVA PLC	212,664	444,337
5,239	BABCOCK INTERNATIONAL GROUP PLC	41,807	85,715
46,467	BAE SYSTEMS PLC	230,164	339,210
13,290	BALFOUR BEATTY PLC	50,926	43,516
269,400	BARCLAYS PLC	1,019,431	1,012,809
13,160	BELLWAY PLC	213,724	395,324
30,110	BERENDSEN PLC	273,326	513,388
61,258	BG GROUP PLC	967,887	815,388
23,170	BOVIS HOMES GROUP PLC	193,551	319,098
336,758	BP PLC	2,260,533	2,138,325
30,795	BRITISH AMERICAN TOBACCO PLC	1,148,773	1,673,210
11,630	BRITISH LAND (THE) CO. PLC	61,579	139,712
143,369	BT GROUP PLC	523,985	889,972
5,069	BUNZL PLC	39,524	138,180
68,102	BURBERRY GROUP PLC	1,468,017	1,725,610
16,980	CAPITA PLC	162,367	284,571
13,691	CARPHONE WAREHOUSE GROUP PLC	84,128	98,611
92,189	CENTRICA PLC	340,421	396,777
24,375	CNH INDUSTRIAL N.V.	141,398	196,497
28,496	COBHAM PLC	93,701	142,890
210,376	COMPASS GROUP PLC	1,296,438	3,585,716
2,950	CRODA INTERNATIONAL PLC	101,220	121,552
268,760	DEBENHAMS PLC	325,200	312,706
82,520	DEVRO PLC	362,296	390,345
73,493	DIAGEO PLC	1,001,558	2,107,862
14,844	DIGNITY PLC	263,151	442,812
142,245	DIPLOMA PLC	1,049,766	1,570,278
32,144	DIRECT LINE INSURANCE GROUP PLC	123,935	144,980
95	DRAX GROUP PLC	544	675
2,272	EASYJET PLC	52,680	58,643
10,222	FIAT CHRYSLER AUTOMOBILES N.V.(b)	27,207	118,371
34,018	FRIENDS LIFE GROUP LTD.	144,933	192,326
21,685	G4S PLC	77,070	93,323
32,712	GKN PLC	101,683	173,510
88,301	GLAXOSMITHKLINE PLC	1,353,348	1,889,203
101,170	GREGGS PLC	781,008	1,148,446
17,505	HAMMERSON PLC	69,535	163,610
104,290	HOMESERVE PLC	364,770	545,295
335,233	HSBC HOLDINGS PLC	2,323,658	3,168,111
81,929	IG GROUP HOLDINGS PLC	612,506	913,182
2,476	IMI PLC	52,347	48,471
18,792	IMPERIAL TOBACCO GROUP PLC	441,174	822,960
41,477	INDIVIOR PLC(b)	69,421	96,581
11,958	INMARSAT PLC	92,794	148,189
1,678	INTERCONTINENTAL HOTELS GROUP PLC	52,076	67,241
32,745	INTERNATIONAL CONSOLIDATED AIRLINES GROUP S.A.(b)	90,834	242,377
2,722	INTERTEK GROUP PLC	108,909	98,669
6,025	INTU PROPERTIES PLC	21,274	31,157
687,159	ITE GROUP PLC	2,554,971	1,713,346
40,973	ITV PLC	90,693	136,496
29,306	J SAINSBURY PLC	141,007	111,414
3,841	JOHNSON MATTHEY PLC	85,088	201,361
42,914	KINGFISHER PLC	109,517	226,140
133,080	LAIRD PLC	465,719	638,545

See accompanying notes to the financial statements.	84	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2014

Shares	Security	Cost	Fair value (a)	Percent of net assets
United Kingdom (Cont’d):
15,511	LAND SECURITIES GROUP PLC	$113,585	277,552
76,900	LEGAL & GENERAL GROUP PLC	203,240	295,359
271	LIBERTY GLOBAL PLC, CLASS A(b)	12,461	13,606
669	LIBERTY GLOBAL PLC, SERIES C(b)	29,576	32,319
2,013,775	LLOYDS BANKING GROUP PLC(b)	1,667,432	2,378,001
6,030	LONDON STOCK EXCHANGE GROUP PLC	69,795	207,169
449,800	MAN GROUP PLC	638,904	1,112,938
25,083	MARKS & SPENCER GROUP PLC	101,882	185,194
309,051	MEARS GROUP PLC	1,592,404	1,801,939
13,587	MEGGITT PLC	60,745	108,606
13,437	MELROSE INDUSTRIES PLC	52,258	55,289
58,002	NATIONAL GRID PLC	577,740	826,866
3,200	NEXT PLC	86,367	337,523
96,618	OLD MUTUAL PLC	133,905	284,145
17,030	PEARSON PLC	231,527	313,270
2,408	PERSIMMON PLC(b)	52,915	58,904
6,290	PETROFAC LTD.	120,064	68,219
40,642	PRUDENTIAL PLC	617,594	935,259
126,222	QINETIQ GROUP PLC	220,779	367,350
2,341	RANDGOLD RESOURCES LTD.	150,411	158,394
41,477	RECKITT BENCKISER GROUP PLC	3,002,452	3,346,005
21,004	REED ELSEVIER N.V.	272,359	501,969
163,258	REED ELSEVIER PLC	1,280,530	2,777,572
10,746	REXAM PLC	57,562	75,548
44,200	RIGHTMOVE PLC	1,610,114	1,538,824
7,202	RIO TINTO LTD.	402,208	337,826
20,340	RIO TINTO PLC	890,650	937,115
33,377	ROLLS-ROYCE HOLDINGS PLC	497,076	449,623
20,800	ROTORK PLC	903,523	748,493
417,869	ROYAL BANK OF SCOTLAND GROUP PLC(b)	2,373,403	2,536,682
7,055	ROYAL MAIL PLC	51,348	46,979
12,917	RSA INSURANCE GROUP PLC(b)	94,770	86,931
15,612	SABMILLER PLC	708,109	807,956
20,657	SAGE GROUP (THE) PLC	74,323	148,966
8,660	SAVILLS PLC	53,120	91,304
10,277	SEGRO PLC	36,889	58,910
139,395	SERCO GROUP PLC	651,134	346,650
4,954	SEVERN TRENT PLC	76,220	153,598
18,980	SKY PLC	142,985	264,168
18,823	SMITH & NEPHEW PLC	151,602	345,579
5,478	SMITHS GROUP PLC	80,025	92,716
4,369	SPORTS DIRECT INTERNATIONAL PLC(b)	53,128	47,916
16,949	SSE PLC	293,983	425,499
31,024	STANDARD CHARTERED PLC	418,962	465,267
48,103	STANDARD LIFE PLC	131,737	296,335
689,878	TESCO PLC	3,300,612	2,007,491
1,868	TRAVIS PERKINS PLC	52,605	53,780
22,129	TSB BANKING GROUP PLC(b)(e)	101,184	95,663
8,792	TULLOW OIL PLC	101,958	55,629
26,076	UNILEVER N.V. - CVA	863,492	1,024,337
24,244	UNILEVER PLC	545,190	984,809
26,359	UNILEVER PLC ADR(d)	631,457	1,067,012
10,541	UNITED UTILITIES GROUP PLC	80,109	149,376
256,900	VECTURA GROUP PLC(b)	364,176	510,146
2,343	VEDANTA RESOURCES PLC	35,450	20,690
118,639	VESUVIUS PLC	588,138	824,277
484,417	VODAFONE GROUP PLC	1,593,934	1,659,835
3,239	WEIR GROUP (THE) PLC	94,600	92,707
2,849	WHITBREAD PLC	65,613	210,248
8,611	WILLIAM HILL PLC	52,153	48,425
51,312	WM MORRISON SUPERMARKETS PLC	206,637	146,032
25,749	WPP PLC	191,382	534,193
		63,119,137	80,542,122	16.71%
United States:
75,947	APPLIED MATERIALS, INC.	1,325,523	1,892,599
33,092	ARCH CAPITAL GROUP LTD.(b)	650,221	1,955,737
24,880	AXIS CAPITAL HOLDINGS LTD.	938,631	1,271,119

See accompanying notes to the financial statements.	85	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2014

Shares	Security	Cost	Fair value (a)	Percent of net assets
United States (Cont’d):
4,351	CARNIVAL PLC	$131,345	196,455
2,477	CATAMARAN CORP.(b)	112,176	128,178
49,124	COCA-COLA ENTERPRISES, INC.	1,541,074	2,172,264
157,653	FLEXTRONICS INTERNATIONAL LTD.(b)	1,057,465	1,762,560
16,540	STEINER LEISURE LTD.(b)	783,275	764,314
8,041	THOMSON REUTERS CORP.	206,631	324,395
		6,746,341	10,467,621	2.17%
	Sub-total Common Stocks:	355,415,156	458,990,201	95.24%
Master Limited Partnerships:
United States:
51,339	LAZARD LTD., CLASS A	1,479,020	2,568,490
		1,479,020	2,568,490	0.53%
	Sub-total Master Limited Partnerships:	1,479,020	2,568,490	0.53%
Preferred Stocks:
Germany:
1,521	BAYERISCHE MOTOREN WERKE A.G.	49,612	124,830
3,500	DRAEGERWERK A.G. & CO. KGAA	397,095	355,142
2,072	HENKEL A.G. & CO. KGAA	181,473	224,138
3,478	PORSCHE AUTOMOBIL HOLDING S.E.	159,145	282,591
2,770	RWE A.G. (NON VOTING)	76,994	62,976
2,472	VOLKSWAGEN A.G.	552,028	552,175
		1,416,347	1,601,852	0.33%
South Korea:
193	SAMSUNG ELECTRONICS CO. LTD.	167,351	180,590
		167,351	180,590	0.04%
	Sub-total Preferred Stocks	1,583,698	1,782,442	0.37%
Rights:
Austria:
10,586	IMMOEAST A.G.(b)(c)	-	-
		-	-	0.00%
France:
2	GROUPE FNAC(b)	-	11
		-	11	0.00%
South Korea:
10,454	DGB FINANCIAL GROUP, INC.(b)	-	16,549
		-	16,549	0.00%
United Kingdom:
3,371	APA GROUP(b)	-	2,339
		-	2,339	0.00%
	Sub-total Rights	-	18,899	0.00%
Warrants:
France:
12,969	PEUGEOT S.A.
	EXP. 4/29/17, STRIKE $6.43(b)	-	22,112
		-	22,112	0.01%
	Sub-total Warrants	-	22,112	0.01%

See accompanying notes to the financial statements.	86	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2014

Shares	Security	Cost	Fair value (a)	Percent of net assets
Investment Companies:
United States:
19,400	ISHARES MSCI EAFE SMALL-CAP ETF	$878,588	906,174
		878,588	906,174	0.19%
	Sub-total Investment Companies	878,588	906,174	0.19%
Short-Term Investments:
16,787,523	NORTHERN INSTITUTIONAL FUNDS - U.S. GOVERNMENT SELECT PORTFOLIO, 0.01%(f)	16,787,523	16,787,523
	Sub-total Short-Term Investments:	16,787,523	16,787,523	3.48%
	Grand total(g)	$376,143,985	481,075,841	99.82%

(a)	Investments are valued in accordance with procedures described in note 2 to the financial statements.
(b)	Non-income producing assets.
(c)	Security has been deemed worthless and is a Level 3 investment.
(d)	Securities are American Depositary Receipts of companies based outside of the United States representing 2.38% of net assets as of December 31, 2014.
(e)
Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees.

(f)
The short-term investment is a money market portfolio of the investment company, Northern Institutional Funds. At December 31, 2013, the value of the Clearwater International Fund’s investment in the U.S. Government Select Portfolio of the Northern Institutional Funds was approximately $17,465,003 with net sales of approximately $677,480 during the fiscal year ended December 31, 2014.

(g)
At December 31, 2014, the cost for Federal income tax purposes was $378,319,708. The aggregate gross unrealized appreciation and depreciation of investments in securities based on this cost was as follows:

Gross unrealized appreciation	$124,149,675
Gross unrealized depreciation	(21,393,542)
Net unrealized appreciation	$102,756,133

At December 31, 2014, the industry sectors for the Clearwater International Fund were:

Industry Sector	Percent of Long-Term Investments
Consumer Discretionary	17.99%
Consumer Staples	10.35
Energy	5.25
Financials	21.24
Health Care	9.64
Industrials	15.01
Information Technology	10.38
Materials	5.68
Telecommunication Services	2.60
Utilities	1.86
100.00%

See accompanying notes to the financial statements.	87	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2014

At December 31, 2014, the Clearwater International Fund’s investments were denominated in the following currencies:

Concentration by Currency	Percent of Long-Term Investments
Euro	20.23%
British Pound	18.05
Japanese Yen	14.03
United States Dollar	11.00
Canadian Dollar	6.93
Swiss Franc	6.83
Hong Kong Dollar	6.66
Australian Dollar	5.71
All other currencies less than 5%	10.56
100.00%

At December 31, 2014, the Clearwater International Fund had outstanding forward foreign currency exchange contracts as follows:

Contracts To Deliver Currency	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Gains (Losses)	Counterparty
Japanese Yen	376,474,272	United States Dollar	3,688,393	2/13/15	$544,169	Northern Trust
Japanese Yen	15,098,441	United States Dollar	139,765	2/13/15	13,666	Northern Trust
Japanese Yen	21,258,338	United States Dollar	187,606	2/13/15	10,061	Northern Trust
Japanese Yen	18,808,240	United States Dollar	155,040	2/13/15	(2,042)	Northern Trust
United States Dollar	246,446	Japanese Yen	26,899,872	2/13/15	(21,785)	Northern Trust
United States Dollar	280,061	Japanese Yen	29,945,249	2/13/15	(29,966)	Northern Trust
					$514,103

See accompanying notes to the financial statements.	88	(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments – Clearwater International Fund
December 31, 2014

See accompanying notes to the financial statements	89	(Continued)

Item 2. Code of Ethics

As of December 31, 2014, the Board of Trustees of Clearwater Investment Trust (the “Trust”) has adopted a code of ethics that applies to the Trust’s President/Chief Executive Officer and Treasurer/Chief Financial Officer (“Code of Ethics”).  For the fiscal year ended December 31, 2014, there were no amendments to any provision of the Code of Ethics, nor were there any waivers granted from a provision of the Code of Ethics. A copy of the Code of Ethics has been filed with this Form N-CSR pursuant to Item 12(a)(1).

 Item 3. Audit Committee Financial Expert

The Board of Trustees of the Trust consists of seven members, four of whom are Independent Trustees as defined by the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Trustees does not include an “audit committee financial expert” (as defined in Item 3 of Form N-CSR). Given the restrictive nature of the definition of an “audit committee financial expert,” the Board of Trustees has determined that no current member of the Board of Trustees of the Trust qualifies as an “audit committee financial expert.” Furthermore, the Board of Trustees has determined that given the nature of investment company financial statements in general and the investment policies of the Trust’s fund offerings in particular that the independent trustees possess the necessary skills and experience to perform the functions of the audit committee.

Item 4. Principal Accountant Fees and Services

		2014	2013

(a)	Audit Fees	$100,635	$92,354

(b)	Audit-Related Fees	$0	$0

(c)	Tax Fees1	$54,400	$29,700

(d)	All Other Fees	$0	$0

1	Tax Fees are the aggregate amount billed by the Trust's principal accountant for tax compliance, tax advice, international tax reclaim filings and tax planning during the fiscal year.

(e)

1.
The audit committee has not adopted pre-approval policies and procedures regarding the provision of audit or non-audit services to the trust, as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X, as the audit committee requires that all such services be approved by them in advance.

	2.	No services were pre-approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	Non-Audit Related Fees Provided to the Trust or to the Trust’s Investment Adviser.

2014 = $16,150 2013 = $11,100

(h)
For the most recent fiscal year, the Audit Committee has determined that the provision of non-audit services to Clearwater Management Company and its affiliates was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable (the Funds are not listed issuers).

Item 6.  Investments

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.

(b)	Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable (the Trust is an open-end management investment company)

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not applicable (the Trust is an open-end management investment company)

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable (the Trust is an open-end management investment company)

Item 10.  Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board of Trustees.

Item 11.  Controls and Procedures

(a)
The Trust’s principal executive officer and principal financial officer has concluded that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective based on the principal executive officer and principal financial officer’s evaluation of these controls and procedures (as required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended) as of a date within 90 days of the filing date of this document.

(b)
There were no changes in the Trust’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Trust’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 12.  Exhibits

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the 1940 Act.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the 1940 Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Clearwater Investment Trust

By	/s/ Justin H. Weyerhaeuser
Justin H. Weyerhaeuser
President (Principal Executive Officer) and
Treasurer (Principal Financial Officer)

Date: March 5, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Clearwater Investment Trust

By	/s/ Justin H. Weyerhaeuser
Justin H. Weyerhaeuser
President (Principal Executive Officer)

Date: March 5, 2015

Clearwater Investment Trust

By	/s/ Justin H. Weyerhaeuser
Justin H. Weyerhaeuser
Treasurer (Principal Financial Officer)

Date: March 5, 2015